UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08786

Pioneer Variable Contracts Trust

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: December 31, 2022

Date of reporting period: January 1, 2022 through December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer Variable Contracts Trust
Pioneer Bond

VCT Portfolio
Class I and II Shares
Annual Report  |  December 31, 2022
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Bond VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 12/31/22
Portfolio Diversification
(As a percentage of total investments)*
+ Amount rounds to less than 0.1%.
5 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bonds, 2.250%, 2/15/52	4.60%
2.	U.S. Treasury Bills, 1/24/23	3.30
3.	U.S. Treasury Bills, 2/2/23	3.30
4.	U.S. Treasury Bills, 1/10/23	2.91
5.	U.S. Treasury Bonds, 3.000%, 2/15/48	1.87
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.

Performance Update 12/31/22
Prices and Distributions
Net Asset Value per Share	12/31/22	12/31/21
Class l	$9.23	$11.27
Class ll	$9.25	$11.30

Distributions per Share (1/1/22 - 12/31/22)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Tax Return of Capital
Class l	$0.2223	$0.0155	$0.1970	$0.0200
Class ll	$0.1979	$0.0155	$0.1970	$0.0200

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2022)
	Class l	Class ll	Bloomberg U.S. Aggregate Bond Index
10 Years	1.67%	1.43%	1.06%
5 Years	0.29%	0.04%	0.02%
1 Year	-14.19%	-14.45%	-13.01%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio
Based on actual returns from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$ 960.00	$ 958.90
Expenses Paid During Period*	$ 2.42	$ 3.65

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.49% and 0.74% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,022.74	$1,021.48
Expenses Paid During Period*	$ 2.50	$ 3.77

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.49% and 0.74% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12-month period ended December 31, 2022. Mr. Komenda, a Managing Director and Director of Investment-Grade Corporates, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi US, and Jonathan Scott, a senior vice president, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi US.
Q:	How did the Portfolio perform during the 12-month period ended December 31, 2022?
A:	Pioneer Bond VCT Portfolio’s Class I shares returned -14.19% at net asset value during the 12-month period ended December 31, 2022, and Class II shares returned -14.45%, while the Portfolio’s benchmark, the Bloomberg US Aggregate Bond Index (the Bloomberg Index), returned -13.01%.
Q:	How would you describe the investment environment in the fixed-income markets during the 12-month period?
A:	The first quarter of 2022 saw increased geopolitical tensions, rising levels of inflation, and the prospect of higher interest rates due to changing monetary policies of several central banks, dominate market sentiment. Those factors combined to drive losses across most asset classes. Russia’s invasion of Ukraine in late-February 2022, together with US and European sanctions on Russia led to a spike in energy, metals, and food prices, adding downside risk to real economic growth and adding upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infections exacerbated already troublesome supply-chain disruptions and raised concerns about further risks to global economic growth.
At its mid-March 2022 meeting, the US Federal Reserve (Fed) acted to try to stem inflation by raising the target range for its benchmark overnight lending rate by a quarter-point, to 0.25%‒0.50%, and indicating that further increases in the federal funds rate target range would follow rapidly. The Fed also formally ended its pandemic-era quantitative easing program and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities. US consumer price inflation rose above 8% in March 2022, and would peak at 9.1% in June. The Fed implemented a series of sharp increases to the federal funds target range of between 50 and 75 basis points (bps) between May and December 2022, bringing the target to a range of 4.25%‒4.50%, its highest level since the fall of 2007. (A basis point is equal to 1/100th of a percentage point.)
Against that backdrop, the US Treasury yield curve moved higher, with yield increases rising most significantly for issues with shorter maturities as the market priced in the Fed’s series of interest-rate increases. For the full 12-month period ended December 31, 2022, the two-year Treasury yield finished 368 bps higher, increasing from 0.73% in December 2021 to 4.41%, while the 10-year Treasury yield rose by a more modest 236 bps, from 1.52% to 3.88%, and the 30-year Treasury yield rose by 207 bps, from 1.90% to 3.97%. As a result, the Treasury yield curve ended 2022 significantly inverted (meaning

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

that short-term yields were higher than long-term yields), a development historically viewed as a predictor of recession.
Rising Treasury yields and widening credit spreads weighed on fixed-income market returns for the 12-month period. The investment-grade market, as gauged by the Bloomberg US Aggregate Bond Index, posted a return of -13.01% for the full calendar year. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Within the investment-grade market, corporate bonds were the biggest laggards, generating a return of -15.76%, while securitized assets and Treasuries also posted-double-digit losses. Below-investment-grade, US high-yield corporate bonds returned -11.22% for the period, as measured by the ICE BofA US High Yield Index.
Q:	What factors influenced the Portfolio’s performance relative to the Bloomberg Barclays Index during the 12-month period?
A:	The Portfolio’s sector allocation results weighed on relative returns for the period. Most notably, the Portfolio’s underweight (versus the benchmark) to nominal US Treasuries, and an overweight to credit-sensitive sectors, were key detractors from relative performance. Non-agency MBS and commercial MBS (CMBS) exposures also detracted from relative results, as credit concerns and an imbalance between supply and demand weighed on the agency-MBS sector, while investors’ sentiment with respect to CMBS weakened over the period, due to fears of impairment in underlying collateral in the event of a recession. Another detractor from relative performance was the Portfolio’s allocation to investment-grade corporate bonds, as credit spreads in the sector widened, driven by rising fears of a recession against a backdrop of tighter financial conditions.
The negative effects of the Portfolio’s benchmark-relative underweight to Treasuries and overweights to both the investment -grade and high-yield credit sectors were offset, to a degree, by holdings of index-based, high-yield credit-default-swap contracts (CDX), which we utilized in an attempt to hedge credit risk in the Portfolio. The CDX positions aided relative performance as credit spreads widened during the 12-month period.
The Portfolio’s below-benchmark (short) stance with respect to duration (and corresponding interest-rate sensitivity) early in the period aided relative performance, as US Treasury yields moved higher over the 12 months. In addition, positioning along the yield curve proved additive to relative returns, as the Portfolio was underweight to securities with longer maturities, which felt the most negative effects of rising interest rates. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Overall security selection results were a modest, positive contributor to the Portfolio’s relative performance for the period. Within agency MBS, an overweight to higher-coupon pools supported relative returns, as higher-coupon MBS have tended to be less sensitive to prepayment risk, and they outperformed over the period as mortgage rates rose and mortgage durations extended for lower-coupon pools. (Prepayment risk is the risk involved with the premature return of principal on a fixed-income security. When principal is returned early, future interest payments will not be paid on that part of the principal.)
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22 (continued)
Finally, within the Portfolio’s allocation to investment-grade corporates, positioning within industrials was slightly additive to relative results.
Q:	Did the Portfolio have any investments in derivative securities during the 12-month period? If so, did the derivatives have any material impact on performance?
A:	Yes, we invested the Portfolio in Treasury futures and in the CDX positions mentioned earlier. We invest in Treasury futures as part of our duration-management strategy for the Portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We typically have used the CDX positions as part of our efforts to either increase or reduce the Portfolio’s exposures to both investment-grade and high-yield securities efficiently, as cash-bond transactions take a little more time to execute, and have a higher liquidity cost. The use of derivatives, we think, may allow the Portfolio to potentially benefit from the performance impact of the targeted asset class, while retaining a better liquidity profile, which may help reduce risk.
Treasury futures, which we typically utilize to help managed the Portfolio's yield-curve and duration positioning, had a slightly negative effect on relative returns during the 12-month period. The use of CDX, as we noted earlier, aided the Portfolio’s relative returns over the 12-month period.
Q:	What factors affected the Portfolio’s yield, or distributions* to shareholders, during the 12-month period?
A:	Rising Treasury yields and the widening in credit spreads over the 12-month period resulted in an increase in the Portfolio’s monthly distribution rate, while having a negative effect on total return due to declining bond prices.
Q:	What is your investment outlook and how is the Portfolio positioned?
A:	The US macroeconomic situation remains highly unusual, in our view, due to the lingering effects of COVID-19-related changes in consumption, production, and supply chains. As consumption has continued to shift away from goods to services and as supply chains have continued to normalize, manufacturing has slowed overall. Supply-chain disruptions have decreased significantly, but backlogs remain for many products. At the same time, the domestic job market has remained overheated, with job openings far in excess of available workers. Inflation has remained well above the Fed’s longer-run goal of 2%, and wage growth has been above levels consistent with that inflation target. The Fed has continued to focus on cooling the labor market to bring wage inflation down, and likely hopes that it can do so without tipping the economy into recession. However, we believe the path to such a “soft landing” for the economy remains extremely narrow.
We believe clarity on when the Fed will eventually pause its rate-hiking cycle could boost investor demand for US fixed-income assets in general, and provide a tailwind for fixed-income market returns, based on both spread tightening and declining interest rates over the near term. With that said, we still see elevated risk for a possible Fed policy mistake later this year, which could lead to a recession, and so we believe that a strong focus on credit
*	Distributions are not guaranteed.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
selection remains critical. As of period-end, we had moved the Portfolio from a relatively neutral-duration stance versus the benchmark to a modest long-duration stance.
Within the corporate credit segment, we have continued to favor investments in the financials sector, and banks, in particular, as we feel valuations there are historically dislocated relative to the industrials sector. We have maintained a meaningfully higher credit-quality profile in the Portfolio than we normally have over time (still higher than the benchmark's), due to what we view as poor valuations and the potential for a slowing economy. Finally, we believe conditions are in place for potential outperformance by securitized, credit-sensitive sectors in 2023.
Please refer to the Schedule of Investments on pages 8 to 32 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22
Principal Amount USD ($)		Value
UNAFFILIATED ISSUERS — 104.4%
Senior Secured Floating Rate Loan Interests — 0.6% of Net Assets*(a)
Chemicals-Diversified — 0.1%
44,662	LSF11 A5 HoldCo LLC, Term Loan, 7.938% (Term SOFR + 350 bps), 10/15/28	$ 43,211
142,825	Mativ Holdings, Inc., Term B Loan, 8.188% (Term SOFR + 375 bps), 4/20/28	135,684
	Total Chemicals-Diversified	$ 178,895
Electronic Composition — 0.0%†
49,257	Energy Acquisition LP, First Lien Initial Term Loan, 8.634% (LIBOR + 425 bps), 6/26/25	$ 44,439
	Total Electronic Composition	$ 44,439
Enterprise Software & Services — 0.0%†
16,685	Verint Systems, Inc., Refinancing Term Loan, 6.12% (LIBOR + 200 bps), 6/28/24	$ 16,612
	Total Enterprise Software & Services	$ 16,612
Finance-Leasing Company — 0.0%†
61,449	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 5.853% (LIBOR + 150 bps), 2/12/27	$ 60,754
	Total Finance-Leasing Company	$ 60,754
Medical-Wholesale Drug Distribution — 0.1%
69,475	Owens & Minor, Inc., Term B-1 Loan, 8.173% (Term SOFR + 375 bps), 3/29/29	$ 69,649
	Total Medical-Wholesale Drug Distribution	$ 69,649
Metal Processors & Fabrication — 0.1%
113,563	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 8.765% (LIBOR + 400 bps), 10/12/28	$ 106,181
	Total Metal Processors & Fabrication	$ 106,181
Physical Practice Management — 0.1%
84,199	Team Health Holdings, Inc., Extended Term Loan, 9.573% (Term SOFR + 525 bps), 3/2/27	$ 63,886
	Total Physical Practice Management	$ 63,886
Rental Auto & Equipment — 0.0%†
34,650	PECF USS Intermediate Holding III Corp., Initial Term Loan, 8.634% (LIBOR + 425 bps), 12/15/28	$ 29,016
	Total Rental Auto & Equipment	$ 29,016
Retail-Restaurants — 0.1%
149,418	1011778 B.C. Unlimited Liability Co., Term B-4 Loan, 6.165% (LIBOR + 175 bps), 11/19/26	$ 147,036
	Total Retail-Restaurants	$ 147,036
Schools — 0.1%
105,380	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan, 8.48% (LIBOR + 375 bps), 2/21/25	$ 101,478
	Total Schools	$ 101,478
Telephone-Integrated — 0.0%†
52,283	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 6.134% (LIBOR + 175 bps), 3/1/27	$ 50,240
	Total Telephone-Integrated	$ 50,240
	Total Senior Secured Floating Rate Loan Interests (Cost $920,734)	$ 868,186

Asset Backed Securities — 6.5% of Net Assets
300,000	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class D, 7.25%, 5/21/29 (144A)	$ 296,066
250,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class C, 6.168% (1 Month USD LIBOR + 185 bps), 8/15/34 (144A)	225,634
300,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class D, 7.218% (1 Month USD LIBOR + 290 bps), 11/15/36 (144A)	271,449
8
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
395,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL1, Class C, 6.107% (SOFR30A + 230 bps), 1/15/37 (144A)	$ 368,096
350,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class C, 7.786% (1 Month Term SOFR + 345 bps), 5/15/37 (144A)	333,296
212,939	Blackbird Capital Aircraft, Series 2021-1A, Class A, 2.443%, 7/15/46 (144A)	174,685
170,000(a)	BSPRT Issuer, Ltd., Series 2022-FL8, Class C, 6.107% (SOFR30A + 230 bps), 2/15/37 (144A)	159,697
250,000(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class CR, 7.064% (3 Month Term SOFR + 320 bps), 4/15/35 (144A)	228,496
200,000	Commercial Equipment Finance LLC, Series 2021-A, Class C, 3.55%, 12/15/28 (144A)	186,142
100,596	Continental Credit Card ABS LLC, Series 2019-1A, Class A, 3.83%, 8/15/26 (144A)	99,720
375,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class A, 6.19%, 10/15/30 (144A)	358,911
192,650	CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/53 (144A)	169,899
100,000	DataBank Issuer, Series 2021-1A, Class B, 2.65%, 2/27/51 (144A)	85,574
291,750	Domino's Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/49 (144A)	252,025
50,000	Drive Auto Receivables Trust, Series 2020-2, Class D, 3.05%, 5/15/28	48,933
18,086(b)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	16,427
5,742	FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 2/18/31 (144A)	5,736
400,000(c)	Finance of America HECM Buyout, Series 2022-HB1, Class M3, 5.084%, 2/25/32 (144A)	371,977
343,580	Finance of America Structured Securities Trust, Series 2022-S1, Class A1, 2.00%, 2/25/52	312,763
321,658	Finance of America Structured Securities Trust, Series 2022-S1, Class A2, 3.00%, 2/25/52	284,064
250,000	Foundation Finance Trust, Series 2019-1A, Class B, 4.22%, 11/15/34 (144A)	238,454
250,000(a)	Goldentree Loan Management US CLO 6, Ltd., Series 2019-6A, Class DR, 7.063% (3 Month Term SOFR + 310 bps), 4/20/35 (144A)	218,773
125,000(a)	HGI CRE CLO, Ltd., Series 2021-FL2, Class C, 6.126% (1 Month USD LIBOR + 180 bps), 9/17/36 (144A)	117,331
197,500	HOA Funding LLC - HOA, Series 2021-1A, Class A2, 4.723%, 8/20/51 (144A)	147,581
80,947	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/39 (144A)	69,609
18,515	Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)	5,555
195,597	JG Wentworth XLIII LLC, Series 2019-1A, Class A, 3.82%, 8/17/71 (144A)	165,040
10,416	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)	10,135
456,090	Libra Solutions LLC, Series 2022-2A, Class B, 8.85%, 10/15/34 (144A)	450,215
48,126	Marlette Funding Trust, Series 2019-2A, Class C, 4.11%, 7/16/29 (144A)	47,763
100,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54%, 3/20/26 (144A)	95,406
350,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 6.889% (1 Month USD LIBOR + 255 bps), 10/16/36 (144A)	325,110
79,546	Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 9/20/40 (144A)	68,328
57,961	MVW LLC, Series 2020-1A, Class C, 4.21%, 10/20/37 (144A)	54,199
200,000	Nelnet Student Loan Trust, Series 2021-A, Class B1, 2.85%, 4/20/62 (144A)	158,943
32,990(a)	Newtek Small Business Loan Trust, Series 2017-1, Class A, 6.389% (1 Month USD LIBOR + 200 bps), 2/25/43 (144A)	32,872
83,066	NMEF Funding LLC, Series 2019-A, Class C, 3.30%, 8/17/26 (144A)	82,505
100,000	NMEF Funding LLC, Series 2021-A, Class C, 2.58%, 12/15/27 (144A)	94,473
250,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A, Class C, 6.464% (3 Month Term SOFR + 260 bps), 4/15/30 (144A)	238,086
280,000	Republic Finance Issuance Trust, Series 2021-A, Class A, 2.30%, 12/22/31 (144A)	250,850
100,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.53%, 12/22/31 (144A)	86,871
235,000	SBA Tower Trust, 3.869%, 10/15/49 (144A)	224,540
200,000	SCF Equipment Leasing LLC, Series 2019-2A, Class C, 3.11%, 6/21/27 (144A)	188,870
250,000(a)	Sound Point CLO XXVIII, Ltd., Series 2020-3A, Class D, 8.008% (3 Month USD LIBOR + 365 bps), 1/25/32 (144A)	227,614
155,332	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.97%, 9/25/37 (144A)	140,075
350,000(a)	STWD, Ltd., Series 2022-FL3, Class B, 5.757% (SOFR30A + 195 bps), 11/15/38 (144A)	330,364
100,000	Tricolor Auto Securitization Trust, Series 2021-1A, Class D, 1.92%, 5/15/26 (144A)	97,367
The accompanying notes are an integral part of these financial statements.
9

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Asset Backed Securities — (continued)
308,007	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.75%, 3/17/38 (144A)	$ 282,182
180,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.73%, 11/17/39 (144A)	147,212
65,757	Welk Resorts LLC, Series 2019-AA, Class D, 4.03%, 6/15/38 (144A)	63,257
375,228	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%, 8/20/36 (144A)	352,216
	Total Asset Backed Securities (Cost $10,078,345)	$ 9,261,386

	Collateralized Mortgage Obligations—12.3% of Net Assets
145,374(c)	Ajax Mortgage Loan Trust, Series 2021-A, Class A1, 1.065%, 9/25/65 (144A)	$ 126,730
421,771(c)	Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A2, 2.50%, 6/25/51 (144A)	338,554
42,142(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 6.239% (1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	42,108
180,000(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 7.139% (1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	178,385
6,270(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 6.139% (1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	6,267
150,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 7.089% (1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	148,862
181,890(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 8.089% (1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	182,982
150,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 9.239% (1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	147,027
94,758(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 7.989% (1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	94,664
170,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M2, 7.078% (SOFR30A + 315 bps), 9/25/31 (144A)	145,671
450,000(c)	BINOM Securitization Trust, Series 2022-RPL1, Class M2, 3.00%, 2/25/61 (144A)	303,148
100,000(c)	Bunker Hill Loan Depositary Trust, Series 2020-1, Class A3, 3.253%, 2/25/55 (144A)	89,763
200,000(c)	Cascade Funding Mortgage Trust, Series 2021-HB6, Class M3, 3.735%, 6/25/36 (144A)	180,343
200,000	Cascade MH Asset Trust, Series 2021-MH1, Class M1, 2.992%, 2/25/46 (144A)	143,853
100,000	Cascade MH Asset Trust, Series 2021-MH1, Class M2, 3.693%, 2/25/46 (144A)	73,645
300,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%, 2/25/31 (144A)	276,621
125,000(c)	CFMT LLC, Series 2022-HB9, Class M3, 3.25%, 9/25/37 (144A)	96,910
180,000(c)	CIM Trust, Series 2020-R2, Class M3, 3.00%, 10/25/59 (144A)	130,293
238,692(c)	CIM Trust, Series 2021-J1, Class B1, 2.658%, 3/25/51 (144A)	177,171
400,000(c)	Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M3, 3.25%, 3/25/61 (144A)	318,597
96,187(c)	Citigroup Mortgage Loan Trust, Series 2021-INV1, Class B1W, 2.707%, 5/25/51 (144A)	71,444
38,843(a)	Connecticut Avenue Securities Trust, Series 2019-R01, Class 2M2, 6.839% (1 Month USD LIBOR + 245 bps), 7/25/31 (144A)	38,745
6,149(a)	Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 6.539% (1 Month USD LIBOR + 215 bps), 9/25/31 (144A)	6,134
3,243(a)	Connecticut Avenue Securities Trust, Series 2019-R06, Class 2M2, 6.489% (1 Month USD LIBOR + 210 bps), 9/25/39 (144A)	3,239
25,312(a)	Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 6.489% (1 Month USD LIBOR + 210 bps), 10/25/39 (144A)	25,249
34,511(a)	Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 6.389% (1 Month USD LIBOR + 200 bps), 1/25/40 (144A)	33,990
390,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2, 6.928% (SOFR30A + 300 bps), 1/25/42 (144A)	367,470
200,000(c)	CSMC Trust, Series 2021-RPL2, Class M1, 2.75%, 1/25/60 (144A)	141,872
150,000(c)	CSMC Trust, Series 2021-RPL2, Class M2, 3.25%, 1/25/60 (144A)	104,256
65,384(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 6.089% (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	65,170
228,595(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 6.189% (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	223,771
10
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
13,307	Federal Home Loan Mortgage Corp. REMICs, Series 2944, Class OH, 5.50%, 3/15/35	$ 13,542
191,805(a)(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 2.232% (1 Month USD LIBOR + 655 bps), 8/15/42	22,102
90,138(d)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	17,261
191,187(d)	Federal Home Loan Mortgage Corp. REMICs, Series 5018, Class EI, 4.00%, 10/25/50	38,599
119,528(d)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	23,251
1,158	Federal National Mortgage Association REMICs, Series 2009-36, Class HX, 4.50%, 6/25/29	1,140
550,000	Federal National Mortgage Association REMICs, Series 2013-61, Class BY, 3.00%, 6/25/43	454,936
82,659(d)	Federal National Mortgage Association REMICs, Series 2020-83, Class EI, 4.00%, 11/25/50	16,933
223,228(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA3, Class B1, 9.489% (1 Month USD LIBOR + 510 bps), 6/25/50 (144A)	232,564
272,615(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4, Class B1, 10.389% (1 Month USD LIBOR + 600 bps), 8/25/50 (144A)	289,847
86,689(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class M2, 6.728% (SOFR30A + 280 bps), 10/25/50 (144A)	87,371
315,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M2, 7.678% (SOFR30A + 375 bps), 2/25/42 (144A)	296,240
170,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA3, Class M1B, 6.828% (SOFR30A + 290 bps), 4/25/42 (144A)	167,983
55,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA1, Class M1B, 7.428% (SOFR30A + 350 bps), 3/25/42 (144A)	54,535
67,806(c)	FWD Securitization Trust, Series 2019-INV1, Class A1, 2.81%, 6/25/49 (144A)	62,288
1,407	Government National Mortgage Association, Series 2005-61, Class UZ, 5.25%, 8/16/35	1,404
860	Government National Mortgage Association, Series 2012-130, Class PA, 3.00%, 4/20/41	852
461,869(d)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	80,815
418,197(a)(d)	Government National Mortgage Association, Series 2020-9, Class SA, 3.35% (1 Month USD LIBOR + 335 bps), 1/20/50	7,699
104,734(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B3, 2.754%, 6/25/51 (144A)	67,071
165,000(c)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	116,231
88,687(c)	GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.352%, 9/27/60 (144A)	78,050
391,381(c)	GS Mortgage-Backed Securities Trust, Series 2021-GR3, Class B2, 3.39%, 4/25/52 (144A)	280,271
336,621(c)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class A4, 2.50%, 5/28/52 (144A)	257,160
68,968(a)	Home Re, Ltd., Series 2019-1, Class M1, 6.039% (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	67,912
55,990(a)	Home Re, Ltd., Series 2020-1, Class M1C, 8.539% (1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	56,009
150,000(a)	Home Re, Ltd., Series 2020-1, Class M2, 9.639% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	151,282
150,000(a)	Home Re, Ltd., Series 2021-1, Class M2, 7.239% (1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	139,863
130,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2, Class A3, 3.196%, 5/25/65 (144A)	115,790
100,000(c)	Homeward Opportunities Fund I Trust, Series 2020-2, Class M1, 3.897%, 5/25/65 (144A)	85,594
167,590(c)	Hundred Acre Wood Trust, Series 2021-INV1, Class B1, 3.227%, 7/25/51 (144A)	123,342
463,007(c)	Hundred Acre Wood Trust, Series 2021-INV3, Class A3, 2.50%, 10/25/51 (144A)	371,653
100,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class B1, 3.295%, 9/25/56 (144A)	53,280
100,000(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2, Class M1, 2.489%, 9/25/56 (144A)	53,983
443,727	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 8/18/43 (144A)	410,447
238,084(c)	JP Morgan Mortgage Trust, Series 2019-HYB1, Class B3, 4.184%, 10/25/49 (144A)	215,737
146,120(c)	JP Morgan Mortgage Trust, Series 2021-12, Class B1, 3.167%, 2/25/52 (144A)	111,613
131,694(c)	JP Morgan Mortgage Trust, Series 2021-13, Class B1, 3.143%, 4/25/52 (144A)	101,482
469,093(c)	JP Morgan Mortgage Trust, Series 2021-7, Class A3, 2.50%, 11/25/51 (144A)	376,844
105,858(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B1, 2.986%, 10/25/51 (144A)	78,614
192,469(c)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B2, 2.986%, 10/25/51 (144A)	135,173
433,882(c)	JP Morgan Mortgage Trust, Series 2021-INV2, Class A2, 2.50%, 12/25/51 (144A)	348,292
236,080(c)	JP Morgan Mortgage Trust, Series 2022-3, Class B2, 3.116%, 8/25/52 (144A)	168,521
The accompanying notes are an integral part of these financial statements.
11

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
215,000(c)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	$ 151,292
123,130(c)	JP Morgan Mortgage Trust, Series 2022-6, Class B2, 3.309%, 11/25/52 (144A)	85,955
196,164(c)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B2, 3.298%, 3/25/52 (144A)	140,544
275,000(c)	JP Morgan Mortgage Trust, Series 2022-LTV1, Class M1, 3.525%, 7/25/52 (144A)	169,043
15,372(a)	La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.75% (Panamanian Mortgage Reference Rate - 300 bps), 9/8/39 (144A)	14,603
162,694(a)	LSTAR Securities Investment, Ltd., Series 2019-3, Class A1, 7.869% (1 Month USD LIBOR + 350 bps), 4/1/24 (144A)	161,606
441,142(c)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A15, 2.50%, 8/25/51 (144A)	337,008
288,493(c)	Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B1, 2.669%, 6/25/51 (144A)	205,641
196,330(c)	Mello Mortgage Capital Acceptance, Series 2022-INV1, Class B1, 3.324%, 3/25/52 (144A)	147,640
86,115(c)	MFA Trust, Series 2020-NQM1, Class A3, 2.30%, 8/25/49 (144A)	79,196
400,000(c)	Mill City Mortgage Loan Trust, Series 2019-GS2, Class M3, 3.25%, 8/25/59 (144A)	310,629
344,542(c)	Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B2, 2.95%, 3/25/51 (144A)	251,668
72,556(c)	New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)	65,367
200,000	NYMT Loan Trust, Series 2022-CP1, Class M1, 3.215%, 7/25/61 (144A)	164,847
11,608(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 7.989% (1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	11,613
150,000(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 9.639% (1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	149,408
144,395(c)	Onslow Bay Mortgage Loan Trust, Series 2022-INV4, Class A2, 3.00%, 6/25/52 (144A)	120,350
335,131(c)	PRMI Securitization Trust, Series 2021-1, Class B1, 2.479%, 4/25/51 (144A)	235,345
192,674(c)	Provident Funding Mortgage Trust, Series 2021-J1, Class B1, 2.638%, 10/25/51 (144A)	142,160
197,944(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 6.339% (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	195,671
370,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1C, 6.139% (1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	361,768
341,019(c)	Rate Mortgage Trust, Series 2021-HB1, Class B2, 2.706%, 12/25/51 (144A)	237,978
145,391(c)	Rate Mortgage Trust, Series 2021-J3, Class B2, 2.714%, 10/25/51 (144A)	98,220
385,565(c)	RCKT Mortgage Trust, Series 2021-2, Class B1A, 2.564%, 6/25/51 (144A)	274,832
329,789(c)	RCKT Mortgage Trust, Series 2021-3, Class A25, 2.50%, 7/25/51 (144A)	251,941
340,120(c)	RCKT Mortgage Trust, Series 2021-4, Class B1A, 3.008%, 9/25/51 (144A)	252,965
400,000(c)	RCKT Mortgage Trust, Series 2022-3, Class A17, 3.00%, 5/25/52 (144A)	280,735
173,377(c)	RCKT Mortgage Trust, Series 2022-3, Class B1A, 3.19%, 5/25/52 (144A)	129,125
73,781(c)	RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75%, 10/25/63 (144A)	67,745
208,751(c)	RMF Proprietary Issuance Trust, Series 2021-2, Class A, 2.125%, 9/25/61 (144A)	166,249
125,000(c)	Saluda Grade Alternative Mortgage Trust, Series 2022-SEQ2, Class A3, 4.50%, 2/25/52 (144A)	116,577
5,936(c)	Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.50%, 8/25/48 (144A)	5,775
150,000(c)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	99,606
380,000(a)	STACR Trust, Series 2018-HRP2, Class B1, 8.589% (1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	379,158
348,634(a)	STACR Trust, Series 2018-HRP2, Class M3, 6.789% (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	338,982
375,104(c)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	300,918
92,014(a)	Triangle Re, Ltd., Series 2020-1, Class M2, 9.989% (1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	92,192
64,559(a)	Triangle Re, Ltd., Series 2021-1, Class M1C, 7.789% (1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	64,558
171,488(c)	UWM Mortgage Trust, Series 2021-INV5, Class B1, 3.242%, 1/25/52 (144A)	130,682
146,532(c)	Visio Trust, Series 2019-2, Class A1, 2.722%, 11/25/54 (144A)	135,877
100,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A5, 3.00%, 12/25/51 (144A)	70,500
345,000(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	230,635
296,390(c)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-INV1, Class B2, 3.442%, 3/25/52 (144A)	211,763
	Total Collateralized Mortgage Obligations (Cost $21,005,157)	$ 17,554,877

12
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—6.9% of Net Assets
150,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 6.676% (SOFR30A + 285 bps), 1/16/37 (144A)	$ 137,254
145,500(b)	Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0.000%, 7/25/37 (144A)	—
250,000(a)	Beast Mortgage Trust, Series 2021-1818, Class A, 5.368% (1 Month USD LIBOR + 105 bps), 3/15/36 (144A)	235,237
125,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51	117,077
250,000	Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52	236,763
200,000(c)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.29%, 9/15/48 (144A)	154,065
100,000(c)	Benchmark Mortgage Trust, Series 2022-B34, Class AM, 3.833%, 4/15/55	85,555
500,000(c)	BX Commercial Mortgage Trust, Series 2021-VIV5, Class A, 2.843%, 3/9/44 (144A)	398,967
300,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, 6.718% (1 Month USD LIBOR + 240 bps), 9/15/36 (144A)	276,001
400,000	BX Trust, Series 2019-OC11, Class A, 3.202%, 12/9/41 (144A)	334,630
800,000(a)	BX Trust, Series 2021-ARIA, Class D, 6.213% (1 Month USD LIBOR + 190 bps), 10/15/36 (144A)	739,813
80,000(c)	CCUBS Commercial Mortgage Trust, Series 2017-C1, Class AS, 3.907%, 11/15/50	71,391
148,876(a)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class D, 6.368% (1 Month USD LIBOR + 205 bps), 6/15/34 (144A)	136,792
250,000(c)	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345%, 10/10/47	235,290
125,000(c)	Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.573%, 9/10/58	115,229
100,000(c)	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class AS, 4.179%, 3/10/51	90,996
241,879	Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A3, 3.963%, 6/10/51	225,021
500,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class A5, 2.717%, 2/15/53	422,055
1,740,918(c)	COMM Mortgage Trust, Series 2014-CR18, Class XA, 0.985%, 7/15/47	19,511
175,000(c)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	161,590
178,933	COMM Mortgage Trust, Series 2016-CR28, Class AHR, 3.651%, 2/10/49	168,090
225,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 7.928% (SOFR30A + 400 bps), 11/25/51 (144A)	197,477
150,000(c)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.074%, 7/25/27 (144A)	138,098
136,857(a)	FREMF Mortgage Trust, Series 2018-KSW4, Class B, 6.592% (1 Month USD LIBOR + 245 bps), 10/25/28	128,746
100,000(c)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.383%, 2/25/52 (144A)	88,692
134,133(a)	FREMF Mortgage Trust, Series 2019-KF64, Class B, 6.442% (1 Month USD LIBOR + 230 bps), 6/25/26 (144A)	130,450
254,290(a)	FREMF Mortgage Trust, Series 2019-KF66, Class B, 6.542% (1 Month USD LIBOR + 240 bps), 7/25/29 (144A)	243,272
122,361(c)	FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39%, 6/25/25	117,516
669,806(c)	Government National Mortgage Association, Series 2017-21, Class IO, 0.633%, 10/16/58	23,812
250,000(a)	GS Mortgage Securities Corportation Trust, Series 2021-IP, Class D, 6.418% (1 Month USD LIBOR + 210 bps), 10/15/36 (144A)	228,248
323,000	ILPT Trust, Series 2019-SURF, Class A, 4.145%, 2/11/41 (144A)	291,227
170,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.144%, 8/15/49	148,085
200,000(c)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class C, 3.756%, 1/5/31 (144A)	199,694
250,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX, 4.248%, 7/5/33 (144A)	233,526
150,000(c)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99%, 6/15/49	124,446
100,000(c)	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.068%, 12/15/49 (144A)	71,171
250,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51	236,061
1,600,000(c)	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.147%, 6/15/51	8,769
225,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	201,580
500,000(a)	Med Trust, Series 2021-MDLN, Class E, 7.468% (1 Month USD LIBOR + 315 bps), 11/15/38 (144A)	463,642
185,000(a)	Med Trust, Series 2021-MDLN, Class F, 8.318% (1 Month USD LIBOR + 400 bps), 11/15/38 (144A)	170,157
60,000(c)	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class C, 4.129%, 3/15/48	50,006
The accompanying notes are an integral part of these financial statements.
13

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
250,000(c)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.276%, 7/11/40 (144A)	$ 217,832
85,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	55,675
225,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 7.339% (1 Month USD LIBOR + 295 bps), 11/25/36 (144A)	205,956
210,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8, Class D, 7.644% (SOFR30A + 370 bps), 1/25/37 (144A)	198,083
550,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%, 7/15/41 (144A)	383,108
615,000(a)	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 7.268% (1 Month Term SOFR + 293 bps), 5/15/37 (144A)	590,717
222,043	Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3, 3.294%, 1/15/59	208,671
135,000(c)	Wells Fargo Commercial Mortgage Trust, Series 2018-C43, Class A4, 4.012%, 3/15/51	127,063
	Total Commercial Mortgage-Backed Securities (Cost $11,255,622)	$ 9,843,107

	Corporate Bonds — 29.0% of Net Assets
	Advertising — 0.3%
407,000	Interpublic Group of Cos., Inc., 4.75%, 3/30/30	$ 383,963
	Total Advertising	$ 383,963
	Aerospace & Defense — 0.7%
774,000	Boeing Co., 3.75%, 2/1/50	$ 531,397
480,000	Boeing Co., 3.90%, 5/1/49	337,039
125,000	Boeing Co., 5.805%, 5/1/50	115,897
	Total Aerospace & Defense	$ 984,333
	Airlines — 0.4%
210,728	Air Canada 2017-1 Class AA Pass Through Trust, 3.30%, 1/15/30 (144A)	$ 179,893
45,000	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	35,705
85,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28 (144A)	79,898
140,272	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%, 5/15/32	115,070
53,017	JetBlue 2020-1 Class A Pass Through Trust, 4.00%, 11/15/32	47,135
73,914	United Airlines 2020-1 Class B Pass Through Trust, 4.875%, 1/15/26	70,321
50,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	46,346
50,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	43,535
	Total Airlines	$ 617,903
	Auto Manufacturers — 0.3%
125,000	Ford Motor Co., 6.10%, 8/19/32	$ 115,420
200,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	157,111
216,000	General Motors Co., 6.60%, 4/1/36	211,550
	Total Auto Manufacturers	$ 484,081
	Banks — 10.0%
600,000(c)	ABN AMRO Bank NV, 2.47% (1 Year CMT Index + 110 bps), 12/13/29 (144A)	$ 485,177
200,000(c)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	144,587
535,000(c)	AIB Group Plc, 4.263% (3 Month USD LIBOR + 187 bps), 4/10/25 (144A)	516,175
200,000(c)	ANZ Bank New Zealand, Ltd., 5.548% (5 Year CMT Index + 300 bps), 8/11/32 (144A)	194,172
318,000	Banco Santander Chile, 2.70%, 1/10/25 (144A)	301,657
200,000(c)	Banco Santander SA, 1.722% (1 Year CMT Index + 90 bps), 9/14/27	170,833
600,000(c)	Banco Santander SA, 3.225% (1 Year CMT Index + 160 bps), 11/22/32	453,064
375,000(c)	Bank of America Corp., 2.572% (SOFR + 121 bps), 10/20/32	293,701
663,000(c)	Bank of America Corp., 2.884% (3 Month USD LIBOR + 119 bps), 10/22/30	554,649
14
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Banks — (continued)
150,000(c)	Bank of New York Mellon Corp., 5.834% (SOFR + 207 bps), 10/25/33	$ 155,489
590,000(c)	Bank of Nova Scotia, 4.588% (5 Year CMT Index + 205 bps), 5/4/37	503,479
440,000(c)	Barclays Plc, 5.746% (5 Year CMT Index + 300 bps), 8/9/33	415,651
255,000(c)	BNP Paribas SA, 2.159% (SOFR + 122 bps), 9/15/29 (144A)	207,881
390,000(c)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	284,570
200,000	BPCE SA, 4.875%, 4/1/26 (144A)	190,330
250,000(c)	Citigroup, Inc., 2.52% (SOFR + 118 bps), 11/3/32	194,417
185,000(c)	Citigroup, Inc., 4.91% (SOFR + 209 bps), 5/24/33	173,240
365,000(c)	Comerica Bank, 5.332% (SOFR + 261 bps), 8/25/33	350,608
235,000(c)	Goldman Sachs Group, Inc., 2.65% (SOFR + 126 bps), 10/21/32	185,549
286,000(c)	Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25	275,598
215,000(c)	Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29	200,298
355,000(c)	HSBC Holdings Plc, 2.206% (SOFR + 129 bps), 8/17/29	286,549
375,000(c)	HSBC Holdings Plc, 2.871% (SOFR + 141 bps), 11/22/32	286,590
200,000(c)	ING Groep NV, 4.252% (SOFR + 207 bps), 3/28/33	176,083
635,000(c)(e)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	435,773
560,000(c)	Intesa Sanpaolo S.p.A., 4.95% (5 Year CMT Index + 275 bps), 6/1/42 (144A)	359,603
305,000(c)	JPMorgan Chase & Co., 2.545% (SOFR + 118 bps), 11/8/32	241,082
90,000(c)	JPMorgan Chase & Co., 4.586% (SOFR + 180 bps), 4/26/33	83,319
250,000	KeyBank NA, 4.90%, 8/8/32	231,365
200,000(c)	Lloyds Banking Group Plc, 4.976% (5 Year CMT Index + 230 bps), 8/11/33	183,638
310,000(c)	Lloyds Banking Group Plc, 7.953% (1 Year CMT Index + 375 bps), 11/15/33	328,135
335,000(c)	Macquarie Group, Ltd., 2.691% (SOFR + 144 bps), 6/23/32 (144A)	257,064
195,000(c)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	149,601
200,000(c)	Mizuho Financial Group, Inc., 5.669% (5 Year CMT Index + 240 bps), 9/13/33	198,455
305,000(c)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	278,879
645,000(c)(e)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	497,974
210,000(c)	Santander Holdings USA, Inc., 2.49% (SOFR + 125 bps), 1/6/28	180,176
200,000(c)	Societe Generale SA, 4.027% (1 Year CMT Index + 190 bps), 1/21/43 (144A)	135,328
200,000(c)(e)	Societe Generale SA, 5.375% (5 Year CMT Index + 451 bps) (144A)	162,027
225,000(c)	Societe Generale SA, 6.221% (1 Year CMT Index + 320 bps), 6/15/33 (144A)	210,439
575,000(c)	Standard Chartered Plc, 3.603% (1 Year CMT Index + 190 bps), 1/12/33 (144A)	432,400
70,000(c)	State Street Corp., 4.421% (SOFR + 161 bps), 5/13/33	66,237
280,000	Toronto-Dominion Bank, 4.456%, 6/8/32	266,888
200,000(c)	Toronto-Dominion Bank, 8.125% (5 Year CMT Index + 408 bps), 10/31/82	208,000
530,000(c)	Truist Financial Corp., 4.916% (SOFR + 224 bps), 7/28/33	497,136
415,000(c)	UBS Group AG, 2.746% (1 Year CMT Index + 110 bps), 2/11/33 (144A)	320,732
700,000(c)	UniCredit S.p.A., 2.569% (1 Year CMT Index + 230 bps), 9/22/26 (144A)	619,867
240,000(c)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	194,988
200,000(c)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE Swap Rate + 491 bps), 4/2/34 (144A)	183,298
595,000(c)	US Bancorp, 2.491% (5 Year CMT Index + 95 bps), 11/3/36	452,778
	Total Banks	$ 14,175,529
	Biotechnology — 0.3%
82,000	Bio-Rad Laboratories, Inc., 3.70%, 3/15/32	$ 70,235
175,000	CSL Finance Plc, 4.25%, 4/27/32 (144A)	164,784
200,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	172,694
	Total Biotechnology	$ 407,713
The accompanying notes are an integral part of these financial statements.
15

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Building Materials — 0.2%
161,000	Builders FirstSource, Inc., 6.375%, 6/15/32 (144A)	$ 151,219
150,000	Fortune Brands Innovations, Inc., 4.50%, 3/25/52	112,613
	Total Building Materials	$ 263,832
	Chemicals — 0.6%
565,000	Albemarle Corp., 5.65%, 6/1/52	$ 514,072
115,000	Celanese US Holdings LLC, 6.379%, 7/15/32	109,359
103,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	92,517
200,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	166,250
	Total Chemicals	$ 882,198
	Commercial Services — 0.5%
123,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 112,545
115,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	88,228
220,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	194,255
180,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	163,829
200,000	Sotheby's, 7.375%, 10/15/27 (144A)	187,526
	Total Commercial Services	$ 746,383
	Diversified Financial Services — 2.3%
225,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 175,896
265,000	Air Lease Corp., 2.10%, 9/1/28	215,842
165,000	Air Lease Corp., 2.875%, 1/15/32	131,081
215,000	Air Lease Corp., 3.125%, 12/1/30	178,170
395,000	Ally Financial, Inc., 4.75%, 6/9/27	370,240
30,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	28,719
225,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	189,595
289,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	251,430
125,000(c)	Capital One Financial Corp., 5.247% (SOFR + 260 bps), 7/26/30	119,043
310,000(c)	Capital One Financial Corp., 5.268% (SOFR + 237 bps), 5/10/33	287,966
485,000	Nomura Holdings, Inc., 2.999%, 1/22/32	380,509
225,000	Nomura Holdings, Inc., 5.605%, 7/6/29	220,962
140,000	OneMain Finance Corp., 3.50%, 1/15/27	115,916
404,000	OneMain Finance Corp., 4.00%, 9/15/30	301,440
100,000(a)	OWS Cre Funding I LLC, 9.269% (1 Month USD LIBOR + 490 bps), 9/1/23 (144A)	95,494
283,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	225,121
	Total Diversified Financial Services	$ 3,287,424
	Electric — 1.1%
280,000	AES Corp., 2.45%, 1/15/31	$ 222,746
100,000	AES Corp., 3.95%, 7/15/30 (144A)	88,200
210,000(c)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	170,100
70,000	Entergy Louisiana LLC, 4.75%, 9/15/52	62,810
130,000	Niagara Mohawk Power Corp., 5.783%, 9/16/52 (144A)	129,548
290,000	NRG Energy, Inc., 2.45%, 12/2/27 (144A)	240,281
255,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	191,518
255,000	Puget Energy, Inc., 2.379%, 6/15/28	216,973
240,000	Puget Energy, Inc., 4.10%, 6/15/30	214,310
55,000	Puget Energy, Inc., 4.224%, 3/15/32	48,809
	Total Electric	$ 1,585,295
16
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Electrical Components & Equipments — 0.0%†
65,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	$ 61,860
	Total Electrical Components & Equipments	$ 61,860
	Electronics — 0.0%†
70,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 60,025
	Total Electronics	$ 60,025
	Energy-Alternate Sources — 0.2%
262,087	Adani Renewable Energy RJ, Ltd./Kodangal Solar Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%, 10/15/39 (144A)	$ 195,255
36,410	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	35,984
	Total Energy-Alternate Sources	$ 231,239
	Entertainment — 0.2%
400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/16/29 (144A)	$ 283,692
	Total Entertainment	$ 283,692
	Food — 0.7%
120,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 2/2/29 (144A)	$ 99,317
57,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 5/15/32 (144A)	43,710
255,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/1/33 (144A)	243,214
90,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 12/1/52 (144A)	85,663
235,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	192,848
220,000	Smithfield Foods, Inc., 2.625%, 9/13/31 (144A)	157,346
200,000	Smithfield Foods, Inc., 3.00%, 10/15/30 (144A)	152,279
21,000	Smithfield Foods, Inc., 5.20%, 4/1/29 (144A)	19,184
	Total Food	$ 993,561
	Gas — 0.2%
110,000	Boston Gas Co., 3.15%, 8/1/27 (144A)	$ 98,854
169,185	Nakilat, Inc., 6.267%, 12/31/33 (144A)	175,191
	Total Gas	$ 274,045
	Hand & Machine Tools — 0.1%
125,000	Kennametal, Inc., 2.80%, 3/1/31	$ 97,630
	Total Hand & Machine Tools	$ 97,630
	Healthcare-Products — 0.2%
77,000	Edwards Lifesciences Corp., 4.30%, 6/15/28	$ 73,612
348,000	Smith & Nephew Plc, 2.032%, 10/14/30	272,008
	Total Healthcare-Products	$ 345,620
	Healthcare-Services — 0.4%
140,000	Elevance Health, Inc., 4.55%, 5/15/52	$ 121,613
65,000	Elevance Health, Inc., 6.10%, 10/15/52	69,295
525,000	Fresenius Medical Care US Finance III, Inc., 2.375%, 2/16/31 (144A)	385,027
	Total Healthcare-Services	$ 575,935
	Insurance — 1.6%
57,000	Aon Corp./Aon Global Holdings Plc, 2.60%, 12/2/31	$ 46,524
470,000	CNO Global Funding, 2.65%, 1/6/29 (144A)	397,620
100,000(c)	Farmers Exchange Capital III, 5.454% (3 Month USD LIBOR + 345 bps), 10/15/54 (144A)	91,225
340,000(c)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	273,321
645,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	696,629
The accompanying notes are an integral part of these financial statements.
17

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Insurance — (continued)
475,000	Nationwide Mutual Insurance Co., 4.35%, 4/30/50 (144A)	$ 354,786
355,000(c)	Nippon Life Insurance Co., 2.90% (5 Year CMT Index + 260 bps), 9/16/51 (144A)	283,940
86,000	Primerica, Inc., 2.80%, 11/19/31	70,000
26,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)	28,617
	Total Insurance	$ 2,242,662
	Iron & Steel — 0.1%
75,000	Cleveland-Cliffs, Inc., 4.875%, 3/1/31 (144A)	$ 66,225
71,000	Commercial Metals Co., 4.375%, 3/15/32	61,765
35,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	35,788
40,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	40,541
	Total Iron & Steel	$ 204,319
	Lodging — 0.4%
520,000	Marriott International, Inc., 3.50%, 10/15/32	$ 432,569
100,000	Marriott International, Inc., 4.625%, 6/15/30	93,311
	Total Lodging	$ 525,880
	Machinery-Construction & Mining — 0.1%
205,000	Weir Group Plc, 2.20%, 5/13/26 (144A)	$ 181,803
	Total Machinery-Construction & Mining	$ 181,803
	Media — 0.3%
40,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 30,689
275,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	237,164
135,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.40%, 4/1/33	115,514
200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	110,527
	Total Media	$ 493,894
	Mining — 0.5%
220,000	Anglo American Capital Plc, 2.25%, 3/17/28 (144A)	$ 185,010
200,000	Anglo American Capital Plc, 4.75%, 3/16/52 (144A)	166,053
335,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	290,557
154,000	FMG Resources August 2006 Pty, Ltd., 4.375%, 4/1/31 (144A)	128,079
	Total Mining	$ 769,699
	Miscellaneous Manufacturing — 0.5%
110,000	Eaton Corp., 4.70%, 8/23/52	$ 99,523
242,000	GE Capital Funding LLC, 4.55%, 5/15/32	229,716
405,000	Teledyne Technologies, Inc., 2.25%, 4/1/28	348,716
	Total Miscellaneous Manufacturing	$ 677,955
	Multi-National — 0.3%
200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 173,340
230,000	Banque Ouest Africaine de Developpement, 4.70%, 10/22/31 (144A)	195,408
	Total Multi-National	$ 368,748
	Oil & Gas — 0.9%
640,000	Aker BP ASA, 3.10%, 7/15/31 (144A)	$ 524,879
450,000	Phillips 66 Co., 3.75%, 3/1/28 (144A)	414,175
312,000	Valero Energy Corp., 6.625%, 6/15/37	332,011
	Total Oil & Gas	$ 1,271,065
18
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Pharmaceuticals — 0.1%
200,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	$ 178,109
	Total Pharmaceuticals	$ 178,109
	Pipelines — 2.2%
75,000	Boardwalk Pipelines LP, 3.60%, 9/1/32	$ 62,062
40,000	Energy Transfer LP, 4.15%, 9/15/29	36,135
479,000	Energy Transfer LP, 4.95%, 5/15/28	459,429
224,000	Energy Transfer LP, 5.35%, 5/15/45	189,960
140,000	Energy Transfer LP, 6.00%, 6/15/48	126,203
477,000(c)(e)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	398,295
280,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	224,910
134,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	110,519
545,000	Kinder Morgan, Inc., 5.45%, 8/1/52	489,180
340,000	MPLX LP, 4.25%, 12/1/27	321,273
230,000	MPLX LP, 4.95%, 3/14/52	187,874
230,000	NGPL PipeCo LLC, 3.25%, 7/15/31 (144A)	187,083
89,000	Williams Cos., Inc., 7.75%, 6/15/31	98,139
250,000	Williams Cos., Inc., 7.50%, 1/15/31	273,644
	Total Pipelines	$ 3,164,706
	REITs — 0.8%
25,000	Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27	$ 23,885
64,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	51,161
164,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26 (144A)	142,483
255,000	Healthcare Realty Holdings LP, 3.10%, 2/15/30	212,916
31,000	Highwoods Realty LP, 2.60%, 2/1/31	23,202
41,000	Highwoods Realty LP, 4.125%, 3/15/28	37,029
285,000	LXP Industrial Trust, 2.375%, 10/1/31	216,062
165,000	LXP Industrial Trust, 2.70%, 9/15/30	131,431
120,000	Sun Communities Operating LP, 2.30%, 11/1/28	99,897
180,000	UDR, Inc., 4.40%, 1/26/29	168,236
	Total REITs	$ 1,106,302
	Retail — 0.7%
55,000	AutoNation, Inc., 1.95%, 8/1/28	$ 43,860
55,000	AutoNation, Inc., 2.40%, 8/1/31	39,546
245,000	AutoNation, Inc., 3.85%, 3/1/32	195,553
125,000	AutoNation, Inc., 4.75%, 6/1/30	111,524
375,000	Dollar Tree, Inc., 2.65%, 12/1/31	303,311
295,000	Lowe's Cos., Inc., 3.75%, 4/1/32	262,414
	Total Retail	$ 956,208
	Semiconductors — 0.6%
35,000	Broadcom, Inc., 3.137%, 11/15/35 (144A)	$ 25,734
475,000	Broadcom, Inc., 3.187%, 11/15/36 (144A)	341,187
130,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	114,121
100,000	Broadcom, Inc., 4.30%, 11/15/32	88,134
313,000	Skyworks Solutions, Inc., 3.00%, 6/1/31	245,496
	Total Semiconductors	$ 814,672
The accompanying notes are an integral part of these financial statements.
19

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Software — 0.3%
485,000	Autodesk, Inc., 2.40%, 12/15/31	$ 387,429
	Total Software	$ 387,429
	Telecommunications — 0.7%
255,000	Altice France SA, 5.50%, 1/15/28 (144A)	$ 199,696
70,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	58,275
315,000	Motorola Solutions, Inc., 2.30%, 11/15/30	246,315
150,000	Motorola Solutions, Inc., 5.60%, 6/1/32	146,017
175,000	T-Mobile USA, Inc., 2.70%, 3/15/32	141,390
145,000	T-Mobile USA, Inc., 5.20%, 1/15/33	143,693
	Total Telecommunications	$ 935,386
	Trucking & Leasing — 0.2%
225,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.40%, 7/1/27 (144A)	$ 213,512
	Total Trucking & Leasing	$ 213,512
	Total Corporate Bonds (Cost $48,766,450)	$ 41,234,610

Shares
Convertible Preferred Stocks — 0.9% of Net Assets
Banks — 0.9%
93(e)	Bank of America Corp., 7.25%	$ 107,880
931(e)	Wells Fargo & Co., 7.50%	1,103,235
	Total Banks	$ 1,211,115
	Total Convertible Preferred Stocks (Cost $1,338,617)	$ 1,211,115

Principal Amount USD ($)
Municipal Bonds — 0.9% of Net Assets(f)
Arizona — 0.1%
90,000	Maricopa County Industrial Development Authority, Banner Health, Series 2019F, 3.00%, 1/1/49	$ 63,737
	Total Arizona	$ 63,737
California — 0.1%
95,000	California Health Facilities Financing Authority, Cedars-Sinai Health System, Series A, 3.00%, 8/15/51	$ 72,582
45,000	Regents of the University of California, Medical Center Pooled Revenue, Series P, 4.00%, 5/15/53	42,551
	Total California	$ 115,133
Florida — 0.0%†
70,000	South Broward Hospital District, South Broward Hospital District Obligated Group, Series A, 2.50%, 5/1/47	$ 45,160
	Total Florida	$ 45,160
Georgia — 0.0%†
40,000	Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A, 3.00%, 2/15/51	$ 28,543
	Total Georgia	$ 28,543
Massachusetts — 0.0%†
75,000(g)	Commonwealth of Massachusetts, Series B, 3.00%, 4/1/47	$ 56,490
	Total Massachusetts	$ 56,490
20
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
Missouri — 0.0%†
20,000	Health & Educational Facilities Authority of the State of Missouri, BJC Health System, Series A, 3.00%, 7/1/38	$ 16,854
	Total Missouri	$ 16,854
Nebraska — 0.1%
35,000(g)	Lancaster County School District 001, Lincoln Public Schools, 2.00%, 1/15/43	$ 22,212
135,000	University of Nebraska Facilities Corp., Green Bond, Series B, 3.00%, 7/15/54	97,478
	Total Nebraska	$ 119,690
New Jersey — 0.1%
45,000	New Jersey Health Care Facilities Financing Authority, Atlanticare Health System Obligated Group Issue, 3.00%, 7/1/46	$ 31,938
100,000	New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Issue, 3.00%, 7/1/51	71,381
	Total New Jersey	$ 103,319
New York — 0.0%†
75,000	New York State Thruway Authority, Series A-1, 3.00%, 3/15/50	$ 56,678
	Total New York	$ 56,678
North Carolina — 0.1%
70,000	City of Charlotte Airport Revenue, Charlotte Douglas International Airport Revenue, Series A, 4.00%, 7/1/47	$ 64,914
	Total North Carolina	$ 64,914
Oregon — 0.0%†
65,000	Oregon Health & Science University, Green Bond, Series A, 3.00%, 7/1/51	$ 48,208
	Total Oregon	$ 48,208
Pennsylvania — 0.1%
140,000	Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series B, 4.00%, 5/1/56	$ 115,234
30,000	Pennsylvania Turnpike Commission, Series C, 3.00%, 12/1/51	21,809
	Total Pennsylvania	$ 137,043
Tennessee — 0.0%†
10,000	City of Memphis TN Water Revenue, Memphis Light, Gas and Water Division, 3.00%, 12/1/45	$ 8,012
	Total Tennessee	$ 8,012
Texas — 0.1%
130,000	Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, 3.00%, 10/1/51	$ 91,477
45,000	Texas Water Development Board, State Revolving Fund, 3.00%, 8/1/40	38,954
	Total Texas	$ 130,431
Virginia — 0.2%
30,000	Hampton Roads Transportation Accountability Commission, Series A, 4.00%, 7/1/57	$ 27,144
55,000	Roanoke Economic Development Authority, Carilion Clinic Obligated Group, 3.00%, 7/1/45	41,287
25,000	Rockingham County Economic Development Authority, Sentara RMH Medical Center, Series A, 3.00%, 11/1/46	18,846
The accompanying notes are an integral part of these financial statements.
21

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
Virginia — (continued)
95,000	Virginia College Building Authority, Public Higher Education Financing Program, Series C, 3.00%, 9/1/51	$ 71,372
50,000	Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.00%, 5/15/32	50,629
	Total Virginia	$ 209,278
	Total Municipal Bonds (Cost $1,263,675)	$ 1,203,490

Face Amount USD ($)
Insurance-Linked Securities — 0.0%† of Net Assets#
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
25,723(h)(i) +	Lorenz Re 2019, 6/30/23	$ 46
	Total Reinsurance Sidecars	$ 46
	Total Insurance-Linked Securities (Cost $5,642)	$ 46

Principal Amount USD ($)
	U.S. Government and Agency Obligations — 47.3% of Net Assets
466,742	Federal Home Loan Mortgage Corp., 1.500%, 12/1/41	$ 381,791
94,994	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	76,765
96,031	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	77,603
470,755	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	380,411
188,198	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	152,082
282,388	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	228,196
95,664	Federal Home Loan Mortgage Corp., 1.500%, 3/1/42	77,305
191,054	Federal Home Loan Mortgage Corp., 2.000%, 11/1/51	155,557
192,749	Federal Home Loan Mortgage Corp., 2.000%, 3/1/52	157,040
97,537	Federal Home Loan Mortgage Corp., 2.000%, 3/1/52	79,475
958,530	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	814,008
265,385	Federal Home Loan Mortgage Corp., 2.500%, 8/1/51	225,287
291,057	Federal Home Loan Mortgage Corp., 2.500%, 4/1/52	246,483
481,606	Federal Home Loan Mortgage Corp., 2.500%, 8/1/52	407,975
16,525	Federal Home Loan Mortgage Corp., 3.000%, 10/1/29	15,908
9,006	Federal Home Loan Mortgage Corp., 3.000%, 9/1/42	8,204
15,915	Federal Home Loan Mortgage Corp., 3.000%, 9/1/42	14,498
82,275	Federal Home Loan Mortgage Corp., 3.000%, 11/1/42	74,950
19,356	Federal Home Loan Mortgage Corp., 3.000%, 1/1/43	17,632
52,707	Federal Home Loan Mortgage Corp., 3.000%, 2/1/43	48,013
32,325	Federal Home Loan Mortgage Corp., 3.000%, 2/1/43	29,447
28,637	Federal Home Loan Mortgage Corp., 3.000%, 4/1/43	26,086
80,769	Federal Home Loan Mortgage Corp., 3.000%, 4/1/43	73,574
68,349	Federal Home Loan Mortgage Corp., 3.000%, 6/1/46	61,350
22,321	Federal Home Loan Mortgage Corp., 3.000%, 12/1/46	20,014
19,172	Federal Home Loan Mortgage Corp., 3.500%, 7/1/29	18,488
6,123	Federal Home Loan Mortgage Corp., 3.500%, 10/1/40	5,738
20,913	Federal Home Loan Mortgage Corp., 3.500%, 5/1/42	19,599
22
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
18,124	Federal Home Loan Mortgage Corp., 3.500%, 10/1/42	$ 16,979
21,749	Federal Home Loan Mortgage Corp., 3.500%, 10/1/42	20,382
89,140	Federal Home Loan Mortgage Corp., 3.500%, 6/1/45	83,146
76,232	Federal Home Loan Mortgage Corp., 3.500%, 10/1/45	71,043
131,074	Federal Home Loan Mortgage Corp., 3.500%, 11/1/45	121,974
89,640	Federal Home Loan Mortgage Corp., 3.500%, 7/1/46	84,646
144,038	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	134,907
118,769	Federal Home Loan Mortgage Corp., 3.500%, 8/1/46	110,490
159,628	Federal Home Loan Mortgage Corp., 3.500%, 12/1/46	148,352
8,920	Federal Home Loan Mortgage Corp., 3.500%, 6/1/47	8,281
112,279	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	102,664
84,984	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	77,277
33,567	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	30,520
92,886	Federal Home Loan Mortgage Corp., 4.000%, 11/1/41	90,825
61,150	Federal Home Loan Mortgage Corp., 4.000%, 10/1/42	58,790
9,197	Federal Home Loan Mortgage Corp., 4.000%, 5/1/46	8,814
33,840	Federal Home Loan Mortgage Corp., 4.000%, 6/1/46	32,415
39,440	Federal Home Loan Mortgage Corp., 4.000%, 7/1/46	37,819
36,119	Federal Home Loan Mortgage Corp., 4.000%, 8/1/46	34,575
11,814	Federal Home Loan Mortgage Corp., 4.000%, 3/1/47	11,293
46,085	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	44,006
103,597	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	98,993
65,522	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	62,708
29,030	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	27,757
17,049	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	16,307
46,640	Federal Home Loan Mortgage Corp., 4.000%, 5/1/47	44,594
8,469	Federal Home Loan Mortgage Corp., 4.000%, 6/1/47	8,094
14,644	Federal Home Loan Mortgage Corp., 4.000%, 7/1/47	14,015
46,169	Federal Home Loan Mortgage Corp., 4.000%, 10/1/47	44,036
23,462	Federal Home Loan Mortgage Corp., 4.000%, 12/1/48	22,348
35,926	Federal Home Loan Mortgage Corp., 4.000%, 12/1/48	34,166
12,777	Federal Home Loan Mortgage Corp., 4.000%, 6/1/50	12,070
12,446	Federal Home Loan Mortgage Corp., 4.000%, 2/1/51	11,720
36,716	Federal Home Loan Mortgage Corp., 4.000%, 9/1/51	34,480
80,881	Federal Home Loan Mortgage Corp., 4.000%, 10/1/51	75,901
12,265	Federal Home Loan Mortgage Corp., 4.000%, 10/1/51	11,519
1,722	Federal Home Loan Mortgage Corp., 5.000%, 9/1/38	1,758
1,879	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	1,918
3,837	Federal Home Loan Mortgage Corp., 5.000%, 5/1/39	3,877
9,851	Federal Home Loan Mortgage Corp., 5.000%, 12/1/39	9,933
4,871	Federal Home Loan Mortgage Corp., 5.500%, 9/1/33	5,027
6,270	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	6,508
586	Federal Home Loan Mortgage Corp., 6.000%, 11/1/32	597
2,015	Federal Home Loan Mortgage Corp., 6.000%, 12/1/32	2,075
4,136	Federal Home Loan Mortgage Corp., 6.000%, 2/1/33	4,282
2,526	Federal Home Loan Mortgage Corp., 6.000%, 1/1/34	2,576
499	Federal Home Loan Mortgage Corp., 6.000%, 12/1/36	511
1,210	Federal Home Loan Mortgage Corp., 6.500%, 1/1/29	1,254
580	Federal Home Loan Mortgage Corp., 6.500%, 4/1/31	601
The accompanying notes are an integral part of these financial statements.
23

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
2,679	Federal Home Loan Mortgage Corp., 6.500%, 10/1/31	$ 2,748
728	Federal Home Loan Mortgage Corp., 6.500%, 2/1/32	752
4,416	Federal Home Loan Mortgage Corp., 6.500%, 4/1/32	4,561
1,870	Federal Home Loan Mortgage Corp., 6.500%, 7/1/32	1,938
580	Federal Home Loan Mortgage Corp., 7.000%, 2/1/31	603
919	Federal Home Loan Mortgage Corp., 7.000%, 4/1/32	951
899	Federal Home Loan Mortgage Corp., 7.500%, 8/1/31	929
921,363	Federal National Mortgage Association, 1.500%, 11/1/41	753,740
563,180	Federal National Mortgage Association, 1.500%, 1/1/42	460,716
376,124	Federal National Mortgage Association, 1.500%, 1/1/42	303,971
477,865	Federal National Mortgage Association, 1.500%, 2/1/42	386,193
191,494	Federal National Mortgage Association, 1.500%, 3/1/42	153,336
623,722	Federal National Mortgage Association, 2.000%, 12/1/41	525,761
469,453	Federal National Mortgage Association, 2.000%, 4/1/42	395,713
323,687	Federal National Mortgage Association, 2.000%, 11/1/51	267,060
192,092	Federal National Mortgage Association, 2.000%, 2/1/52	156,505
95,932	Federal National Mortgage Association, 2.000%, 2/1/52	78,167
291,751	Federal National Mortgage Association, 2.000%, 3/1/52	237,543
288,770	Federal National Mortgage Association, 2.000%, 3/1/52	235,319
2,700,000	Federal National Mortgage Association, 2.000%, 1/1/53 (TBA)	2,196,343
10,040	Federal National Mortgage Association, 2.500%, 7/1/30	9,413
8,856	Federal National Mortgage Association, 2.500%, 7/1/30	8,304
16,107	Federal National Mortgage Association, 2.500%, 7/1/30	15,103
33,768	Federal National Mortgage Association, 2.500%, 2/1/43	29,112
7,341	Federal National Mortgage Association, 2.500%, 2/1/43	6,274
6,030	Federal National Mortgage Association, 2.500%, 3/1/43	5,199
6,133	Federal National Mortgage Association, 2.500%, 8/1/43	5,288
17,542	Federal National Mortgage Association, 2.500%, 4/1/45	15,125
21,853	Federal National Mortgage Association, 2.500%, 4/1/45	18,841
8,567	Federal National Mortgage Association, 2.500%, 4/1/45	7,386
15,254	Federal National Mortgage Association, 2.500%, 4/1/45	13,152
6,732	Federal National Mortgage Association, 2.500%, 4/1/45	5,804
9,041	Federal National Mortgage Association, 2.500%, 4/1/45	7,795
20,791	Federal National Mortgage Association, 2.500%, 4/1/45	17,926
19,250	Federal National Mortgage Association, 2.500%, 8/1/45	16,555
72,201	Federal National Mortgage Association, 2.500%, 9/1/50	62,377
78,948	Federal National Mortgage Association, 2.500%, 9/1/50	67,799
871,697	Federal National Mortgage Association, 2.500%, 5/1/51	749,859
623,123	Federal National Mortgage Association, 2.500%, 10/1/51	529,101
279,021	Federal National Mortgage Association, 2.500%, 11/1/51	239,935
928,797	Federal National Mortgage Association, 2.500%, 12/1/51	791,767
935,977	Federal National Mortgage Association, 2.500%, 1/1/52	797,965
92,699	Federal National Mortgage Association, 2.500%, 2/1/52	79,532
1,924,567	Federal National Mortgage Association, 2.500%, 4/1/52	1,630,403
287,979	Federal National Mortgage Association, 2.500%, 4/1/52	243,861
1,853,342	Federal National Mortgage Association, 2.500%, 4/1/52	1,569,517
89,188	Federal National Mortgage Association, 2.500%, 5/1/52	75,536
493,682	Federal National Mortgage Association, 2.500%, 6/1/52	418,248
973,283	Federal National Mortgage Association, 2.500%, 7/1/52	824,593
24
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
394,357	Federal National Mortgage Association, 2.500%, 8/1/52	$ 334,037
394,808	Federal National Mortgage Association, 2.500%, 10/1/52	334,439
6,451	Federal National Mortgage Association, 3.000%, 3/1/29	6,177
33,325	Federal National Mortgage Association, 3.000%, 10/1/30	31,877
19,275	Federal National Mortgage Association, 3.000%, 8/1/42	17,538
45,385	Federal National Mortgage Association, 3.000%, 9/1/42	41,300
80,371	Federal National Mortgage Association, 3.000%, 11/1/42	73,130
36,319	Federal National Mortgage Association, 3.000%, 5/1/43	33,046
14,171	Federal National Mortgage Association, 3.000%, 3/1/45	12,828
15,949	Federal National Mortgage Association, 3.000%, 4/1/45	14,386
88,743	Federal National Mortgage Association, 3.000%, 3/1/47	79,706
89,423	Federal National Mortgage Association, 3.000%, 4/1/47	80,091
455,482	Federal National Mortgage Association, 3.000%, 1/1/52	404,852
612,587	Federal National Mortgage Association, 3.000%, 3/1/52	546,097
900,000	Federal National Mortgage Association, 3.000%, 1/1/53 (TBA)	789,632
1,000,000	Federal National Mortgage Association, 3.000%, 2/15/53 (TBA)	877,994
233,628	Federal National Mortgage Association, 3.000%, 2/1/57	205,960
8,392	Federal National Mortgage Association, 3.500%, 11/1/40	7,854
5,600	Federal National Mortgage Association, 3.500%, 10/1/41	5,242
59,174	Federal National Mortgage Association, 3.500%, 6/1/42	55,391
23,399	Federal National Mortgage Association, 3.500%, 7/1/42	21,903
24,618	Federal National Mortgage Association, 3.500%, 8/1/42	23,045
22,701	Federal National Mortgage Association, 3.500%, 8/1/42	21,249
49,754	Federal National Mortgage Association, 3.500%, 5/1/44	46,573
25,206	Federal National Mortgage Association, 3.500%, 12/1/44	23,496
116,971	Federal National Mortgage Association, 3.500%, 2/1/45	109,315
60,199	Federal National Mortgage Association, 3.500%, 6/1/45	56,040
109,553	Federal National Mortgage Association, 3.500%, 8/1/45	102,611
124,435	Federal National Mortgage Association, 3.500%, 9/1/45	115,663
28,128	Federal National Mortgage Association, 3.500%, 9/1/45	26,167
18,180	Federal National Mortgage Association, 3.500%, 9/1/45	16,991
142,935	Federal National Mortgage Association, 3.500%, 11/1/45	133,877
32,245	Federal National Mortgage Association, 3.500%, 5/1/46	29,940
6,672	Federal National Mortgage Association, 3.500%, 10/1/46	6,190
124,724	Federal National Mortgage Association, 3.500%, 1/1/47	115,731
95,641	Federal National Mortgage Association, 3.500%, 1/1/47	88,784
97,973	Federal National Mortgage Association, 3.500%, 12/1/47	90,807
26,637	Federal National Mortgage Association, 3.500%, 8/1/51	24,287
37,556	Federal National Mortgage Association, 3.500%, 9/1/51	34,227
20,746	Federal National Mortgage Association, 3.500%, 2/1/52	18,868
93,584	Federal National Mortgage Association, 3.500%, 2/1/52	86,562
91,064	Federal National Mortgage Association, 3.500%, 3/1/52	83,580
186,931	Federal National Mortgage Association, 3.500%, 3/1/52	171,886
470,274	Federal National Mortgage Association, 3.500%, 3/1/52	427,915
29,661	Federal National Mortgage Association, 3.500%, 4/1/52	26,963
100,947	Federal National Mortgage Association, 3.500%, 4/1/52	91,762
264,372	Federal National Mortgage Association, 3.500%, 4/1/52	240,978
281,946	Federal National Mortgage Association, 3.500%, 5/1/52	257,765
200,000	Federal National Mortgage Association, 3.500%, 1/1/53 (TBA)	181,661
The accompanying notes are an integral part of these financial statements.
25

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
133,192	Federal National Mortgage Association, 3.500%, 8/1/58	$ 122,190
400,000	Federal National Mortgage Association, 4.000%, 1/15/38 (TBA)	389,858
100,217	Federal National Mortgage Association, 4.000%, 10/1/40	97,884
12,233	Federal National Mortgage Association, 4.000%, 12/1/40	11,948
1,869	Federal National Mortgage Association, 4.000%, 11/1/41	1,795
2,561	Federal National Mortgage Association, 4.000%, 12/1/41	2,459
65,958	Federal National Mortgage Association, 4.000%, 1/1/42	63,342
20,038	Federal National Mortgage Association, 4.000%, 1/1/42	19,243
1,334	Federal National Mortgage Association, 4.000%, 1/1/42	1,281
17,510	Federal National Mortgage Association, 4.000%, 2/1/42	16,816
21,195	Federal National Mortgage Association, 4.000%, 4/1/42	20,354
43,834	Federal National Mortgage Association, 4.000%, 5/1/42	42,095
60,069	Federal National Mortgage Association, 4.000%, 7/1/42	57,687
137,757	Federal National Mortgage Association, 4.000%, 8/1/42	132,921
45,333	Federal National Mortgage Association, 4.000%, 8/1/43	43,421
42,037	Federal National Mortgage Association, 4.000%, 11/1/43	40,505
4,197	Federal National Mortgage Association, 4.000%, 4/1/46	4,019
29,175	Federal National Mortgage Association, 4.000%, 7/1/46	27,915
50,333	Federal National Mortgage Association, 4.000%, 7/1/46	48,211
30,469	Federal National Mortgage Association, 4.000%, 8/1/46	29,146
7,110	Federal National Mortgage Association, 4.000%, 11/1/46	6,797
17,194	Federal National Mortgage Association, 4.000%, 11/1/46	16,465
38,253	Federal National Mortgage Association, 4.000%, 4/1/47	36,561
37,632	Federal National Mortgage Association, 4.000%, 4/1/47	35,983
18,611	Federal National Mortgage Association, 4.000%, 6/1/47	17,777
9,672	Federal National Mortgage Association, 4.000%, 6/1/47	9,268
16,549	Federal National Mortgage Association, 4.000%, 6/1/47	15,852
23,093	Federal National Mortgage Association, 4.000%, 6/1/47	22,063
11,563	Federal National Mortgage Association, 4.000%, 7/1/47	11,040
29,167	Federal National Mortgage Association, 4.000%, 7/1/47	27,847
40,665	Federal National Mortgage Association, 4.000%, 12/1/47	38,805
11,604	Federal National Mortgage Association, 4.000%, 7/1/50	10,932
62,864	Federal National Mortgage Association, 4.000%, 11/1/50	59,276
28,869	Federal National Mortgage Association, 4.000%, 12/1/50	27,173
13,708	Federal National Mortgage Association, 4.000%, 1/1/51	12,890
18,848	Federal National Mortgage Association, 4.000%, 2/1/51	17,741
21,864	Federal National Mortgage Association, 4.000%, 4/1/51	20,580
49,454	Federal National Mortgage Association, 4.000%, 6/1/51	46,474
10,633	Federal National Mortgage Association, 4.000%, 7/1/51	10,066
55,330	Federal National Mortgage Association, 4.000%, 7/1/51	52,039
128,847	Federal National Mortgage Association, 4.000%, 7/1/51	121,021
174,942	Federal National Mortgage Association, 4.000%, 8/1/51	164,270
600,000	Federal National Mortgage Association, 4.500%, 1/1/38 (TBA)	595,905
12,317	Federal National Mortgage Association, 4.500%, 11/1/40	12,175
2,109	Federal National Mortgage Association, 4.500%, 4/1/41	2,090
106,621	Federal National Mortgage Association, 4.500%, 5/1/41	105,390
98,039	Federal National Mortgage Association, 4.500%, 5/1/41	97,189
39,338	Federal National Mortgage Association, 4.500%, 5/1/41	38,996
190,548	Federal National Mortgage Association, 4.500%, 9/1/43	188,823
26
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
107,881	Federal National Mortgage Association, 4.500%, 1/1/44	$ 106,946
84,078	Federal National Mortgage Association, 4.500%, 3/1/44	83,288
208,979	Federal National Mortgage Association, 4.500%, 6/1/44	207,167
903,809	Federal National Mortgage Association, 4.500%, 7/1/44	893,851
64,802	Federal National Mortgage Association, 4.500%, 8/1/47	64,089
26,659	Federal National Mortgage Association, 5.000%, 5/1/31	26,797
500,000	Federal National Mortgage Association, 5.000%, 1/1/38 (TBA)	502,184
2,513	Federal National Mortgage Association, 5.000%, 6/1/40	2,545
1,371	Federal National Mortgage Association, 5.000%, 7/1/40	1,385
295,652	Federal National Mortgage Association, 5.000%, 8/1/52	291,564
815,374	Federal National Mortgage Association, 5.000%, 8/1/52	804,098
2,627	Federal National Mortgage Association, 5.500%, 9/1/33	2,679
3,238	Federal National Mortgage Association, 5.500%, 12/1/34	3,277
10,267	Federal National Mortgage Association, 5.500%, 10/1/35	10,573
200,000	Federal National Mortgage Association, 5.500%, 1/1/53 (TBA)	200,493
1,841	Federal National Mortgage Association, 6.000%, 9/1/29	1,903
495	Federal National Mortgage Association, 6.000%, 10/1/32	503
2,036	Federal National Mortgage Association, 6.000%, 11/1/32	2,067
5,505	Federal National Mortgage Association, 6.000%, 11/1/32	5,588
6,744	Federal National Mortgage Association, 6.000%, 4/1/33	6,870
2,394	Federal National Mortgage Association, 6.000%, 5/1/33	2,431
3,520	Federal National Mortgage Association, 6.000%, 6/1/33	3,573
7,891	Federal National Mortgage Association, 6.000%, 7/1/34	8,032
1,457	Federal National Mortgage Association, 6.000%, 9/1/34	1,487
416	Federal National Mortgage Association, 6.000%, 7/1/38	422
1,500,000	Federal National Mortgage Association, 6.000%, 1/15/53 (TBA)	1,522,134
531	Federal National Mortgage Association, 6.500%, 4/1/29	545
1,007	Federal National Mortgage Association, 6.500%, 1/1/32	1,031
687	Federal National Mortgage Association, 6.500%, 2/1/32	722
1,365	Federal National Mortgage Association, 6.500%, 3/1/32	1,398
2,314	Federal National Mortgage Association, 6.500%, 4/1/32	2,371
1,349	Federal National Mortgage Association, 6.500%, 8/1/32	1,390
830	Federal National Mortgage Association, 6.500%, 8/1/32	851
12,636	Federal National Mortgage Association, 6.500%, 7/1/34	12,994
458	Federal National Mortgage Association, 7.000%, 11/1/29	456
213	Federal National Mortgage Association, 7.000%, 9/1/30	212
307	Federal National Mortgage Association, 7.000%, 7/1/31	307
1,146	Federal National Mortgage Association, 7.000%, 1/1/32	1,199
263	Federal National Mortgage Association, 7.500%, 2/1/31	275
1,873	Federal National Mortgage Association, 8.000%, 10/1/30	1,961
1,000,000	Government National Mortgage Association, 2.500%, 1/20/53 (TBA)	866,358
1,900,000	Government National Mortgage Association, 3.000%, 1/15/53 (TBA)	1,691,345
800,000	Government National Mortgage Association, 3.500%, 1/15/53 (TBA)	734,892
400,000	Government National Mortgage Association, 4.000%, 1/20/53 (TBA)	378,439
200,000	Government National Mortgage Association, 4.500%, 1/15/53 (TBA)	193,983
900,000	Government National Mortgage Association, 5.000%, 1/20/53 (TBA)	891,656
200,000	Government National Mortgage Association, 5.500%, 1/20/53 (TBA)	201,118
100,000	Government National Mortgage Association, 6.000%, 1/20/53 (TBA)	101,589
92,755	Government National Mortgage Association I, 3.500%, 11/15/41	87,256
The accompanying notes are an integral part of these financial statements.
27

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
33,335	Government National Mortgage Association I, 3.500%, 8/15/42	$ 31,350
11,481	Government National Mortgage Association I, 3.500%, 10/15/42	10,797
34,556	Government National Mortgage Association I, 3.500%, 1/15/45	32,505
24,981	Government National Mortgage Association I, 3.500%, 8/15/46	23,312
29,176	Government National Mortgage Association I, 4.000%, 1/15/25	28,783
50,227	Government National Mortgage Association I, 4.000%, 8/15/43	48,639
61,451	Government National Mortgage Association I, 4.000%, 3/15/44	59,087
11,919	Government National Mortgage Association I, 4.000%, 9/15/44	11,481
26,708	Government National Mortgage Association I, 4.000%, 4/15/45	25,721
40,916	Government National Mortgage Association I, 4.000%, 6/15/45	39,629
4,568	Government National Mortgage Association I, 4.000%, 7/15/45	4,422
6,646	Government National Mortgage Association I, 4.000%, 8/15/45	6,400
25,811	Government National Mortgage Association I, 4.500%, 5/15/39	25,622
848	Government National Mortgage Association I, 4.500%, 8/15/41	834
3,907	Government National Mortgage Association I, 5.500%, 3/15/33	3,967
4,963	Government National Mortgage Association I, 5.500%, 7/15/33	5,198
13,117	Government National Mortgage Association I, 5.500%, 8/15/33	13,812
7,383	Government National Mortgage Association I, 5.500%, 10/15/34	7,542
3,358	Government National Mortgage Association I, 6.000%, 4/15/28	3,509
2,949	Government National Mortgage Association I, 6.000%, 2/15/29	3,025
4,994	Government National Mortgage Association I, 6.000%, 9/15/32	5,174
1,157	Government National Mortgage Association I, 6.000%, 10/15/32	1,187
11,680	Government National Mortgage Association I, 6.000%, 11/15/32	11,997
4,791	Government National Mortgage Association I, 6.000%, 11/15/32	4,937
3,114	Government National Mortgage Association I, 6.000%, 1/15/33	3,300
8,412	Government National Mortgage Association I, 6.000%, 12/15/33	8,690
4,154	Government National Mortgage Association I, 6.000%, 8/15/34	4,382
7,188	Government National Mortgage Association I, 6.000%, 8/15/34	7,371
428	Government National Mortgage Association I, 6.500%, 3/15/26	440
1,590	Government National Mortgage Association I, 6.500%, 6/15/28	1,634
68	Government National Mortgage Association I, 6.500%, 2/15/29	69
4,674	Government National Mortgage Association I, 6.500%, 5/15/29	4,804
1,704	Government National Mortgage Association I, 6.500%, 5/15/29	1,751
7,453	Government National Mortgage Association I, 6.500%, 7/15/31	7,661
2,501	Government National Mortgage Association I, 6.500%, 9/15/31	2,572
4,735	Government National Mortgage Association I, 6.500%, 10/15/31	4,867
1,925	Government National Mortgage Association I, 6.500%, 12/15/31	1,979
971	Government National Mortgage Association I, 6.500%, 12/15/31	999
798	Government National Mortgage Association I, 6.500%, 4/15/32	822
282	Government National Mortgage Association I, 6.500%, 4/15/32	290
544	Government National Mortgage Association I, 6.500%, 6/15/32	559
1,091	Government National Mortgage Association I, 6.500%, 6/15/32	1,121
2,734	Government National Mortgage Association I, 6.500%, 7/15/32	2,810
8,442	Government National Mortgage Association I, 6.500%, 12/15/32	8,693
8,293	Government National Mortgage Association I, 7.000%, 7/15/26	8,304
687	Government National Mortgage Association I, 7.000%, 9/15/27	688
8,891	Government National Mortgage Association I, 7.000%, 2/15/28	8,910
2,008	Government National Mortgage Association I, 7.000%, 11/15/28	2,015
1,534	Government National Mortgage Association I, 7.000%, 1/15/29	1,558
28
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
1,187	Government National Mortgage Association I, 7.000%, 6/15/29	$ 1,188
283	Government National Mortgage Association I, 7.000%, 7/15/29	283
1,149	Government National Mortgage Association I, 7.000%, 7/15/29	1,159
496	Government National Mortgage Association I, 7.000%, 12/15/30	496
1,260	Government National Mortgage Association I, 7.000%, 2/15/31	1,261
1,263	Government National Mortgage Association I, 7.000%, 8/15/31	1,315
1,908	Government National Mortgage Association I, 7.000%, 5/15/32	1,907
1,308	Government National Mortgage Association I, 7.500%, 10/15/29	1,313
2,658	Government National Mortgage Association II, 3.500%, 3/20/45	2,417
4,085	Government National Mortgage Association II, 3.500%, 4/20/45	3,811
13,983	Government National Mortgage Association II, 3.500%, 4/20/45	13,047
7,643	Government National Mortgage Association II, 3.500%, 4/20/45	7,129
34,923	Government National Mortgage Association II, 3.500%, 1/20/46	32,625
17,489	Government National Mortgage Association II, 3.500%, 3/20/46	16,315
65,326	Government National Mortgage Association II, 3.500%, 11/20/46	60,800
694,932	Government National Mortgage Association II, 3.500%, 9/20/52	638,539
8,721	Government National Mortgage Association II, 4.000%, 8/20/39	8,426
10,589	Government National Mortgage Association II, 4.000%, 7/20/42	10,231
130,804	Government National Mortgage Association II, 4.000%, 7/20/44	125,844
12,980	Government National Mortgage Association II, 4.000%, 9/20/44	12,493
13,878	Government National Mortgage Association II, 4.000%, 3/20/46	13,351
41,123	Government National Mortgage Association II, 4.000%, 10/20/46	39,548
31,850	Government National Mortgage Association II, 4.000%, 2/20/48	30,339
43,694	Government National Mortgage Association II, 4.000%, 4/20/48	41,620
695,286	Government National Mortgage Association II, 4.000%, 9/20/52	657,979
3,933	Government National Mortgage Association II, 4.500%, 9/20/41	3,925
22,087	Government National Mortgage Association II, 4.500%, 5/20/43	22,043
69,789	Government National Mortgage Association II, 4.500%, 1/20/44	70,470
48,659	Government National Mortgage Association II, 4.500%, 9/20/44	48,861
17,859	Government National Mortgage Association II, 4.500%, 10/20/44	17,904
35,059	Government National Mortgage Association II, 4.500%, 11/20/44	35,163
91,498	Government National Mortgage Association II, 4.500%, 2/20/48	90,087
794,362	Government National Mortgage Association II, 4.500%, 9/20/52	770,715
4,963	Government National Mortgage Association II, 6.000%, 11/20/33	5,197
874	Government National Mortgage Association II, 6.500%, 8/20/28	884
1,463	Government National Mortgage Association II, 6.500%, 12/20/28	1,480
935	Government National Mortgage Association II, 6.500%, 9/20/31	970
791	Government National Mortgage Association II, 7.000%, 5/20/26	796
2,626	Government National Mortgage Association II, 7.000%, 2/20/29	2,682
475	Government National Mortgage Association II, 7.000%, 1/20/31	496
201	Government National Mortgage Association II, 7.500%, 8/20/27	205
57	Government National Mortgage Association II, 8.000%, 8/20/25	57
4,400,000(j)	U.S. Treasury Bills, 1/10/23	4,396,905
5,000,000(j)	U.S. Treasury Bills, 1/24/23	4,988,798
5,000,000(j)	U.S. Treasury Bills, 2/2/23	4,984,136
The accompanying notes are an integral part of these financial statements.
29

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
10,000,000	U.S. Treasury Bonds, 2.250%, 2/15/52	$ 6,953,906
3,450,000	U.S. Treasury Bonds, 3.000%, 2/15/48	2,827,787
	Total U.S. Government and Agency Obligations (Cost $69,862,149)	$ 67,198,328

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 104.4% (Cost $164,496,391)	$148,375,145
Shares		Dividend Income	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Affiliated Issuer — 1.9%
Closed-End Fund — 1.9% of Net Assets
336,850(k)	Pioneer ILS Interval Fund	$71,188	$—	$(38,007)	$ 2,731,854
	Total Closed-End Fund (Cost $3,388,570)				$ 2,731,854

	Total Investments in Affiliated Issuer — 1.9% (Cost $3,388,570)				$ 2,731,854
	OTHER ASSETS AND LIABILITIES — (6.3)%				$ (8,906,047)
	net assets — 100.0%				$ 142,200,952

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
FRESB	Freddie Mac Multifamily Small Balance Certificates.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2022, the value of these securities amounted to $49,515,560, or 34.8% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2022.
(b)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at December 31, 2022.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2022.
(d)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Consists of Revenue Bonds unless otherwise indicated.
(g)	Represents a General Obligation Bond.
(h)	Non-income producing security.
(i)	Issued as preference shares.
(j)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(k)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc. (the “Adviser”).
30
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

*	Senior secured ﬂoating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2022.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	7/10/2019	$ 5,642	$ 46
% of Net assets			0.0% †
†	Amount rounds to less than 0.1%.
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
49	U.S. 2 Year Note (CBT)	3/31/23	$10,037,768	$10,048,828	$ 11,060
191	U.S. 5 Year Note (CBT)	3/31/23	20,728,530	20,614,570	(113,960)
30	U.S. Long Bond (CBT)	3/22/23	3,815,672	3,760,312	(55,360)
			$34,581,970	$34,423,710	$(158,260)
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
107	U.S. 10 Year Note (CBT)	3/22/23	$(12,061,868)	$(12,015,766)	$ 46,102
28	U.S. 10 Year Ultra Bond (CBT)	3/22/23	(3,395,737)	(3,311,875)	83,862
			$(15,457,605)	$(15,327,641)	$129,964
TOTAL FUTURES CONTRACTS			$ 19,124,365	$ 19,096,069	$ (28,296)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums Paid	Unrealized (Depreciation)	Market Value
14,590,000	Markit CDX North America High Yield Series 39	Pay	5.00%	12/20/27	$528,516	$ (647,710)	$ (119,194)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$528,516	$ (647,710)	$ (119,194)
TOTAL SWAP CONTRACTS					$528,516	$(647,710)	$(119,194)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$10,171,582	$ 6,889,337
Other Long-Term Securities	$84,086,662	$76,358,311
At December 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $168,121,521 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$945,731
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,107,743)
Net unrealized depreciation	$(17,162,012)
The accompanying notes are an integral part of these financial statements.
31

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2022, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 868,186	$ —	$ 868,186
Asset Backed Securities	—	9,261,386	—	9,261,386
Collateralized Mortgage Obligations	—	17,554,877	—	17,554,877
Commercial Mortgage-Backed Securities	—	9,843,107	—	9,843,107
Corporate Bonds	—	41,234,610	—	41,234,610
Convertible Preferred Stocks	1,211,115	—	—	1,211,115
Municipal Bonds	—	1,203,490	—	1,203,490
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – Worldwide	—	—	46	46
U.S. Government and Agency Obligations	—	67,198,328	—	67,198,328
Affiliated Closed-End Fund	2,731,854	—	—	2,731,854
Total Investments in Securities	$3,942,969	$147,163,984	$46	$151,106,999
Other Financial Instruments
Net unrealized depreciation on futures contracts	$ (28,296)	$ —	$ —	$ (28,296)
Swap contracts, at value	—	(119,194)	—	(119,194)
Total Other Financial Instruments	$ (28,296)	$ (119,194)	$ —	$ (147,490)
During the year ended December 31, 2022, there were no significant transfers in or out of Level 3.
32
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 12/31/22
ASSETS:
Investments in unaffiliated issuers, at value (cost $164,496,391)	$148,375,145
Investments in affiliated issuers, at value (cost $3,388,570)	2,731,854
Cash	736,557
Futures collateral	1,261,328
Swaps collateral	988,009
Variation margin for centrally cleared swap contracts	3,501
Receivables —
Investment securities sold	2,734,594
Portfolio shares sold	4,030
Dividends	1,685
Interest	856,113
Total assets	$157,692,816
LIABILITIES:
Payables —
Investment securities purchased	$15,176,929
Portfolio shares repurchased	91,498
Variation margin for futures contracts	11,962
Swap contracts, at value (net premiums paid $528,516)	119,194
Management fees	5,726
Administrative expenses	3,615
Distribution fees	3,246
Accrued expenses	79,694
Total liabilities	$ 15,491,864
NET ASSETS:
Paid-in capital	$168,989,648
Distributable earnings (loss)	(26,788,696)
Net assets	$ 142,200,952
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $24,062,838/2,606,928 shares)	$ 9.23
Class ll (based on $118,138,114/12,770,712 shares)	$ 9.25
The accompanying notes are an integral part of these financial statements.
33

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations
FOR THE YEAR ENDED 12/31/22
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $1,879)	$ 5,053,452
Dividends from unaffiliated issuers	151,988
Dividends from affiliated issuers	71,188
Total Investment Income		$ 5,276,628
EXPENSES:
Management fees	$ 630,411
Administrative expenses	44,832
Distribution fees
Class ll	325,616
Custodian fees	2,154
Professional fees	84,847
Printing expense	30,206
Pricing fees	7,153
Officers' and Trustees' fees	8,803
Insurance expense	1,598
Miscellaneous	6,043
Total expenses		$ 1,141,663
Less fees waived and expenses reimbursed by the Adviser		(47,756)
Net expenses		$ 1,093,907
Net investment income		$ 4,182,721
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (7,398,738)
Futures contracts	(3,699,845)
Swap contracts	842,157
Other assets and liabilities denominated in foreign currencies	(15,081)	$ (10,271,507)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(18,692,245)
Investments in affiliated issuers	(38,007)
Futures contracts	(102,978)
Swap contracts	(628,599)
Other assets and liabilities denominated in foreign currencies	7,966	$ (19,453,863)
Net realized and unrealized gain (loss) on investments		$(29,725,370)
Net decrease in net assets resulting from operations		$(25,542,649)
34
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Year Ended 12/31/22	Year Ended 12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 4,182,721	$ 3,601,523
Net realized gain (loss) on investments	(10,271,507)	3,457,641
Change in net unrealized appreciation (depreciation) on investments	(19,453,863)	(6,697,939)
Net increase (decrease) in net assets resulting from operations	$ (25,542,649)	$ 361,225
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.43 and $0.55 per share, respectively)	$ (1,188,248)	$ (1,918,872)
Class ll ($0.41 and $0.52 per share, respectively)	(5,341,714)	(6,563,394)
Tax return of capital
Class l ($0.02 and $— per share, respectively)	(48,119)	—
Class ll ($0.02 and $— per share, respectively)	(206,102)	—
Total distributions to shareowners	$ (6,784,183)	$ (8,482,266)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 13,314,386	$ 38,130,218
Reinvestment of distributions	6,784,183	8,475,289
Cost of shares repurchased	(29,022,200)	(42,720,862)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ (8,923,631)	$ 3,884,645
Net decrease in net assets	$ (41,250,463)	$ (4,236,396)
NET ASSETS:
Beginning of year	$183,451,415	$187,687,811
End of year	$ 142,200,952	$183,451,415
	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount	Year Ended 12/31/21 Shares	Year Ended 12/31/21 Amount
Class l
Shares sold	267,792	$ 2,712,342	973,464	$ 11,323,635
Reinvestment of distributions	127,421	1,236,367	168,551	1,918,872
Less shares repurchased	(723,738)	(7,343,052)	(2,205,541)	(25,454,016)
Net decrease	(328,525)	$ (3,394,343)	(1,063,526)	$(12,211,509)
Class ll
Shares sold	1,058,607	$ 10,602,044	2,327,587	$ 26,806,583
Reinvestment of distributions	571,430	5,547,816	574,784	6,556,417
Less shares repurchased	(2,169,084)	(21,679,148)	(1,504,575)	(17,266,846)
Net increase (decrease)	(539,047)	$ (5,529,288)	1,397,796	$ 16,096,154
The accompanying notes are an integral part of these financial statements.
35

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 11.27	$ 11.78	$ 11.17	$ 10.56	$ 11.04
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.28	0.24	0.30	0.33	0.33
Net realized and unrealized gain (loss) on investments	(1.87)	(0.20)	0.65	0.64	(0.42)
Net increase (decrease) from investment operations	$ (1.59)	$ 0.04	$ 0.95	$ 0.97	$ (0.09)
Distributions to shareowners:
Net investment income	(0.22)	(0.25)	(0.34)	(0.36)	(0.36)
Net realized gain	(0.21)	(0.30)	—	—	(0.03)
Tax return of capital	(0.02)	—	—	—	—
Total distributions	$ (0.45)	$ (0.55)	$ (0.34)	$ (0.36)	$ (0.39)
Net increase (decrease) in net asset value	$ (2.04)	$ (0.51)	$ 0.61	$ 0.61	$ (0.48)
Net asset value, end of period	$ 9.23	$ 11.27	$ 11.78	$ 11.17	$ 10.56
Total return(b)	(14.19)%	0.38%	8.70%	9.27%	(0.84)%
Ratio of net expenses to average net assets	0.49%	0.57%	0.59%	0.59%	0.61%
Ratio of net investment income (loss) to average net assets	2.85%	2.12%	2.68%	3.03%	3.07%
Portfolio turnover rate	65%	61%	59%	48%	44%
Net assets, end of period (in thousands)	$24,063	$33,091	$47,089	$49,115	$46,125
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.52%	0.60%	0.62%	0.62%	0.64%
Net investment income (loss) to average net assets	2.82%	2.09%	2.65%	3.00%	3.04%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
36
The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 11.30	$ 11.80	$ 11.19	$ 10.59	$ 11.07
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.26	0.21	0.28	0.31	0.30
Net realized and unrealized gain (loss) on investments	(1.88)	(0.19)	0.65	0.62	(0.42)
Net increase (decrease) from investment operations	$ (1.62)	$ 0.02	$ 0.93	$ 0.93	$ (0.12)
Distributions to shareowners:
Net investment income	(0.20)	(0.22)	(0.32)	(0.33)	(0.33)
Net realized gain	(0.21)	(0.30)	—	—	(0.03)
Tax return of capital	(0.02)	—	—	—	—
Total distributions	$ (0.43)	$ (0.52)	$ (0.32)	$ (0.33)	$ (0.36)
Net increase (decrease) in net asset value	$ (2.05)	$ (0.50)	$ 0.61	$ 0.60	$ (0.48)
Net asset value, end of period	$ 9.25	$ 11.30	$ 11.80	$ 11.19	$ 10.59
Total return(b)	(14.45)%	0.22%	8.42%	8.90%	(1.08)%
Ratio of net expenses to average net assets	0.74%	0.82%	0.84%	0.84%	0.86%
Ratio of net investment income (loss) to average net assets	2.61%	1.86%	2.43%	2.79%	2.83%
Portfolio turnover rate	65%	61%	59%	48%	44%
Net assets, end of period (in thousands)	$118,138	$150,361	$140,599	$140,895	$125,865
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.77%	0.85%	0.87%	0.87%	0.89%
Net investment income (loss) to average net assets	2.58%	1.83%	2.40%	2.76%	2.80%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Bond VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Portfolio seeks current income and total return.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Portfolio's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
Effective August 19, 2022, the Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Portfolio has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2022, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At December 31, 2022, the Portfolio reclassified $20,567 to increase distributable earnings and $20,567 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At December 31, 2022, the Portfolio was permitted to carry forward indefinitely $4,935,004 of short-term losses and $4,635,325 of long-term losses.
At December 31, 2022, the Portfolio deferred $56,355 of late year ordinary losses, which will be recognized by the Portfolio as occurring at the start of the next year ending in December 31, 2023.
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, was as follows:
	2022	2021
Distributions paid from:
Ordinary income	$3,467,069	$5,459,488
Long-term capital gains	3,062,893	3,022,778
Tax return of capital	254,221	—
Total	$6,784,183	$8,482,266
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (9,570,329)
Net unrealized depreciation	(17,162,012)
Qualified late year loss deferral	(56,355)
Total	$(26,788,696)
The difference between book basis and tax basis unrealized appreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, and the mark to market of futures contracts and credit default swaps.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments, impair the Portfolio's ability to satisfy redemption requests, and negatively impact the Portfolio's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Portfolio's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Portfolio will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Portfolio or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Portfolio. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Portfolio at December 31, 2022 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance.
Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at December 31, 2022 is listed in the Schedule of Investments.
I.	Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2022 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended December 31, 2022 was $17,838,842. Open futures contracts outstanding at December 31, 2022 are listed in the Schedule of Investments.
J.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and
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Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
The Portfolio may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2022 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional value of credit default swap contracts buy protection open during the year ended December 31, 2022 was $16,716,100. Open credit default swap contracts at December 31, 2022 are listed in the Schedule of Investments.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. For the year ended December 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses and waiver of acquired fund fees and expenses) was equivalent to 0.40% of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2022, the Adviser waived $47,756 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. This expense limitation is in effect through May 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended December 31, 2022 are reflected on the Statement of Operations.
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Notes to Financial Statements 12/31/22 (continued)
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended December 31, 2022, the Portfolio paid $8,803 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At December 31, 2022, on its Statement of Assets and Liabilities, the Portfolio did not have a payable for Trustees' fees and had a payable for administrative expenses of $3,615, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
6.  Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of December 31, 2022, the Portfolio had no unfunded loan commitments outstanding.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
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The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2022, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Net unrealized depreciation on futures contracts*	$28,296	$ —	$ —	$ —	$ —
Swap contracts at value	—	119,194	—	—	—
Total Value	$28,296	$119,194	$—	$—	$—
* Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2022 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (3,699,845)	$ —	$ —	$ —	$ —
Swap contracts	—	842,157	—	—	—
Total Value	$(3,699,845)	$ 842,157	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (102,978)	$ —	$ —	$ —	$ —
Swap contracts	—	(628,599)	—	—	—
Total Value	$ (102,978)	$(628,599)	$—	$—	$—
8.  Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At December 31, 2022, the value of the Portfolio’s investment in afﬁliated issuers was $2,731,854, which represents 1.9% of the Portfolio’s net assets.
Transactions in afﬁliated issuers by the Portfolio for the year ended December 31, 2022 were as follows:
Name of the Affiliated Issuer	Value at December 31, 2021	Purchases Costs	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at December 31, 2022	Value at December 31, 2022
Pioneer ILS Interval Fund	$2,698,673	$—	$(38,007)	$—	$71,188	$—	336,850	$2,731,854
Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of
Pioneer Bond VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Bond VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Bond VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
March 1, 2023
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Additional Information (unaudited)
The Portfolio designated $3,062,893 as long-term capital gains distributions during the year ended December 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Portfolio’s ordinary income distributions derived from qualified interest income was 99.37%.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Bond VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2022 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2022, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US, as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
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Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
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Approval of Renewal of Investment Management Agreement (continued)
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Trustees, Officers and Service Providers
The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present); Director, Quadriserv, Inc.
(2005 – 2013); and Commissioner,
New Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (71)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (65) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
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Trustees, Officers and Service Providers (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Craig C. MacKay (59) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 1995. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
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Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Fred J. Ricciardi (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Interested Trustees
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
55

Pioneer Bond VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Trust Officers
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (51) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (50) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
56

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
18656-17-0223

Pioneer Variable Contracts Trust
Pioneer Equity Income

VCT Portfolio
Class I and II Shares
Annual Report  |  December 31, 2022
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 12/31/22
Sector Distribution
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1.	Sun Life Financial, Inc.	2.35%
2.	Chevron Corp.	2.08
3.	Exxon Mobil Corp.	2.07
4.	Novo Nordisk AS	1.98
5.	Pfizer, Inc.	1.95

*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/22
Prices and Distributions
Net Asset Value per Share	12/31/22	12/31/21
Class l	$15.13	$19.21
Class ll	$15.45	$19.55

Distributions per Share (1/1/22 - 12/31/22)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$0.2989	$—	$2.0963
Class ll	$0.2593	$—	$2.0963

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2022)
	Class l	Class ll	Russell 1000 Value Index
10 Years	10.44%	10.17%	10.29%
5 Years	5.87%	5.62%	6.67%
1 Year	-7.76%	-7.94%	-7.54%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio
Based on actual returns from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,062.00	$1,060.70
Expenses Paid During Period*	$ 4.05	$ 5.35

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.78% and 1.03% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,021.27	$1,020.01
Expenses Paid During Period*	$ 3.97	$ 5.24

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.78% and 1.03% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
3

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Sammi Truong and John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income VCT Portfolio during the 12-month period ended December 31, 2022. Mr. Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with Ms. Truong, a vice president and a portfolio manager at Amundi US.
Q:	How did the Portfolio perform over the 12-month period ended December 31, 2022?
A:	Pioneer Equity Income VCT Portfolio’s Class I shares returned -7.76% at net asset value during the 12-month period ended December 31, 2022, and Class II shares returned -7.94%, while the Portfolio’s benchmark, the Russell 1000 Value Index, returned -7.54%.
Q:	How would you describe the market for equities during the 12-month period ended December 31, 2022, particularly for the types of equities deemed appropriate for the Portfolio?
A:	During the period, initial investor optimism for a more widespread economic reopening as the intensity of the COVID-19 situation eased began to sour in the face of surging inflation and geopolitical concerns. Continued labor shortages, Russia’s invasion of Ukraine ‒ with subsequent economic sanctions placed on Russia ‒ and China’s strict “Zero-COVID” policy, wreaked havoc on global supply chains and contributed to the soaring inflation rate. The broad US equity market, as measured by the Standard & Poor’s 500 Index (the S&P 500), experienced a sharp decline of -18.11% (on a total return basis) during the 12-month period.
In order to combat high, persistent inflation, the US Federal Reserve (Fed) raised the target range for the federal funds rate aggressively, and multiple times, as the period progressed. The target federal funds rate range rose to 4.25% ‒ 4.50%, when including the last Fed increase in December 2022, with the potential for additional rate hikes remaining on the table.
In that environment, growth stocks, which typically have been more susceptible to increases in the Fed’s discount (federal funds) rate, given the greater dependence of growth-oriented companies on future earnings growth, declined by 29.14% over the 12-month period, as measured by the Russell 1000 Growth Index. While value stocks fared better, the Portfolio’s benchmark, the Russell 1000 Value Index (the Russell Index), also lost ground for the period, returning -7.54%.
As the 12-month period progressed, soaring energy prices, labor wage growth, and diminished demand combined to reduce the prospects for corporate earnings growth, and increased the market’s fears of an imminent recession. In the uncertain economic environment, investors gravitated towards higher-quality names and showed a preference for dividend-paying* stocks.
*	Dividends are not guaranteed.

4

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Q:	Could you please discuss the main factors affecting the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2022, and any investments or strategies significantly helping or hurting benchmark-relative returns?
A:	While sector allocation results aided the Portfolio’s benchmark-relative performance in the first half of the 12-month period, they detracted from relative performance in the second half. The Portfolio’s overweights to the strong-performing energy and materials sectors benefited relative returns over the first six months of the period, as the war in Ukraine further disrupted supply chains and added to upward pricing pressure on oil and a number of other commodities. Unfortunately, in the second half of the period, the Portfolio’s continued overweight to materials and our decision to move to an underweight position in energy, based on valuation concerns, detracted from benchmark-relative performance. While the ongoing war in Ukraine and the decision by the Organization of Petroleum Exporting Countries (OPEC) to cut production to prop-up prices caused share prices in the energy sector to move higher, materials companies lagged the Russell Index, due to emerging recessionary fears.
Overall, however, sector allocation results were a neutral factor in the Portfolio’s benchmark-relative performance for the full 12-month period. In addition to the factors discussed above, underweights to the poor-performing communication services and financials sectors aided relative returns, but an overweight to the poor-performing information technology sector and an underweight to the strong-performing health care sector offset those positives.
With regard to security selection, individual stocks held in the Portfolio that were positive attributors to relative performance during the period included Marathon Petroleum (energy), Valero Energy (energy), Reliance Steel & Aluminum (materials), Eli Lilly (health care), and Cerner (health care). Marathon Petroleum and Valero Energy, both refining companies, benefited from tight global inventories of refined products and their cost advantages over European refiners, which have faced higher natural gas prices. Reliance Steel & Aluminum has benefited from its strong execution as a metals processor and distributor. Eli Lilly, meanwhile, received US Food & Drug Administration (FDA) approval for a new-generation diabetic drug during the period. The drug is also undergoing clinical trials for use as a potential obesity treatment. Cerner, a provider of information technology solutions and services for the health care industry, saw its share price rise during the 12-month period due to a takeover offer.
Portfolio positions that were negative attributors to benchmark-relative returns during the period included Gorman-Rupp (industrials), ExxonMobil (energy), Celanese (materials), Alexandria Real Estate (real estate), and Sun Life Financial (financials). Gorman-Rupp, a provider of industrial pumps, saw its profit margins pressured by rising input costs. While the Portfolio held shares of ExxonMobil, which outperformed the Russell Index for the period, the company represented an underweight position versus the benchmark, and so it had a negative effect on relative performance. Celanese, producer of acetic acid, specialty chemicals, and engineered materials, saw demand for its products soften as customers worked to normalize inventory levels. Alexandria Real Estate, a life-science properties developer and manager, saw its share price decline on concerns that increased interest rates could crimp
5

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22 (continued)
biotech funding and, in turn, demand for its laboratory spaces. Sun Life Financial experienced better insurance sales during the period, but weaker profits in its asset-management business, driven by a lower equity market and asset outflows, hurt the company’s overall performance.
Q:	Could you highlight some of the more notable changes you made to the Portfolio during the 12-month period ended December 31, 2022?
A:	During the 12-month period, we added 23 positions to the Portfolio and eliminated 33. We discuss some of the key additions and subtractions below. In reducing the Portfolio’s weighting to the energy sector (on valuation concerns), we eliminated positions in Marathon Petroleum, Valero Energy, Schlumberger, and Baker Hughes. Marathon Petroleum and Valero Energy, as previously mentioned, are refiners, while Schlumberger and Baker Hughes provide oil equipment and services.
Facing inflation levels not seen in 40 years, consumers have worked down excess savings and have become more selective in their expenditures, and have begun to shift buying patterns away from goods and towards experiences and services, which has resulted in excess inventories for many retailers. As a result, we decided to sell the Portfolio’s positions in Kohl’s, VF, and Garmin, which we viewed as relatively unattractive, and initiated positions in TJX and Ralph Lauren. We believe TJX could be a beneficiary of excess market inventories and consumer trade-downs to off-price retailers. Ralph Lauren, meanwhile, has been executing on its strategies to elevate its brand and expand its product categories. We also eliminated a position in auto company Ford, due to input-cost concerns, and a position in Cedar Fair, because of its deferred initiation of a dividend after the company had suspended its dividend during the pandemic in an effort to conserve cash. Instead, we added a position in Darden Restaurants, based on our expectations for recovering foot traffic as consumers begin to gravitate towards affordable dining experiences.
In the industrials sector, we eliminated Portfolio positions in Leidos Holdings, Honeywell, and Fastenal, where we saw less potential for growth, and established positions in Raytheon Technologies, L3Harris Technologies, Deere, Eaton, and United Parcel Service (UPS). We think Raytheon and L3Harris could benefit from increased defense spending, with Raytheon also possibly benefiting from a recovery in the commercial aerospace segment. We see the potential for long-term growth for Deere, with its precision agriculture offerings, and Eaton, with its strong electrical orders and substantial backlog. Finally, we believe the market could be undervaluing UPS, and underestimating the company’s ability to manage through the current slowdown in demand.
Q:	Did the Portfolio have any derivatives exposure during the 12-month period ended December 31, 2022?
A:	No, the Portfolio held no derivatives during the period.
Q:	What is your outlook for equities heading into 2023?
A:	Despite many forward-looking indicators showing that the US economy is slowing, two areas have been showing resilience: employment data and manufacturing output. We believe such resilience is likely to result in higher inflation for a longer period of time, which could cause the Fed to delay
6

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
dialing back its interest-rate increases. As mentioned earlier, consumers have continued to draw down from their savings built up during the pandemic, and have increased the use of credit cards, which has been contributing to higher inflation. However, retail inventories are high and supply-chain pressures appear to be easing. Those factors, combined with past and expected Fed increases to the federal funds rate target range, could lead to an eventual decline in inflation. Time will tell, however, whether inflation declines fast enough to prompt the Fed to hold back on further rate increases, and so avoiding a “hard landing” for the economy remains a difficult task, in our view.
In the fourth quarter of 2022, a number of companies reported margin pressures, despite strong revenue growth. Generally, revenue growth has been strong, in no small part aided by inflation, but we also have seen more muted earnings growth. Earnings guidance, when provided by companies, has also been more conservative than has often been the case over the past couple of years. We view that as a typical development at this stage of an inflationary cycle. We believe that further Fed rate increases could pressure nominal revenue growth, with costs remaining elevated.
In a rising-rate environment, we believe that our focus on investing the Portfolio in shares of what we view as higher-quality value companies may reap rewards. Typically, in the months following the first Fed rate hikes, investors have tended to rotate from low-quality into high-quality stocks, a market trend we generally experienced during calendar 2022. Additionally, as investors have begun to focus on assets offering higher yields in a rising-rate environment, we believe dividend-paying stocks may become more attractive.
As of December 31, 2022, the Portfolio had benchmark-relative overweight exposures to the cyclical sectors that we expect to do well during an economic recovery, including consumer discretionary, industrials, information technology, and materials. The Portfolio’s largest absolute sector weighting is to financials, though at a slight underweight relative to the Russell Index, primarily due to an underweight to banks.
To balance the Portfolio’s cyclical positioning, given the uncertain trajectory of the economic recovery, we also have maintained exposures to the more defensive areas of the market, such as the consumer staples, real estate, and health care sectors ― with a slight underweight to health care.
Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

7

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22
Shares		Value
	UNAFFILIATED ISSUERS — 99.8%
	Common Stocks — 99.2% of Net Assets
	Aerospace & Defense — 2.1%
2,231	L3Harris Technologies, Inc.	$ 464,516
14,789	Raytheon Technologies Corp.	1,492,506
	Total Aerospace & Defense	$ 1,957,022
	Air Freight & Logistics — 1.4%
7,217	CH Robinson Worldwide, Inc.	$ 660,789
3,936	United Parcel Service, Inc., Class B	684,234
	Total Air Freight & Logistics	$ 1,345,023
	Auto Components — 1.2%
29,080	BorgWarner, Inc.	$ 1,170,470
	Total Auto Components	$ 1,170,470
	Automobiles — 0.6%
26,776	Honda Motor Co., Ltd. (A.D.R.)	$ 612,099
	Total Automobiles	$ 612,099
	Banks — 5.0%
36,700	Bank of America Corp.	$ 1,215,504
9,410	JPMorgan Chase & Co.	1,261,881
6,270	M&T Bank Corp.	909,526
8,894	PNC Financial Services Group, Inc.	1,404,718
	Total Banks	$ 4,791,629
	Capital Markets — 8.3%
20,730	Bank of New York Mellon Corp.	$ 943,630
18,949	Charles Schwab Corp.	1,577,694
9,199	Morgan Stanley	782,099
12,295	Northern Trust Corp.	1,087,984
12,783	Raymond James Financial, Inc.	1,365,863
15,573	State Street Corp.	1,207,998
8,137	T Rowe Price Group, Inc.	887,421
	Total Capital Markets	$ 7,852,689
	Chemicals — 2.1%
2,000	Air Products and Chemicals, Inc.	$ 616,520
8,426	Celanese Corp.	861,474
9,506	Corteva, Inc.	558,763
	Total Chemicals	$ 2,036,757
	Commercial Services & Supplies — 0.9%
6,163	MSA Safety, Inc.	$ 888,643
	Total Commercial Services & Supplies	$ 888,643
	Communications Equipment — 0.4%
8,673	Cisco Systems, Inc.	$ 413,182
	Total Communications Equipment	$ 413,182
	Diversified Telecommunication Services — 2.1%
22,879	AT&T, Inc.	$ 421,202
11,602	BCE, Inc.	509,908
26,620	Verizon Communications, Inc.	1,048,828
	Total Diversified Telecommunication Services	$ 1,979,938
8
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Electric Utilities — 3.7%
7,904	American Electric Power Co., Inc.	$ 750,485
16,469	Eversource Energy	1,380,761
16,161	NextEra Energy, Inc.	1,351,059
	Total Electric Utilities	$ 3,482,305
	Electrical Equipment — 1.6%
2,554	Eaton Corp. Plc	$ 400,850
11,775	Emerson Electric Co.	1,131,107
	Total Electrical Equipment	$ 1,531,957
	Electronic Equipment, Instruments & Components — 1.2%
4,177	CDW Corp.	$ 745,929
9,661	National Instruments Corp.	356,491
	Total Electronic Equipment, Instruments & Components	$ 1,102,420
	Equity Real Estate Investment Trusts (REITs) — 4.8%
12,509	Alexandria Real Estate Equities, Inc.	$ 1,822,186
8,574	Camden Property Trust	959,259
3,086	Crown Castle, Inc.	418,585
19,029	Healthcare Realty Trust, Inc.	366,689
9,078	Prologis, Inc.	1,023,363
	Total Equity Real Estate Investment Trusts (REITs)	$ 4,590,082
	Food & Staples Retailing — 0.5%
3,376	Walmart, Inc.	$ 478,683
	Total Food & Staples Retailing	$ 478,683
	Food Products — 5.9%
15,704	Campbell Soup Co.	$ 891,202
2,575	Hershey Co.	596,293
5,307	John B Sanfilippo & Son, Inc.	431,565
15,112	McCormick & Co., Inc., Class VTG	1,252,634
21,894	Mondelez International, Inc., Class A	1,459,235
8,272	Nestle S.A. (A.D.R.)	954,092
	Total Food Products	$ 5,585,021
	Health Care Equipment & Supplies — 3.7%
13,444	Abbott Laboratories	$ 1,476,017
3,894	Becton Dickinson and Co.	990,244
4,387	Stryker Corp.	1,072,578
	Total Health Care Equipment & Supplies	$ 3,538,839
	Health Care Providers & Services — 3.8%
4,135	AmerisourceBergen Corp.	$ 685,211
10,423	Cardinal Health, Inc.	801,216
13,493	CVS Health Corp.	1,257,413
1,597	Humana, Inc.	817,967
	Total Health Care Providers & Services	$ 3,561,807
	Hotels, Restaurants & Leisure — 0.5%
3,511	Darden Restaurants, Inc.	$ 485,677
	Total Hotels, Restaurants & Leisure	$ 485,677
The accompanying notes are an integral part of these financial statements.
9

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Shares		Value
	Household Products — 1.8%
4,090	Clorox Co.	$ 573,949
14,434	Colgate-Palmolive Co.	1,137,255
	Total Household Products	$ 1,711,204
	Insurance — 4.2%
6,058	Chubb, Ltd.	$ 1,336,395
15,025	Lincoln National Corp.	461,568
47,592	Sun Life Financial, Inc.	2,209,220
	Total Insurance	$ 4,007,183
	IT Services — 2.9%
3,676	Automatic Data Processing, Inc.	$ 878,049
6,939	International Business Machines Corp.	977,636
7,500	Paychex, Inc.	866,700
	Total IT Services	$ 2,722,385
	Machinery — 6.4%
2,446	Caterpillar, Inc.	$ 585,964
2,096	Deere & Co.	898,681
57,839	Gorman-Rupp Co.	1,481,835
6,629	Oshkosh Corp.	584,612
15,793	PACCAR, Inc.	1,563,033
13,097	Timken Co.	925,565
	Total Machinery	$ 6,039,690
	Media — 3.4%
24,384	Fox Corp., Class A	$ 740,542
39,842	Interpublic Group of Cos., Inc.	1,327,137
14,001	Omnicom Group, Inc.	1,142,062
	Total Media	$ 3,209,741
	Metals & Mining — 4.4%
15,213	Materion Corp.	$ 1,331,289
8,828	Nucor Corp.	1,163,619
8,236	Reliance Steel & Aluminum Co.	1,667,296
	Total Metals & Mining	$ 4,162,204
	Multiline Retail — 2.0%
3,266	Dollar General Corp.	$ 804,252
7,038	Target Corp.	1,048,944
	Total Multiline Retail	$ 1,853,196
	Multi-Utilities — 0.8%
11,555	CMS Energy Corp.	$ 731,778
	Total Multi-Utilities	$ 731,778
	Oil, Gas & Consumable Fuels — 5.1%
10,900	Chevron Corp.	$ 1,956,441
17,691	Exxon Mobil Corp.	1,951,318
8,566	Phillips 66	891,549
	Total Oil, Gas & Consumable Fuels	$ 4,799,308
	Pharmaceuticals — 8.2%
13,546	AstraZeneca Plc (A.D.R.)	$ 918,419
2,840	Eli Lilly & Co.	1,038,985
8,282	Johnson & Johnson	1,463,015
10
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Pharmaceuticals — (continued)
13,745	Novo Nordisk AS (A.D.R.)	$ 1,860,248
22,291	Organon & Co.	622,588
35,803	Pfizer, Inc.	1,834,546
	Total Pharmaceuticals	$ 7,737,801
Road & Rail — 1.3%
5,031	Norfolk Southern Corp.	$ 1,239,739
	Total Road & Rail	$ 1,239,739
Semiconductors & Semiconductor Equipment — 4.1%
7,260	Analog Devices, Inc.	$ 1,190,858
3,213	KLA Corp.	1,211,397
6,238	Microchip Technology, Inc.	438,220
6,134	Texas Instruments, Inc.	1,013,459
	Total Semiconductors & Semiconductor Equipment	$ 3,853,934
Software — 0.9%
3,389	Microsoft Corp.	$ 812,750
	Total Software	$ 812,750
Specialty Retail — 1.0%
11,598	TJX Cos., Inc.	$ 923,201
	Total Specialty Retail	$ 923,201
Textiles, Apparel & Luxury Goods — 1.0%
7,573	Carter's, Inc.	$ 565,022
4,115	Ralph Lauren Corp.	434,832
	Total Textiles, Apparel & Luxury Goods	$ 999,854
Trading Companies & Distributors — 1.2%
9,131	Ferguson Plc	$ 1,159,363
	Total Trading Companies & Distributors	$ 1,159,363
Water Utilities — 0.7%
14,362	Essential Utilities, Inc.	$ 685,498
	Total Water Utilities	$ 685,498
	Total Common Stocks (Cost $68,796,624)	$94,053,072

SHORT TERM INVESTMENTS — 0.6% of Net Assets
Open-End Fund — 0.6%
536,564(a)	Dreyfus Government Cash Management, Institutional Shares, 4.19%	$ 536,564
$ 536,564
	TOTAL SHORT TERM INVESTMENTS (Cost $536,564)	$ 536,564
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.8% (Cost $69,333,188)	$94,589,636
	OTHER ASSETS AND LIABILITIES — 0.2%	$ 202,228
	net assets — 100.0%	$94,791,864

(A.D.R.)	American Depositary Receipts.
(a)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2022.
The accompanying notes are an integral part of these financial statements.
11

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2022, aggregated $36,862,534 and $52,374,765, respectively.
At December 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $69,563,681 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,532,324
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,506,369)
Net unrealized appreciation	$25,025,955
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2022, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$94,053,072	$ —	$ —	$94,053,072
Open-End Fund	536,564	—	—	536,564
Total Investments in Securities	$94,589,636	$—	$—	$94,589,636
During the year ended December 31, 2022, there were no transfers in or out of Level 3.
12
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 12/31/22
ASSETS:
Investments in unaffiliated issuers, at value (cost $69,333,188)	$94,589,636
Cash	21,049
Receivables —
Portfolio shares sold	21,646
Dividends	240,574
Interest	2,830
Total assets	$94,875,735
LIABILITIES:
Payables —
Portfolio shares repurchased	$20,116
Trustees' fees	221
Professional fees	43,101
Printing expense	9,802
Management fees	6,749
Administrative expenses	2,423
Distribution fees	743
Accrued expenses	716
Total liabilities	$ 83,871
NET ASSETS:
Paid-in capital	$63,344,450
Distributable earnings	31,447,414
Net assets	$94,791,864
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $67,650,537/4,470,030 shares)	$ 15.13
Class ll (based on $27,141,327/1,756,836 shares)	$ 15.45
The accompanying notes are an integral part of these financial statements.
13

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations
FOR THE YEAR ENDED 12/31/22
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $38,149)	$ 2,572,150
Interest from unaffiliated issuers	680
Total Investment Income		$ 2,572,830
EXPENSES:
Management fees	$ 674,161
Administrative expenses	32,450
Distribution fees
Class ll	73,684
Custodian fees	2,417
Professional fees	64,704
Printing expense	23,283
Officers' and Trustees' fees	8,160
Insurance expense	1,018
Miscellaneous	3,736
Total expenses		$ 883,613
Net investment income		$ 1,689,217
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 6,518,379
Other assets and liabilities denominated in foreign currencies	(1,071)	$ 6,517,308
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(17,733,348)
Other assets and liabilities denominated in foreign currencies	(7,046)	$ (17,740,394)
Net realized and unrealized gain (loss) on investments		$(11,223,086)
Net decrease in net assets resulting from operations		$ (9,533,869)
14
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Year Ended 12/31/22	Year Ended 12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 1,689,217	$ 1,815,401
Net realized gain (loss) on investments	6,517,308	14,936,293
Change in net unrealized appreciation (depreciation) on investments	(17,740,394)	9,903,174
Net increase (decrease) in net assets resulting from operations	$ (9,533,869)	$ 26,654,868
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($2.40 and $0.26 per share, respectively)	$ (10,026,418)	$ (1,252,526)
Class ll ($2.36 and $0.22 per share, respectively)	(3,821,892)	(426,200)
Total distributions to shareowners	$ (13,848,310)	$ (1,678,726)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 9,801,229	$ 14,070,208
Reinvestment of distributions	13,848,310	1,678,726
Cost of shares repurchased	(26,780,325)	(29,756,794)
Net decrease in net assets resulting from Portfolio share transactions	$ (3,130,786)	$ (14,007,860)
Net increase (decrease) in net assets	$ (26,512,965)	$ 10,968,282
NET ASSETS:
Beginning of year	$121,304,829	$110,336,547
End of year	$ 94,791,864	$121,304,829
	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount	Year Ended 12/31/21 Shares	Year Ended 12/31/21 Amount
Class l
Shares sold	128,852	$ 2,047,759	390,444	$ 7,032,766
Reinvestment of distributions	706,472	10,026,418	70,457	1,252,526
Less shares repurchased	(897,603)	(14,759,856)	(802,604)	(14,249,916)
Net decrease	(62,279)	$ (2,685,679)	(341,703)	$ (5,964,624)
Class ll
Shares sold	425,966	$ 7,753,470	393,381	$ 7,037,442
Reinvestment of distributions	264,207	3,821,892	23,629	426,200
Less shares repurchased	(685,759)	(12,020,469)	(863,747)	(15,506,878)
Net increase (decrease)	4,414	$ (445,107)	(446,737)	$ (8,043,236)
The accompanying notes are an integral part of these financial statements.
15

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 19.21	$ 15.51	$ 16.65	$ 23.41	$ 32.49
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.28	0.28	0.28	0.42	0.81
Net realized and unrealized gain (loss) on investments	(1.96)	3.68	(0.46)	4.45	(2.99)
Net increase (decrease) from investment operations	$ (1.68)	$ 3.96	$ (0.18)	$ 4.87	$ (2.18)
Distributions to shareowners:
Net investment income	(0.30)	(0.26)	(0.39)	(0.56)	(0.70)
Net realized gain	(2.10)	—	(0.57)	(11.07)	(6.20)
Total distributions	$ (2.40)	$ (0.26)	$ (0.96)	$ (11.63)	$ (6.90)
Net increase (decrease) in net asset value	$ (4.08)	$ 3.70	$ (1.14)	$ (6.76)	$ (9.08)
Net asset value, end of period	$ 15.13	$ 19.21	$ 15.51	$ 16.65	$ 23.41
Total return(b)	(7.76)%	25.70%	(0.04)%	25.56%	(8.59)%(c)
Ratio of net expenses to average net assets	0.78%	0.80%	0.80%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets	1.70%	1.59%	1.95%	2.18%	2.82%
Portfolio turnover rate	36%	28%	14%	21%	28%
Net assets, end of period (in thousands)	$67,651	$87,047	$75,613	$89,623	$82,212

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.63)%.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
16
The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 19.55	$ 15.79	$ 16.92	$ 23.62	$ 32.70
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.24	0.24	0.25	0.38	0.50
Net realized and unrealized gain (loss) on investments	(1.98)	3.74	(0.46)	4.49	(2.75)
Net increase (decrease) from investment operations	$ (1.74)	$ 3.98	$ (0.21)	$ 4.87	$ (2.25)
Distributions to shareowners:
Net investment income	(0.26)	(0.22)	(0.35)	(0.50)	(0.63)
Net realized gain	(2.10)	—	(0.57)	(11.07)	(6.20)
Total distributions	$ (2.36)	$ (0.22)	$ (0.92)	$ (11.57)	$ (6.83)
Net increase (decrease) in net asset value	$ (4.10)	$ 3.76	$ (1.13)	$ (6.70)	$ (9.08)
Net asset value, end of period	$ 15.45	$ 19.55	$ 15.79	$ 16.92	$ 23.62
Total return(b)	(7.94)%	25.33%	(0.26)%	25.23%	(8.77)%(c)
Ratio of net expenses to average net assets	1.03%	1.05%	1.05%	1.04%	0.98%
Ratio of net investment income (loss) to average net assets	1.45%	1.35%	1.70%	1.93%	1.61%
Portfolio turnover rate	36%	28%	14%	21%	28%
Net assets, end of period (in thousands)	$27,141	$34,258	$34,723	$38,908	$33,569

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.81)%.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
17

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Equity Income VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
Effective August 19, 2022, the Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
18

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2022, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from
19

Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At December 31, 2022, the Portfolio reclassified $2,466 to increase distributable earnings and $2,466 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, was as follows:
	2022	2021
Distributions paid from:
Ordinary income	$ 1,769,733	$1,678,726
Long-term capital gains	12,078,577	—
Total	$13,848,310	$1,678,726
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 182,524
Undistributed long-term capital gains	6,238,935
Net unrealized appreciation	25,025,955
Total	$31,447,414
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments, impair the Portfolio's ability to satisfy redemption requests, and negatively impact the Portfolio's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
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The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Portfolio's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non- U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent
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Notes to Financial Statements 12/31/22 (continued)
limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the year ended December 31, 2022, the effective management fee was equivalent to 0.65% of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended December 31, 2022, the Portfolio paid $8,160 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At December 31, 2022, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $221 and a payable for administrative expenses of $2,423, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Equity Income VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Equity Income VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
March 1, 2023
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Additional Information (unaudited)
For the year ended December 31, 2022, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.
The Portfolio designated $12,078,577 as long-term capital gains distributions during the year ended December 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2022 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2022, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
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Approval of Renewal of Investment Management Agreement (continued)
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Portfolio’s Class I shares was in the fifth quintile relative to its Strategic Insight peer group.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues
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and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Trustees, Officers and Service Providers
The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present); Director, Quadriserv, Inc.
(2005 – 2013); and Commissioner,
New Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (71)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (65) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
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Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Craig C. MacKay (59) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 1995. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
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Trustees, Officers and Service Providers (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Fred J. Ricciardi (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Interested Trustees
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
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Pioneer Equity Income VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Trust Officers
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (51) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (50) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
31

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
18648-17-0223

Pioneer Variable Contracts Trust
Pioneer Select Mid Cap Growth

VCT Portfolio
Class I Shares
Annual Report  |  December 31, 2022

Pioneer Variable Contracts Trust

Pioneer Select Mid Cap Growth VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 12/31/22
Sector Distribution
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1.	MSCI, Inc.	2.74%
2.	Synopsys, Inc.	2.74
3.	AutoZone, Inc.	2.27
4.	Agilent Technologies, Inc.	2.26
5.	Amphenol Corp.	2.22

*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/22
Prices and Distributions
Net Asset Value per Share	12/31/22	12/31/21
Class l	$18.54	$34.90

Distributions per Share (1/1/22 - 12/31/22)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$—	$0.2502	$4.9043

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2022)
	Class l	Russell Midcap Growth Index
10 Years	10.68%	11.41%
5 Years	5.23%	7.64%
1 Year	-31.06%	-26.72%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio
Based on actual returns from July 1, 2022 through December 31, 2022.
Share Class	l
Beginning Account Value on 7/1/22	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,027.70
Expenses Paid During Period*	$ 4.45

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.87% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2022 through December 31, 2022.
Share Class	l
Beginning Account Value on 7/1/22	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,020.82
Expenses Paid During Period*	$ 4.43

*	Expenses are equal to the Portfolio’s annualized expense ratio of 0.87% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
3

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the 12-month period ended December 31, 2022. Mr. Winston, a senior vice president at Amundi Asset Management US, Inc. (Amundi US) and lead portfolio manager of the Portfolio, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a senior vice president and a portfolio manager at Amundi US, and David Sobell, a senior vice president and portfolio manager at Amundi US.
Q:	How did the Portfolio perform during the 12-month period ended December 31, 2022?
A:	Pioneer Select Mid Cap Growth VCT Portfolio’s Class I shares returned -31.06% at net asset value during the 12-month period ended December 31, 2022, while the Portfolio’s benchmark, the Russell Midcap Growth Index (the Russell Index), returned -26.72%.
Q:	How would you describe the investment environment in the equity market during the 12-month period ended December 31, 2022?
A:	The 12-month period ended December 31, 2022 featured heavy equity-market volatility, persistently high inflation readouts, and rising interest rates, all of which combined to lead to a broad retreat in the performance of domestic equities.
In response to high levels of inflation not seen in roughly 40 years, the US Federal Reserve (Fed) began raising the target range for the federal funds rate in March 2022, and also ended its pandemic-era quantitative easing (bond purchase) program. The Fed increased the federal funds rate’s target range seven times between March and December 2022, including four consecutive increases of 75 basis points (bps) each from June to November 2022, an unprecedented occurrence (a basis point is equal to 1/100th of a percentage point).
The decline in the domestic equity market was particularly concentrated within growth stocks, which dramatically underperformed value stocks for the 12-month period. The broad US equity market, as measured by the Standard & Poor’s 500 Index (the S&P 500), registered a total return of -18.11% over the 12-month period, a significant drop-off from the 28.71% return the S&P 500 generated over the 12-month period ended December 31, 2021.
Market participants preferred value stocks over growth stocks during the past year, as shares of growth-oriented companies – which can be susceptible to rising interest rates, given that higher rates have tended to erode the value of those companies’ earnings over the longer term – were shunned by investors in response to the Fed’s attempts to combat inflation by increasing the federal funds target range.
During the 12-month period, the yield on the 10-year US Treasury bond rose from 1.51% (as of December 31, 2021) to 3.88% (as of December 31, 2022). That development presented a significant headwind to the performance of growth stocks, and particularly shares of those growth-oriented companies with high valuations based largely on future earnings.

4

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Mid-cap growth stocks, as measured by the Portfolio’s benchmark, the Russell Midcap Growth Index (the Russell Index), underperformed the S&P 500, returning -26.72% for the 12-month period. Meanwhile, mid-cap value stocks, as measured by the Russell Midcap Value Index, were also in negative territory for the 12-month period, returning -12.03%, but significantly outperformed mid-cap growth stocks.
Within the Portfolio’s benchmark, the Russell Index, the top-performing sectors over the 12-month period were energy, utilities, and consumer staples. Conversely, the communications services, information technology, consumer discretionary, real estate, and health care sectors were the Russell Index’s laggards over the 12-month period.
Q:	Which of your investment decisions had the greatest effects on the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2022?
A:	The Portfolio underperformed the Russell Index over the 12-month period, with unfavorable stock selection results the biggest drag on benchmark-relative returns. The worst relative performance for the Portfolio over the period came from stock picks in the industrials, information technology, and financials sectors. Positive stock selection results in the consumer discretionary sector and consumer staples sector were not enough to offset the relative underperformance of stock selections in those other sectors. Sector allocation results were basically a neutral factor in the Portfolio’s relative returns for the 12-month period.
With regard to individual securities, detractors from the Portfolio’s benchmark-relative returns for the 12-month period included positions in Generac Holdings, Clarivate, and Twilio.
Generac is a leader in the home standby (HSB) generator industry, and the company has been expanding operations into the broader clean energy space via acquisitions, representing a large and growing addressable market. However, the share price declined during the 12-month period, giving back most of the gains Generac’s stock had experienced over the previous 12 months. Order growth for HSB generators decelerated during the period, and investors became increasingly concerned that market-penetration growth for the generators may have been pulled forward during the pandemic – driven by the work-from-home environment and a strong housing market – and that a slowing housing market and recessionary fears could hamper 2023 growth. We substantially trimmed the Portfolio’s position in Generac over the latter part of the 12-month period, but still held the stock as of period-end. We continue to see a potentially positive risk/reward scenario for Generac over the longer term, as we believe there is a long runway for growth in HSB generators, as consumers’ perception of HSB power has continued to fundamentally shift from viewing it as a nonessential convenience to a security asset, given the persistence of grid-reliance issues.
Clarivate provides mission-critical information services for the research, life sciences, and intellectual property end-markets. The shares underperformed during the 12-month period as investors debated the achievable organic growth rate for the company in an economy currently projected to experience a slowdown in 2023. We have retained the Portfolio’s position in Clarivate, and continue to favor the stock as a core portfolio holding, given the company’s dominance in its niche information services markets and what
5

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22 (continued)
we see as its favorable business model featuring strong levels of recurring subscription revenues and high retention rates. Twilio is a cloud-based communication-platform-as-a-service (or “CpasS”) which offers application programming interfaces, or APIs, and prebuilt solution applications aimed at improving customer engagement. Through its APIs, Twilio’s platform allows developers to integrate messaging, voice, and video functionality into business applications. The company’s shares underperformed during the 12-month period due to: 1) investors’ concerns about organic growth sustainability in the post-COVID-19 era; 2) margin pressures from Twilio’s investments in international growth and new-product development; and 3) the market’s general avoidance of shares of unprofitable companies. We exited the Portfolio’s Twilio position during the period, after we had determined that our investment thesis for the company to improve its profitability by selling higher-margin software products for consumer engagement was unlikely to happen within the previously forecasted time frame.
On the positive side, the Portfolio’s positions in Occidental Petroleum, AutoZone, and Molina Healthcare benefited relative returns during the 12-month period.
Occidental Petroleum is one of the world’s largest independent oil-and-gas companies, and also has a chemicals segment, OxyChem. The shares outperformed during the 12-month period as the company reported four consecutive quarters of record free cash flows, while OxyChem achieved a 30-year high for earnings. The strong free cash flows have been driving rapid balance-sheet improvement for the company, and has supported the commencement of share repurchases. Longer term, we believe the company's differentiated low-carbon strategy could be a source of upside potential. We continue to believe that Occidental’s high-quality assets and integrated business model may ultimately support a return to the company's historical premium valuation versus its large-cap exploration-and-production peers. AutoZone is a leading retailer of automotive replacement parts and accessories. The company’s shares outperformed over the period as AutoZone delivered solid financial results, and as investors anticipated that the company could continue to benefit from an environment where consumers choose to repair their existing automobiles in lieu of buying new, higher-priced vehicles. Molina Healthcare is a US health insurer primarily serving lower-income Americans enrolled in government programs, including Medicaid, the ACA (Affordable Care Act) marketplace, and Medicare Advantage. Molina’s share price rose during the period as the company delivered solid financial results that came in above most analysts’ expectations. The company has benefited from higher margins and geographical expansion as it has continued to build its position in the market for higher acuity-care management. We continue to believe Molina could see further upside in earnings estimates, based on our assessment of the sustainability of the company’s margins on exchanges, additional cost-savings upside, and the potential for greater membership growth across the Medicaid, Medicare, and ACA marketplace segments.
6

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
Q:	Did the Portfolio have any exposure to derivative securities during the 12-month period ended December 31, 2022?
A:	No, the Portfolio had no exposure to derivatives during the period.
Q:	What is your outlook entering the Portfolio’s new fiscal year?
A:	We believe economic weakness and persistent, elevated inflation levels are likely to continue to have uneven effects on the economy, thus presenting both challenges and potential opportunities. The good news, in our view, is that the Fed may be close to pausing its interest-rate increases early in 2023, which could remove a headwind to a potential recovery in equity prices, and particularly within growth stocks. The bad news is that in order for that pause to happen, we may need to see a combination of more economic weakness, an increase in the unemployment rate, continued market volatility, and a decrease in inflation. We believe all of those factors are likely to cause or coincide with a decline in corporate earnings estimates for 2023.
We think the economy is likely to enter a mild recession in 2023, with the labor market contracting and the unemployment rate rising. Upside or downside to equity markets will largely depend, in our view, on the depth and length of the recession and the nature of the Fed’s response. We believe a key uncertainty remains the extent of the economic slowdown. The severity of a potential economic downturn could hinge upon how fast inflation comes down, and the extent of further Fed rate increases aimed at keeping inflation levels on their downward path towards the Fed’s eventual 2% target/objective.
A sizeable valuation reset in growth stocks over the past year has, in our opinion, substantially improved the risk/reward trade-off for the growth segment of the equity market going forward. Given current concerns about slowing economic growth, we believe investors may come to favor owning stocks of well-positioned, secular-growth companies with reasonable valuations that are not highly dependent on positive macroeconomic conditions in order to flourish; that have demonstrated a knack for innovation; and that have exhibited resilient business models and sustainable growth characteristics. Those characteristics typify the types of equities that we seek to hold in the Portfolio.
Please refer to the Schedule of Investments on pages 8 to 13 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

7

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22
Shares		Value
UNAFFILIATED ISSUERS — 99.8%
Common Stocks — 99.7% of Net Assets
Aerospace & Defense — 1.7%
3,728(a)	Axon Enterprise, Inc.	$ 618,587
4,969	Curtiss-Wright Corp.	829,773
	Total Aerospace & Defense	$ 1,448,360
Banks — 0.3%
7,962(a)	Bancorp, Inc.	$ 225,962
	Total Banks	$ 225,962
Beverages — 0.8%
6,304(a)	Celsius Holdings, Inc.	$ 655,868
	Total Beverages	$ 655,868
Biotechnology — 3.3%
6,589(a)	Alnylam Pharmaceuticals, Inc.	$ 1,565,876
17,620(a)	Natera, Inc.	707,795
19,984(a)	Replimune Group, Inc.	543,565
	Total Biotechnology	$ 2,817,236
Building Products — 0.5%
4,816	Fortune Brands Innovations, Inc.	$ 275,042
4,363(a)	Trex Co., Inc.	184,686
	Total Building Products	$ 459,728
Capital Markets — 4.0%
5,056	MSCI, Inc.	$ 2,351,900
8,005	State Street Corp.	620,948
7,182	Tradeweb Markets, Inc., Class A	466,327
	Total Capital Markets	$ 3,439,175
Chemicals — 2.1%
7,618	CF Industries Holdings, Inc.	$ 649,054
4,917	Scotts Miracle-Gro Co.	238,917
2,401	Sherwin-Williams Co.	569,829
4,197	Sociedad Quimica y Minera de Chile S.A. (A.D.R.)	335,088
	Total Chemicals	$ 1,792,888
Communications Equipment — 2.0%
5,735(a)	Arista Networks, Inc.	$ 695,942
3,981	Motorola Solutions, Inc.	1,025,944
	Total Communications Equipment	$ 1,721,886
Construction & Engineering — 1.6%
4,157	Valmont Industries, Inc.	$ 1,374,595
	Total Construction & Engineering	$ 1,374,595
Construction Materials — 0.7%
1,718	Martin Marietta Materials, Inc.	$ 580,632
	Total Construction Materials	$ 580,632
Containers & Packaging — 0.5%
72,628(a)	Ranpak Holdings Corp.	$ 419,064
	Total Containers & Packaging	$ 419,064
8
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Diversified Consumer Services — 0.7%
8,821	Service Corp. International	$ 609,884
	Total Diversified Consumer Services	$ 609,884
	Electrical Equipment — 2.0%
5,169(a)	Generac Holdings, Inc.	$ 520,311
2,007	Rockwell Automation, Inc.	516,943
30,381(a)	Sunrun, Inc.	729,752
	Total Electrical Equipment	$ 1,767,006
	Electronic Equipment, Instruments & Components — 5.3%
25,048	Amphenol Corp., Class A	$ 1,907,155
5,226	CDW Corp.	933,259
59,135(a)	Flex, Ltd.	1,269,037
13,490	National Instruments Corp.	497,781
	Total Electronic Equipment, Instruments & Components	$ 4,607,232
	Energy Equipment & Services — 0.4%
7,048	Cactus, Inc., Class A	$ 354,232
	Total Energy Equipment & Services	$ 354,232
	Entertainment — 1.2%
3,475(a)	Live Nation Entertainment, Inc.	$ 242,347
6,551(a)	Spotify Technology S.A.	517,201
26,520(a)	Warner Bros Discovery, Inc.	251,410
	Total Entertainment	$ 1,010,958
	Equity Real Estate Investment Trusts (REITs) — 1.2%
17,392	Equity Commonwealth	$ 434,278
8,315	Iron Mountain, Inc.	414,503
647	SBA Communications Corp.	181,361
	Total Equity Real Estate Investment Trusts (REITs)	$ 1,030,142
	Food & Staples Retailing — 0.6%
8,434(a)	BJ's Wholesale Club Holdings, Inc.	$ 557,993
	Total Food & Staples Retailing	$ 557,993
	Food Products — 1.0%
3,790	Hershey Co.	$ 877,650
	Total Food Products	$ 877,650
	Health Care Equipment & Supplies — 6.5%
11,206(a)	Dexcom, Inc.	$ 1,268,967
5,058(a)	Insulet Corp.	1,489,025
4,262(a)	Penumbra, Inc.	948,124
6,300	ResMed, Inc.	1,311,219
2,793(a)	Shockwave Medical, Inc.	574,269
	Total Health Care Equipment & Supplies	$ 5,591,604
	Health Care Providers & Services — 3.0%
2,791	AmerisourceBergen Corp.	$ 462,497
4,775(a)	Molina Healthcare, Inc.	1,576,801
18,761(a)	Option Care Health, Inc.	564,518
	Total Health Care Providers & Services	$ 2,603,816
The accompanying notes are an integral part of these financial statements.
9

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Shares		Value
	Health Care Technology — 1.0%
5,628(a)	Veeva Systems, Inc., Class A	$ 908,247
	Total Health Care Technology	$ 908,247
	Hotels, Restaurants & Leisure — 5.4%
10,121(a)	Brinker International, Inc.	$ 322,961
1,057(a)	Chipotle Mexican Grill, Inc.	1,466,577
10,990(a)	Las Vegas Sands Corp.	528,289
6,616	Papa John's International, Inc.	544,563
9,569(a)	Planet Fitness, Inc., Class A	754,037
30,270	Wendy's Co.	685,010
5,027	Wyndham Hotels & Resorts, Inc.	358,476
	Total Hotels, Restaurants & Leisure	$ 4,659,913
	Household Durables — 0.5%
2,730(a)	TopBuild Corp.	$ 427,218
	Total Household Durables	$ 427,218
	Independent Power and Renewable Electricity Producers — 0.2%
8,170(a)	Sunnova Energy International, Inc.	$ 147,142
	Total Independent Power and Renewable Electricity Producers	$ 147,142
	Insurance — 1.9%
2,263	Arthur J Gallagher & Co.	$ 426,666
1,664	Everest Re Group, Ltd.	551,233
3,814	RenaissanceRe Holdings, Ltd.	702,653
	Total Insurance	$ 1,680,552
	Interactive Media & Services — 0.3%
5,585(a)	Match Group, Inc.	$ 231,722
	Total Interactive Media & Services	$ 231,722
	IT Services — 4.9%
4,247(a)	Akamai Technologies, Inc.	$ 358,022
19,386(a)	Cloudflare, Inc., Class A	876,441
1,637(a)	EPAM Systems, Inc.	536,510
26,927	Genpact, Ltd.	1,247,259
2,251(a)	MongoDB, Inc.	443,087
14,523	SS&C Technologies Holdings, Inc.	756,067
	Total IT Services	$ 4,217,386
	Life Sciences Tools & Services — 5.3%
12,973	Agilent Technologies, Inc.	$ 1,941,410
11,547	Bruker Corp.	789,237
2,588(a)	Charles River Laboratories International Inc	563,925
3,472(a)	IQVIA Holdings, Inc.	711,378
367(a)	Pacific Biosciences of California, Inc.	3,002
3,188(a)	Repligen Corp.	539,760
	Total Life Sciences Tools & Services	$ 4,548,712
	Machinery — 0.6%
1,667(a)	Middleby Corp.	$ 223,211
3,541	Stanley Black & Decker, Inc.	266,000
	Total Machinery	$ 489,211
10
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
	Marine — 0.8%
6,366(a)	Kirby Corp.	$ 409,652
13,964	Star Bulk Carriers Corp.	268,528
	Total Marine	$ 678,180
	Media — 1.4%
3,226	Nexstar Media Group, Inc., Class A	$ 564,647
14,127(a)	Trade Desk, Inc., Class A	633,313
	Total Media	$ 1,197,960
	Metals & Mining — 0.5%
11,844	Teck Resources, Ltd., Class B	$ 447,940
	Total Metals & Mining	$ 447,940
	Multiline Retail — 0.7%
2,660	Dollar General Corp.	$ 655,025
	Total Multiline Retail	$ 655,025
	Oil, Gas & Consumable Fuels — 4.5%
61,684	Comstock Resources, Inc.	$ 845,688
7,220	EQT Corp.	244,253
14,429	Murphy Oil Corp.	620,591
13,995	Occidental Petroleum Corp.	881,545
14,925	Ovintiv, Inc.	756,847
27,413(a)	Talos Energy, Inc.	517,557
	Total Oil, Gas & Consumable Fuels	$ 3,866,481
	Professional Services — 5.0%
155,195(a)	Clarivate Plc	$ 1,294,326
2,937	Equifax, Inc.	570,836
10,373	Thomson Reuters Corp.	1,183,248
7,162	Verisk Analytics, Inc.	1,263,520
	Total Professional Services	$ 4,311,930
	Road & Rail — 0.8%
6,731	TFI International, Inc.	$ 674,715
	Total Road & Rail	$ 674,715
	Semiconductors & Semiconductor Equipment — 4.9%
13,047(a)	Advanced Micro Devices, Inc.	$ 845,054
3,957(a)	Enphase Energy, Inc.	1,048,447
1,726(a)	First Solar, Inc.	258,537
9,595	Marvell Technology, Inc.	355,399
14,709	Micron Technology, Inc.	735,156
3,230	MKS Instruments, Inc.	273,678
1,632(a)	SiTime Corp.	165,844
1,834(a)	SolarEdge Technologies, Inc.	519,517
	Total Semiconductors & Semiconductor Equipment	$ 4,201,632
	Software — 11.6%
2,103(a)	Atlassian Corp., Class A	$ 270,614
3,510(a)	Bill.com Holdings, Inc.	382,450
6,534(a)	Crowdstrike Holdings, Inc., Class A	687,965
10,472(a)	Datadog, Inc., Class A	769,692
20,342(a)	Fortinet, Inc.	994,520
20,047	Gen Digital, Inc.	429,607
The accompanying notes are an integral part of these financial statements.
11

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Shares		Value
	Software — (continued)
2,667(a)	Gitlab, Inc., Class A	$ 121,189
1,790(a)	HubSpot, Inc.	517,543
9,691(a)	Palo Alto Networks, Inc.	1,352,282
3,782(a)	Paycom Software, Inc.	1,173,592
8,051(a)	Smartsheet, Inc., Class A	316,887
6,845(a)	Splunk, Inc.	589,286
7,362(a)	Synopsys, Inc.	2,350,613
	Total Software	$ 9,956,240
	Specialty Retail — 6.0%
791(a)	AutoZone, Inc.	$ 1,950,748
7,803(a)	Floor & Decor Holdings, Inc., Class A	543,323
5,780	Ross Stores, Inc.	670,885
4,307	Tractor Supply Co.	968,946
1,664(a)	Ulta Beauty, Inc.	780,532
6,515(a)	Victoria's Secret & Co.	233,107
	Total Specialty Retail	$ 5,147,541
	Technology Hardware, Storage & Peripherals — 0.5%
14,914(a)	Pure Storage, Inc., Class A	$ 399,099
	Total Technology Hardware, Storage & Peripherals	$ 399,099
	Textiles, Apparel & Luxury Goods — 1.9%
4,275(a)	Lululemon Athletica, Inc.	$ 1,369,625
5,691(a)	Skechers USA, Inc., Class A	238,737
	Total Textiles, Apparel & Luxury Goods	$ 1,608,362
	Trading Companies & Distributors — 1.6%
2,529	WW Grainger, Inc.	$ 1,406,756
	Total Trading Companies & Distributors	$ 1,406,756
	Total Common Stocks (Cost $71,178,638)	$85,807,875

	SHORT TERM INVESTMENTS — 0.1% of Net Assets
	Open-End Fund — 0.1%
86,576(b)	Dreyfus Government Cash Management, Institutional Shares, 4.19%	$ 86,576
		$ 86,576
	TOTAL SHORT TERM INVESTMENTS (Cost $86,576)	$ 86,576
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.8% (Cost $71,265,214)	$85,894,451
	OTHER ASSETS AND LIABILITIES — 0.2%	$ 213,758
	net assets — 100.0%	$86,108,209

(A.D.R.)	American Depositary Receipts.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2022.
Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2022, aggregated $86,038,885 and $98,577,774, respectively.
12
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

At December 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $73,843,571 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$19,714,602
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,663,722)
Net unrealized appreciation	$12,050,880
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2022, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$85,807,875	$ —	$ —	$85,807,875
Open-End Fund	86,576	—	—	86,576
Total Investments in Securities	$85,894,451	$—	$—	$85,894,451
During the year ended December 31, 2022, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
13

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 12/31/22
ASSETS:
Investments in unaffiliated issuers, at value (cost $71,265,214)	$85,894,451
Cash	956
Receivables —
Investment securities sold	1,443,079
Portfolio shares sold	23,848
Dividends	34,386
Interest	532
Other assets	20,906
Total assets	$87,418,158
LIABILITIES:
Payables —
Investment securities purchased	$1,228,174
Portfolio shares repurchased	6,111
Trustees' fees	48
Professional fees	58,341
Management fees	6,966
Administrative expenses	1,610
Accrued expenses	8,699
Total liabilities	$ 1,309,949
NET ASSETS:
Paid-in capital	$76,826,534
Distributable earnings	9,281,675
Net assets	$86,108,209
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $86,108,209/4,644,697 shares)	$ 18.54
14
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations
FOR THE YEAR ENDED 12/31/22
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $16,743)	$ 628,471
Interest from unaffiliated issuers	517
Total Investment Income		$ 628,988
EXPENSES:
Management fees	$ 748,723
Administrative expenses	31,295
Custodian fees	2,525
Professional fees	80,527
Printing expense	7,068
Officers' and Trustees' fees	8,482
Insurance expense	1,001
Miscellaneous	3,820
Total expenses		$ 883,441
Net investment loss		$ (254,453)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(4,516,681)
Other assets and liabilities denominated in foreign currencies	(73)	$ (4,516,754)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (37,817,695)
Net realized and unrealized gain (loss) on investments		$(42,334,449)
Net decrease in net assets resulting from operations		$(42,588,902)
The accompanying notes are an integral part of these financial statements.
15

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Year Ended 12/31/22	Year Ended 12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ (254,453)	$ (946,893)
Net realized gain (loss) on investments	(4,516,754)	20,541,175
Change in net unrealized appreciation (depreciation) on investments	(37,817,695)	(7,587,355)
Net increase (decrease) in net assets resulting from operations	$ (42,588,902)	$ 12,006,927
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($5.15 and $5.56 per share, respectively)	$ (19,540,646)	$ (20,921,742)
Total distributions to shareowners	$ (19,540,646)	$ (20,921,742)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 2,176,378	$ 3,992,164
Reinvestment of distributions	19,540,646	20,921,742
Cost of shares repurchased	(14,372,073)	(28,526,223)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ 7,344,951	$ (3,612,317)
Net decrease in net assets	$ (54,784,597)	$ (12,527,132)
NET ASSETS:
Beginning of year	$140,892,806	$153,419,938
End of year	$ 86,108,209	$ 140,892,806
	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount	Year Ended 12/31/21 Shares	Year Ended 12/31/21 Amount
Class l
Shares sold	94,726	$ 2,176,378	107,390	$ 3,992,164
Reinvestment of distributions	1,128,865	19,540,646	608,898	20,921,742
Less shares repurchased	(616,153)	(14,372,073)	(768,368)	(28,526,223)
Net increase (decrease)	607,438	$ 7,344,951	(52,080)	$ (3,612,317)
16
The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 34.90	$ 37.52	$ 29.12	$ 24.82	$ 30.23
Increase (decrease) from investment operations:
Net investment income (loss)(a)	(0.06)	(0.23)	(0.15)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	(11.15)	3.17	10.76	8.13	(1.22)
Net increase (decrease) from investment operations	$ (11.21)	$ 2.94	$ 10.61	$ 8.04	$ (1.32)
Distributions to shareowners:
Net realized gain	(5.15)	(5.56)	(2.21)	(3.74)	(4.09)
Total distributions	$ (5.15)	$ (5.56)	$ (2.21)	$ (3.74)	$ (4.09)
Net increase (decrease) in net asset value	$ (16.36)	$ (2.62)	$ 8.40	$ 4.30	$ (5.41)
Net asset value, end of period	$ 18.54	$ 34.90	$ 37.52	$ 29.12	$ 24.82
Total return(b)	(31.06)%	8.07%	39.17%	33.08%	(6.48)%
Ratio of net expenses to average net assets	0.87%	0.89%	0.89%	0.88%	0.90%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.62)%	(0.49)%	(0.30)%	(0.33)%
Portfolio turnover rate	84%	41%	82%	58%	83%
Net assets, end of period (in thousands)	$86,108	$140,893	$153,420	$125,592	$105,450

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
17

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.
The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
Effective August 19, 2022, the Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation
18

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2022, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
19

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
At December 31, 2022, the Portfolio reclassified $255,089 to increase distributable earnings and $255,089 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At December 31, 2022, the Portfolio was permitted to carry forward indefinitely $2,769,205 of short-term losses and $0 of long-term losses.
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, was as follows:
	2022	2021
Distributions paid from:
Ordinary income	$ 948,505	$ 1,333,501
Long-term capital gains	18,592,141	19,588,241
Total	$ 19,540,646	$ 20,921,742
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (2,769,205)
Net unrealized appreciation	12,050,880
Total	$ 9,281,675
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares
The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments, impair the Portfolio's ability to satisfy redemption requests, and negatively impact the Portfolio's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Portfolio's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
20

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.74% of the Portfolio’s average daily net assets. For the year ended December 31, 2022, the effective management fee was equivalent to 0.74% of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended December 31, 2022, the Portfolio paid $8,482 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At December 31, 2022, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $48 and a payable for administrative expenses of $1,610, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Select Mid Cap Growth VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Select Mid Cap Growth VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
March 1, 2023
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Additional Information (unaudited)
For the year ended December 31, 2022, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.
The Portfolio designated $18,592,141 as long-term capital gains distributions during the year ended December 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 32.78%.
24

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Select Mid Cap Growth VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2022 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2022, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services.
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio.
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
25

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Approval of Renewal of Investment Management Agreement (continued)
Management Fee and Expenses.
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability.
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale.
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
Other Benefits.
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also
26

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.
Conclusion.
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers
The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present); Director, Quadriserv, Inc.
(2005 – 2013); and Commissioner,
New Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (71)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (65) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Craig C. MacKay (59) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 1995. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
29

Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Fred J. Ricciardi (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Interested Trustees
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
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Pioneer Select Mid Cap Growth VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Trust Officers
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (51) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (50) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
31

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
18655-17-0223

Pioneer Variable Contracts Trust
Pioneer High Yield

VCT Portfolio
Class I and II Shares
Annual Report  |  December 31, 2022
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer High Yield VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 12/31/22
Portfolio Diversification
(As a percentage of total investments)*
+Amount rounds to less than 0.1%.
5 Largest Holdings
(As a percentage of total investments)*
1.	Pioneer ILS Interval Fund(l)	2.03%
2.	Sotheby's, 7.375%, 10/15/27 (144A)	1.79
3.	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 6/1/33 (144A)	1.62
4.	Ford Motor Credit Co. LLC, 4.000%, 11/13/30	1.61
5.	Scotts Miracle-Gro Co., 4.000%, 4/1/31	1.45
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(l)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.

Performance Update 12/31/22
Prices and Distributions
Net Asset Value per Share	12/31/22	12/31/21
Class l	$7.86	$9.34
Class ll	$7.75	$9.21

Distributions per Share (1/1/22 - 12/31/22)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Tax Return of Capital
Class l	$0.4153	$—	$—	$0.0098
Class ll	$0.3886	$—	$—	$0.0098

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. High Yield Index and the ICE BofA All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA U.S. All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2022)
	Class l	Class ll	ICE BofA U.S. High ICE Yield Index	ICE BofA U.S. All-Convertibles Speculative Quality Index
10 Years	3.44%	3.09%	3.94%	13.60%
5 Years	1.20%	0.84%	2.12%	17.81%
1 Year	-11.43%	-11.66%	-11.22%	-23.23%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio
Based on actual returns from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,020.40	$1,019.10
Expenses Paid During Period*	$ 4.58	$ 5.85

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.90% and 1.15% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,020.67	$1,019.41
Expenses Paid During Period*	$ 4.58	$ 5.85

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.90% and 1.15% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
3

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer High Yield VCT Portfolio during the 12-month period ended December 31, 2022. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.
Q:	How did the Portfolio perform during the 12-month period ended December 31, 2022?
A:	Pioneer High Yield VCT Portfolio’s Class I shares returned -11.43% at net asset value during the 12-month period ended December 31, 2022, and Class II shares returned -11.66%. During the same period, the Portfolio’s benchmarks, the ICE Bank of America (ICE BofA) US High Yield Index (the US High Yield Index) and the ICE BofA All-Convertibles Speculative Quality Index, returned -11.22% and -23.23%, respectively.
Q:	Could you describe the market environment for investing high-yield bonds during the 12-month period ending December 31, 2022?
A:	The first quarter of 2022 saw increased geopolitical tensions, rising levels of inflation, and the prospect of higher interest rates due to changing monetary policies of several central banks dominate market sentiment. Those factors combined to drive losses across most asset classes. Russia’s invasion of Ukraine in late-February 2022, together with US and European sanctions on Russia led to a spike in energy, metals, and food prices, adding downside risk to real economic growth and adding upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infections exacerbated already troublesome supply-chain disruptions and raised concerns about further risks to global economic growth.
At its mid-March 2022 meeting, the US Federal Reserve (Fed) acted to try to stem inflation by raising the target range for its benchmark overnight lending rate by a quarter-point, to 0.25%‒0.50%, and indicating that further increases in the federal funds rate target range would follow rapidly. The Fed also formally ended its pandemic-era quantitative easing program and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities. US consumer price inflation rose above 8% in March 2022, and would peak at 9.1% in June. The Fed implemented a series of sharp increases to the federal funds target range of between 50 and 75 basis points (bps) between May and December 2022, bringing the target to a range of 4.25%‒4.50%, its highest level since the fall of 2007. (A basis point is equal to 1/100th of a percentage point.)
Against that backdrop, the US Treasury yield curve moved higher, with yield increases rising most significantly for issues with shorter maturities as the market priced in the Fed’s series of interest-rate increases. For the full 12-month period ended December 31, 2022, the two-year Treasury yield finished 368 bps higher, increasing from 0.73% in December 2021 to 4.41%, while the 10-year Treasury yield rose by a more modest 236 bps, from 1.52% to 3.88%, and the 30-year Treasury yield rose by 207 bps, from 1.90% to 3.97%. As a result, the Treasury yield curve ended 2022 significantly inverted (meaning

4

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

that short-term yields were higher than long-term yields), a development historically viewed as a predictor of recession.
Rising Treasury yields and widening credit spreads weighed on fixed-income market returns for the 12-month period. Below-investment-grade, high-yield corporate bonds returned -11.22% for the period, as measured by the ICE BofA US High Yield Index. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q:	Can you review your principal strategies in managing the Portfolio during the 12-month period ended December 31, 2022, and the degree to which they contributed to or detracted from benchmark-relative returns?
A:	On a sector basis, allocation results were strongly positive and benefited the Portfolio’s relative returns, with off-benchmark exposures to cash, insurance-linked securities (ILS), convertible securities, and term loans all contributing. With regard to ILS – which are issued by insurers seeking to pass on some of the risk of making elevated payouts on natural disaster claims to the financial markets – the Portfolio’s positions in the asset class aided relative performance for the period. We believe exposure to ILS issues may provide the Portfolio with an added element of diversification* in addition to incremental income.
Portfolio positioning within the energy, capital goods, and health care sectors also proved additive for benchmark-relative performance. Conversely, sector exposures that weighed on the Portfolio’s relative results for the 12-month period included media, transportation, and technology & electronics. With regard to credit quality, the Portfolio’s allocations in favor of the lower-quality “B” and “CCC” ratings tiers relative to higher-quality “BBs” detracted from relative returns, although good security selection within the ratings tiers compensated for the allocation shortfalls.
With respect to individual positions, positive contributions to the Portfolio’s relative performance for the 12-month period were led by an underweight exposure versus the benchmark to Bausch Health, a manufacturer of eye and gastrointestinal care products. With respect to Bausch, the Portfolio’s underweight to the issuer benefited relative returns as the bond sold off during the period. Another positive contributor to the Portfolio’s relative results was lack of exposure to Carvana, the online auto dealer. The company struggled during the period as used car prices fell later in the calendar year, thus making the Portfolio’s lack of exposure to the issuer a strong positive contributor to relative results. Finally, an overweight position in Surgery Centers benefited the Portfolio’s relative returns.
Detractors from the Portfolio’s relative returns at the individual security level during the period included holdings of US Renal, a dialysis provider, LogMeIn, an internet services provider, and Grupo Aeromexico, the Mexican airline.
The Portfolio’s allocations to index-based credit-default-swap contracts (CDX) also detracted from relative performance. We generally utilize CDX to help manage the overall market exposure of the Portfolio. We sought protection for the Portfolio by using CDX as high-yield spreads began
*	Diversification does not assure a profit nor protect against loss.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22 (continued)
narrowing to near pre-COVID-19 levels. The exposure worked well and helped the Portfolio’s performance early in the period as spreads widened and bond prices declined, but those gains were offset by poor performance in the fourth quarter of 2022 as investors speculated that the Fed was poised to pivot to a more “dovish” (less aggressive) stance on monetary policy, leading to a rally in riskier assets (the ICE BofA US High Yield Index returned nearly 4% for the fourth quarter).
Q:	Can you discuss the factors that affected the Portfolio’s income-generation (or yield), either positively or negatively, during the period?
A:	During the 12-month period, more defensive Portfolio positioning offset rising yields. As a result, the Portfolio’s monthly distribution** rate declined slightly over the first three months of the period, before stabilizing and remaining relatively flat over the final nine months, while having a negative effect on total return due to a general decline in bond prices. In addition, having positions in convertible securities and bank loans can result in a lower yield compared to a portfolio composed entirely of high-yield bonds. However, we view those allocations as beneficial to the Portfolio’s total-return profile.
Q:	Did the Portfolio have any exposure to derivatives during the 12-month period ended December 31, 2022? If so, did the derivatives have a material effect on the Portfolio’s performance?
A:	As noted earlier we utilized CDX contracts in order to maintain the desired level of Portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and help meet any unanticipated redemptions. During the 12-month period, we used short-risk CDX positions in an effort to reduce market risk relative to benchmark generated holdings of certain securities. (Short-risk positions typically represent the investor’s belief that the prices of certain securities are likely to decrease in the near future.) The CDX positions had a modest, negative effect on relative returns during the 12-month period. The Portfolio also had exposure to Treasury Index futures contracts during the period, which had a negligible effect on relative performance.
Q:	What is your assessment of the current climate for high-yield investing?
A:	The US macroeconomic situation remains highly unusual, in our view, due to the lingering effects of COVID-19-related changes in consumption, production, and supply chains. As consumption has continued to shift away from goods to services and as supply chains have continued to normalize, manufacturing has slowed overall. Supply-chain disruptions have decreased significantly, but backlogs remain for many products. At the same time, the domestic job market has remained overheated, with job openings far in excess of available workers. Inflation has remained well above the Fed’s longer-run goal of 2%, and wage growth has been above levels consistent with that inflation target. The Fed has continued to focus on cooling the labor market to bring wage inflation down, and likely hopes that it can do so without tipping the economy into recession. However, we believe the path to such a “soft landing” for the economy remains extremely narrow.
**	Distributions are not guaranteed.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
The Portfolio may use derivatives, such as options, futures, inverse-floating-rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.
The Portfolio may invest in common stocks or other equity investments, whose market price can fluctuate.
We believe clarity on when the Fed will eventually pause its rate-hiking cycle could boost investor demand for US fixed-income assets in general, and provide a tailwind for fixed-income market returns, based on both spread tightening and declining interest rates over the near term. With that said, we still see elevated risk for a possible Fed policy mistake later this year, which could lead to a recession, and so we believe that a strong focus on credit selection remains critical.
On balance, we believe a steep recession with elevated high-yield default rates is unlikely, and have been seeking to maintain the Portfolio’s risk profile as close to neutral versus the benchmark, while being prepared to decrease or increase risk as credit spreads narrow or widen. We believe high-yield spreads are currently priced in anticipation of a mild recession. With that said, although our analysts have been uncovering some signs of economic slowing, they also report most issuers appear to be in relatively good condition.
Please refer to the Schedule of Investments on pages 8 to 18 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22
Principal Amount USD ($)		Value
UNAFFILIATED ISSUERS — 96.1%
Senior Secured Floating Rate Loan Interests — 1.8% of Net Assets*(a)
Auto Parts & Equipment — 0.6%
158,828	First Brands Group LLC, First Lien 2021 Term Loan, 8.368% (Term SOFR + 500 bps), 3/30/27	$ 151,283
	Total Auto Parts & Equipment	$ 151,283
Medical-Hospitals — 0.1%
22,198	Surgery Center Holdings, Inc., 2021 New Term Loan, 8.05% (LIBOR + 375 bps), 8/31/26	$ 21,943
	Total Medical-Hospitals	$ 21,943
Metal Processors & Fabrication — 0.4%
128,375	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 8.765% (LIBOR + 400 bps), 10/12/28	$ 120,031
	Total Metal Processors & Fabrication	$ 120,031
Physical Practice Management — 0.4%
134,198	Team Health Holdings, Inc., Extended Term Loan, 9.573% (Term SOFR + 525 bps), 3/2/27	$ 101,823
	Total Physical Practice Management	$ 101,823
Telecommunication Equipment — 0.3%
94,908	Commscope, Inc., Initial Term Loan, 7.634% (LIBOR + 325 bps), 4/6/26	$ 89,718
	Total Telecommunication Equipment	$ 89,718
	Total Senior Secured Floating Rate Loan Interests (Cost $521,666)	$ 484,798

Shares
Common Stock — 0.2% of Net Assets
Airlines — 0.2%
6,730(b)	Grupo Aeromexico SAB de CV	$ 55,891
	Total Airlines	$ 55,891
	Total Common Stock (Cost $110,000)	$ 55,891

Principal Amount USD ($)
Commercial Mortgage-Backed Security—0.3% of Net Assets
100,000(a)	Med Trust, Series 2021-MDLN, Class G, 9.568% (1 Month USD LIBOR + 525 bps), 11/15/38 (144A)	$ 90,255
	Total Commercial Mortgage-Backed Security (Cost $100,000)	$ 90,255

Convertible Corporate Bonds — 4.0% of Net Assets
Airlines — 1.0%
92,000	Air Canada, 4.00%, 7/1/25	$ 109,190
219,000	Spirit Airlines, Inc., 1.00%, 5/15/26	176,295
	Total Airlines	$ 285,485
Biotechnology — 0.5%
55,000	Insmed, Inc., 0.75%, 6/1/28	$ 45,375
81,000	Insmed, Inc., 1.75%, 1/15/25	75,532
	Total Biotechnology	$ 120,907
Commercial Services — 0.0%†
935	Macquarie Infrastructure Holdings LLC, 2.00%, 10/1/23	$ 925
	Total Commercial Services	$ 925
8
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Energy-Alternate Sources — 0.4%
94,000(c)	Enphase Energy, Inc., 3/1/28	$ 109,924
	Total Energy-Alternate Sources	$ 109,924
	Entertainment — 0.7%
176,000(c)	DraftKings Holdings, Inc., 3/15/28	$ 108,856
99,000	IMAX Corp., 0.50%, 4/1/26	83,498
	Total Entertainment	$ 192,354
	Internet — 0.0%†
10,000	Perficient, Inc., 0.125%, 11/15/26	$ 7,725
	Total Internet	$ 7,725
	Leisure Time — 0.1%
20,000	Royal Caribbean Cruises, Ltd., 6.00%, 8/15/25 (144A)	$ 25,120
	Total Leisure Time	$ 25,120
	Pharmaceuticals — 0.5%
130,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 118,690
136,000(d)	Tricida, Inc., 3.50%, 5/15/27	12,240
	Total Pharmaceuticals	$ 130,930
	Software — 0.8%
82,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 66,748
60,000	Jamf Holding Corp., 0.125%, 9/1/26	49,380
105,000	Verint Systems, Inc., 0.25%, 4/15/26	91,350
	Total Software	$ 207,478
	Total Convertible Corporate Bonds (Cost $1,339,614)	$ 1,080,848

	Corporate Bonds — 83.6% of Net Assets
	Advertising — 2.6%
238,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 174,756
110,000	Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28 (144A)	80,301
70,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.25%, 1/15/29 (144A)	58,081
60,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 6/15/25 (144A)	59,442
231,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	190,478
200,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	162,288
	Total Advertising	$ 725,346
	Aerospace & Defense — 1.4%
327,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 317,260
65,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	68,426
	Total Aerospace & Defense	$ 385,686
	Airlines — 0.8%
35,000	Allegiant Travel Co., 7.25%, 8/15/27 (144A)	$ 33,291
35,000	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	27,770
70,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26 (144A)	67,315
55,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.75%, 4/20/29 (144A)	50,268
40,000	Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, 9/20/25 (144A)	40,205
	Total Airlines	$ 218,849
	Auto Manufacturers — 3.6%
55,000	Ford Motor Co., 6.10%, 8/19/32	$ 50,785
The accompanying notes are an integral part of these financial statements.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Auto Manufacturers — (continued)
495,000	Ford Motor Credit Co. LLC, 4.00%, 11/13/30	$ 406,316
300,000	Ford Motor Credit Co. LLC, 4.134%, 8/4/25	280,797
254,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	245,110
	Total Auto Manufacturers	$ 983,008
	Auto Parts & Equipment — 1.1%
331,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 291,238
	Total Auto Parts & Equipment	$ 291,238
	Banks — 0.7%
15,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	$ 11,674
69,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	63,480
118,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	106,138
	Total Banks	$ 181,292
	Biotechnology — 0.7%
220,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28 (144A)	$ 189,963
	Total Biotechnology	$ 189,963
	Building Materials — 2.4%
165,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 133,770
70,000	Builders FirstSource, Inc., 6.375%, 6/15/32 (144A)	65,747
255,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	179,581
175,000	CP Atlas Buyer, Inc., 7.00%, 12/1/28 (144A)	129,967
79,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	75,050
85,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc., 9.50%, 4/15/30 (144A)	76,279
	Total Building Materials	$ 660,394
	Chemicals — 1.8%
304,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	$ 268,280
171,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	110,760
127,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	105,569
	Total Chemicals	$ 484,609
	Commercial Services — 5.6%
215,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 187,050
140,000	Brink's Co., 5.50%, 7/15/25 (144A)	137,456
206,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	198,402
125,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	117,812
105,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	91,875
155,000	PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (144A)	100,702
120,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 4/15/26 (144A)	115,500
150,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	136,524
480,000	Sotheby's, 7.375%, 10/15/27 (144A)	450,062
	Total Commercial Services	$ 1,535,383
	Computers — 0.9%
195,000(e)	Diebold Nixdorf, Inc., 8.50% (8.50% PIK or 12.50% PIK or 8.50% Cash), 10/15/26 (144A)	$ 137,475
90,000	NCR Corp., 5.00%, 10/1/28 (144A)	76,728
45,000	NCR Corp., 5.25%, 10/1/30 (144A)	37,125
	Total Computers	$ 251,328
10
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Diversified Financial Services — 4.4%
167,837(e)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash), 10/31/26 (144A)	$ 131,752
145,000	Bread Financial Holdings, Inc., 4.75%, 12/15/24 (144A)	128,577
216,982(e)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	184,435
175,000	OneMain Finance Corp., 3.50%, 1/15/27	144,895
237,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	206,190
108,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	85,912
170,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	146,351
201,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 7.875%, 5/1/27 (144A)	181,331
	Total Diversified Financial Services	$ 1,209,443
	Electric — 2.8%
150,000	Calpine Corp., 5.125%, 3/15/28 (144A)	$ 133,844
105,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	87,176
65,000	Clearway Energy Operating LLC, 3.75%, 1/15/32 (144A)	52,249
179,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (144A)	152,534
60,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	48,397
166,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	126,193
182,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	156,814
	Total Electric	$ 757,207
	Electrical Components & Equipments — 1.2%
112,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 97,060
135,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	128,478
90,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	91,126
	Total Electrical Components & Equipments	$ 316,664
	Engineering & Construction — 1.5%
230,275	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 191,840
200,000	Promontoria Holding 264 BV, 7.875%, 3/1/27 (144A)	185,255
50,000	TopBuild Corp., 4.125%, 2/15/32 (144A)	40,631
	Total Engineering & Construction	$ 417,726
	Entertainment — 2.7%
145,000	Lions Gate Capital Holdings LLC, 5.50%, 4/15/29 (144A)	$ 84,071
200,000	Mohegan Tribal Gaming Authority, 8.00%, 2/1/26 (144A)	187,058
42,000	Penn Entertainment, Inc., 4.125%, 7/1/29 (144A)	33,180
65,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30 (144A)	54,905
100,000	Scientific Games International, Inc., 7.00%, 5/15/28 (144A)	95,391
100,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	96,000
220,000	SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29 (144A)	191,554
	Total Entertainment	$ 742,159
	Environmental Control — 1.1%
55,000	GFL Environmental, Inc., 4.00%, 8/1/28 (144A)	$ 47,025
198,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	167,795
89,000	Tervita Corp., 11.00%, 12/1/25 (144A)	95,681
	Total Environmental Control	$ 310,501
	Food — 1.5%
200,000	FAGE International SA/FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	$ 185,528
The accompanying notes are an integral part of these financial statements.
11

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Food — (continued)
50,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	$ 44,031
205,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	182,023
	Total Food	$ 411,582
	Forest Products & Paper — 1.6%
96,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 84,353
173,000	Mercer International, Inc., 5.125%, 2/1/29	144,630
218,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	207,495
	Total Forest Products & Paper	$ 436,478
	Healthcare-Services — 2.3%
65,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	$ 61,171
75,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	42,383
150,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	126,751
22,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26 (144A)	17,704
27,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	26,615
139,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	141,432
60,000	Tenet Healthcare Corp., 6.125%, 6/15/30 (144A)	57,168
145,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	128,676
146,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	31,755
	Total Healthcare-Services	$ 633,655
	Home Builders — 1.6%
287,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 276,901
89,000	KB Home, 4.00%, 6/15/31	71,543
125,000	M/I Homes, Inc., 3.95%, 2/15/30	100,930
	Total Home Builders	$ 449,374
	Household Products/Wares — 0.0%†
12,000	Spectrum Brands, Inc., 5.75%, 7/15/25	$ 11,864
	Total Household Products/Wares	$ 11,864
	Housewares — 1.3%
476,000	Scotts Miracle-Gro Co., 4.00%, 4/1/31	$ 363,636
	Total Housewares	$ 363,636
	Internet — 0.5%
155,000	Cogent Communications Group, Inc., 7.00%, 6/15/27 (144A)	$ 151,889
	Total Internet	$ 151,889
	Iron & Steel — 2.2%
160,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 160,382
134,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	134,335
70,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	71,576
75,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	76,015
215,000	TMS International Corp., 6.25%, 4/15/29 (144A)	153,781
	Total Iron & Steel	$ 596,089
	Leisure Time — 2.2%
30,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	$ 30,798
140,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	109,966
135,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	101,593
80,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	63,844
12
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Leisure Time — (continued)
43,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	$ 46,117
120,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	120,508
69,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	62,617
80,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	64,400
	Total Leisure Time	$ 599,843
	Lodging — 0.8%
142,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	$ 122,120
90,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	88,044
	Total Lodging	$ 210,164
	Media — 3.7%
531,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 407,399
243,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	135,764
200,000	CSC Holdings LLC, 7.50%, 4/1/28 (144A)	136,000
106,000	Gray Television, Inc., 5.875%, 7/15/26 (144A)	94,438
177,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	146,373
80,000	News Corp., 3.875%, 5/15/29 (144A)	69,391
30,000	News Corp., 5.125%, 2/15/32 (144A)	27,300
	Total Media	$ 1,016,665
	Metal Fabricate/Hardware — 0.2%
75,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 50,951
	Total Metal Fabricate/Hardware	$ 50,951
	Mining — 1.3%
109,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 85,067
171,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	149,596
125,000	FMG Resources August 2006 Pty, Ltd., 6.125%, 4/15/32 (144A)	116,575
	Total Mining	$ 351,238
	Oil & Gas — 8.9%
151,000	Aethon United BR LP/Aethon United Finance Corp., 8.25%, 2/15/26 (144A)	$ 149,784
130,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	132,271
50,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 4/15/30 (144A)	44,464
50,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32 (144A)	43,146
200,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	166,761
25,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	25,497
30,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	29,061
100,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	91,490
219,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	212,651
177,000	Occidental Petroleum Corp., 4.40%, 4/15/46	138,241
230,000	Parkland Corp., 4.625%, 5/1/30 (144A)	190,325
34,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	31,654
105,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	102,900
70,000	Southwestern Energy Co., 4.75%, 2/1/32	59,821
185,000	Southwestern Energy Co., 5.375%, 2/1/29	171,506
310,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	226,258
235,000	Tap Rock Resources LLC, 7.00%, 10/1/26 (144A)	218,573
179,275	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	177,034
The accompanying notes are an integral part of these financial statements.
13

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Oil & Gas — (continued)
200,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	$ 160,400
69,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	62,968
	Total Oil & Gas	$ 2,434,805
	Oil & Gas Services — 0.4%
120,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 119,669
	Total Oil & Gas Services	$ 119,669
	Packaging & Containers — 1.7%
220,000	OI European Group BV, 4.75%, 2/15/30 (144A)	$ 192,654
105,000	Sealed Air Corp., 5.00%, 4/15/29 (144A)	98,700
210,000	TriMas Corp., 4.125%, 4/15/29 (144A)	183,225
	Total Packaging & Containers	$ 474,579
	Pharmaceuticals — 2.5%
95,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 80,873
195,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	167,583
110,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	89,100
102,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	77,517
305,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/9/29	271,617
	Total Pharmaceuticals	$ 686,690
	Pipelines — 3.1%
146,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31 (144A)	$ 127,533
165,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	158,580
115,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	103,730
5,000	EnLink Midstream LLC, 5.375%, 6/1/29	4,626
80,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	79,176
40,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	30,313
116,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	95,673
273,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	260,562
	Total Pipelines	$ 860,193
	Real Estate — 0.6%
220,000	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25%, 4/15/30 (144A)	$ 160,492
	Total Real Estate	$ 160,492
	REITs — 1.5%
290,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26 (144A)	$ 251,952
100,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30 (144A)	63,278
140,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	92,750
	Total REITs	$ 407,980
	Retail — 2.7%
150,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 144,000
169,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	142,406
60,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	56,304
35,000	Gap, Inc., 3.625%, 10/1/29 (144A)	24,689
35,000	Gap, Inc., 3.875%, 10/1/31 (144A)	24,417
28,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	23,423
270,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	216,213
14
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Retail — (continued)
35,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	$ 28,298
91,000	Staples, Inc., 7.50%, 4/15/26 (144A)	78,322
	Total Retail	$ 738,072
	Software — 1.0%
270,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 198,972
150,000	Rackspace Technology Global, Inc., 5.375%, 12/1/28 (144A)	65,379
	Total Software	$ 264,351
	Telecommunications — 3.4%
260,000	Altice France SA, 5.125%, 7/15/29 (144A)	$ 194,933
115,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	92,713
63,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	48,825
200,000	GoTo Group, Inc., 5.50%, 9/1/27 (144A)	107,564
200,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	143,874
80,000	Lumen Technologies, Inc., 4.00%, 2/15/27 (144A)	67,796
135,000	Maxar Technologies, Inc., 7.75%, 6/15/27 (144A)	140,162
185,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	150,743
	Total Telecommunications	$ 946,610
	Transportation — 3.0%
295,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 209,450
410,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	310,698
250,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	187,733
105,000	XPO Escrow Sub LLC, 7.50%, 11/15/27 (144A)	106,251
	Total Transportation	$ 814,132
	Trucking & Leasing — 0.3%
85,000	Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/1/27 (144A)	$ 85,212
	Total Trucking & Leasing	$ 85,212
	Total Corporate Bonds (Cost $26,586,230)	$22,937,009

Shares
Rights/Warrants — 0.0%† of Net Assets
Aerospace & Defense — 0.0%†
GBP 6,300(b)(f)	Avation Plc, 1/1/59	$ 2,285
	Total Aerospace & Defense	$ 2,285
Health Care Providers & Services — 0.0%†
80(b)(g) +	Option Care Health, Inc., 6/30/25	$ 276
80(b)(g) +	Option Care Health, Inc., 6/30/25	223
	Total Health Care Providers & Services	$ 499
	Total Rights/Warrants (Cost $—)	$ 2,784

The accompanying notes are an integral part of these financial statements.
15

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Face Amount USD ($)		Value
Insurance-Linked Securities — 0.0%† of Net Assets#
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
25,723(b)(h) +	Lorenz Re 2019, 6/30/23	$ 46
	Total Reinsurance Sidecars	$ 46
	Total Insurance-Linked Securities (Cost $5,642)	$ 46

Shares
	SHORT TERM INVESTMENTS — 6.2% of Net Assets
	Open-End Fund — 6.2%
1,698,916(i)	Dreyfus Government Cash Management, Institutional Shares, 4.19%	$ 1,698,916
		$ 1,698,916
	TOTAL SHORT TERM INVESTMENTS (Cost $1,698,916)	$ 1,698,916
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.1% (Cost $30,362,068)	$26,350,547
		Dividend Income	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
	Affiliated Issuer — 1.8%
	Closed-End Fund — 1.8% of Net Assets
62,882(j)	Pioneer ILS Interval Fund	$13,289	$—	$(7,095)	$ 509,971
	Total Closed-End Fund (Cost $659,339)				$ 509,971

	Total Investments in Affiliated Issuer — 1.8% (Cost $659,339)				$ 509,971
	OTHER ASSETS AND LIABILITIES — 2.1%				$ 571,193
	net assets — 100.0%				$27,431,711

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2022, the value of these securities amounted to $20,030,607, or 73.0% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2022.
(b)	Non-income producing security.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Security is in default.
(e)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(f)	Avation Plc warrants are exercisable into 6,300 shares.
(g)	Option Care Health, Inc. warrants are exercisable into 160 shares.
(h)	Issued as preference shares.
(i)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2022.
(j)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management, Inc., (the “Adviser”).
16
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

*	Senior secured ﬂoating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2022.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	7/10/2019	$ 5,642	$ 46
% of Net assets			0.0% †
†	Amount rounds to less than 0.1%.
FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized (Depreciation)
1	U.S. 5 Year Note (CBT)	3/31/23	$107,995	$107,930	$ (65)
TOTAL FUTURES CONTRACTS			$107,995	$107,930	$(65)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums Paid	Unrealized (Depreciation)	Market Value
3,440,000	Markit CDX North America High Yield Index Series 38	Pay	5.00%	12/20/27	$141,628	$ (169,731)	$ (28,103)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$141,628	$ (169,731)	$ (28,103)
TOTAL SWAP CONTRACTS					$141,628	$(169,731)	$(28,103)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2022, aggregated $8,932,947 and $18,159,787, respectively.
At December 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $30,996,227 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$346,357
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,510,234)
Net unrealized depreciation	$(4,163,877)
The accompanying notes are an integral part of these financial statements.
17

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2022, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 484,798	$ —	$ 484,798
Common Stock	—	55,891	—	55,891
Commercial Mortgage-Backed Security	—	90,255	—	90,255
Convertible Corporate Bonds	—	1,080,848	—	1,080,848
Corporate Bonds	—	22,937,009	—	22,937,009
Rights/Warrants
Aerospace & Defense	2,285	—	—	2,285
Health Care Providers & Services	—	—	499	499
Insurance-Linked Securities
Reinsurance Sidecars	—	—	46	46
Open-End Fund	1,698,916	—	—	1,698,916
Affiliated Closed-End Fund	509,971	—	—	509,971
Total Investments in Securities	$2,211,172	$24,648,801	$545	$ 26,860,518
Other Financial Instruments
Net unrealized depreciation on futures contracts	$ (65)	$ —	$ —	$ (65)
Swap contracts, at value	—	(28,103)	—	(28,103)
Total Other Financial Instruments	$ (65)	$ (28,103)	$ —	$ (28,168)
During the year ended December 31, 2022, there were no significant transfers in or out of Level 3.
18
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 12/31/22
ASSETS:
Investments in unaffiliated issuers, at value (cost $30,362,068)	$26,350,547
Investments in affiliated issuers, at value (cost $659,339)	509,971
Cash	1,010
Futures collateral	4,444
Swaps collateral	232,951
Variation margin for centrally cleared swap contracts	825
Receivables —
Investment securities sold	86
Portfolio shares sold	9,354
Interest	456,352
Due from the Adviser	350
Total assets	$27,565,890
LIABILITIES:
Payables —
Portfolio shares repurchased	$30,356
Distributions	3,844
Professional fees	57,133
Printing expense	12,063
Variation margin for futures contracts	86
Swap contracts, at value (net premiums paid $141,628)	28,103
Management fees	1,853
Administrative expenses	309
Distribution fees	176
Accrued expenses	256
Total liabilities	$ 134,179
NET ASSETS:
Paid-in capital	$33,029,816
Distributable earnings (loss)	(5,598,105)
Net assets	$27,431,711
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $21,047,837/2,676,548 shares)	$ 7.86
Class ll (based on $6,383,874/823,460 shares)	$ 7.75
The accompanying notes are an integral part of these financial statements.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations
FOR THE YEAR ENDED 12/31/22
INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 1,852,805
Dividends from unaffiliated issuers	25,749
Dividends from affiliated issuers	13,289
Total Investment Income		$ 1,891,843
EXPENSES:
Management fees	$ 196,582
Administrative expenses	14,788
Distribution fees
Class ll	16,389
Custodian fees	1,011
Professional fees	80,017
Printing expense	35,523
Pricing fees	1,592
Officers' and Trustees' fees	8,377
Insurance expense	302
Miscellaneous	3,355
Total expenses		$ 357,936
Less fees waived and expenses reimbursed by the Adviser		(69,356)
Net expenses		$ 288,580
Net investment income		$ 1,603,263
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (945,284)
Futures contracts	(12,156)
Swap contracts	119,218	$ (838,222)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(4,505,758)
Investments in affiliated issuers	(7,095)
Futures contracts	(609)
Swap contracts	(158,445)	$ (4,671,907)
Net realized and unrealized gain (loss) on investments		$ (5,510,129)
Net decrease in net assets resulting from operations		$(3,906,866)
20
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Year Ended 12/31/22	Year Ended 12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 1,603,263	$ 1,998,307
Net realized gain (loss) on investments	(838,222)	1,578,134
Change in net unrealized appreciation (depreciation) on investments	(4,671,907)	(1,111,940)
Net increase (decrease) in net assets resulting from operations	$ (3,906,866)	$ 2,464,501
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.42 and $0.48 per share, respectively)	$ (1,173,513)	$ (1,727,107)
Class ll ($0.39 and $0.45 per share, respectively)	(306,326)	(504,482)
Tax return of capital
Class l ($0.01 and $— per share, respectively)	(27,983)	—
Class ll ($0.01 and $— per share, respectively)	(7,304)	—
Total distributions to shareowners	$ (1,515,126)	$ (2,231,589)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 9,581,426	$ 27,625,348
Reinvestment of distributions	1,510,811	2,231,589
Cost of shares repurchased	(21,633,248)	(29,037,853)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ (10,541,011)	$ 819,084
Net increase (decrease) in net assets	$(15,963,003)	$ 1,051,996
NET ASSETS:
Beginning of year	$ 43,394,714	$ 42,342,718
End of year	$ 27,431,711	$ 43,394,714
	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount	Year Ended 12/31/21 Shares	Year Ended 12/31/21 Amount
Class l
Shares sold	243,339	$ 2,048,796	484,759	$ 4,539,716
Reinvestment of distributions	144,342	1,198,515	184,884	1,727,107
Less shares repurchased	(735,304)	(6,166,306)	(1,326,776)	(12,427,261)
Net decrease	(347,623)	$ (2,918,995)	(657,133)	$ (6,160,438)
Class ll
Shares sold	922,020	$ 7,532,630	2,501,984	$ 23,085,632
Reinvestment of distributions	38,033	312,296	54,876	504,482
Less shares repurchased	(1,783,458)	(15,466,942)	(1,796,723)	(16,610,592)
Net increase (decrease)	(823,405)	$ (7,622,016)	760,137	$ 6,979,522
The accompanying notes are an integral part of these financial statements.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 9.34	$ 9.29	$ 9.58	$ 8.79	$ 9.53
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.45	0.43	0.46	0.47	0.44
Net realized and unrealized gain (loss) on investments	(1.50)	0.10	(0.27)	0.78	(0.74)
Net increase (decrease) from investment operations	$ (1.05)	$ 0.53	$ 0.19	$ 1.25	$ (0.30)
Distributions to shareowners:
Net investment income	(0.42)	(0.48)	(0.48)	(0.46)	(0.44)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	$ (0.43)	$ (0.48)	$ (0.48)	$ (0.46)	$ (0.44)
Net increase (decrease) in net asset value	$ (1.48)	$ 0.05	$ (0.29)	$ 0.79	$ (0.74)
Net asset value, end of period	$ 7.86	$ 9.34	$ 9.29	$ 9.58	$ 8.79
Total return(b)	(11.43)%	5.82%	2.37%	14.44%	(3.30)%
Ratio of net expenses to average net assets	0.90%	0.90%	1.02%	1.03%	1.03%
Ratio of net investment income (loss) to average net assets	5.37%	4.60%	5.15%	5.03%	4.76%
Portfolio turnover rate	31%	99%	90%	66%	45%
Net assets, end of period (in thousands)	$21,048	$28,234	$34,218	$35,652	$33,476
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.13%	1.12%	1.10%	1.07%	1.07%
Net investment income (loss) to average net assets	5.14%	4.38%	5.07%	4.99%	4.72%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
22
The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 9.21	$ 9.16	$ 9.47	$ 8.68	$ 9.45
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.42	0.40	0.42	0.44	0.41
Net realized and unrealized gain (loss) on investments	(1.48)	0.10	(0.28)	0.78	(0.77)
Net increase (decrease) from investment operations	$ (1.06)	$ 0.50	$ 0.14	$ 1.22	$ (0.36)
Distributions to shareowners:
Net investment income	(0.39)	(0.45)	(0.45)	(0.43)	(0.41)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	$ (0.40)	$ (0.45)	$ (0.45)	$ (0.43)	$ (0.41)
Net increase (decrease) in net asset value	$ (1.46)	$ 0.05	$ (0.31)	$ 0.79	$ (0.77)
Net asset value, end of period	$ 7.75	$ 9.21	$ 9.16	$ 9.47	$ 8.68
Total return(b)	(11.66)%	5.56%	1.87%	14.28%	(3.94)%
Ratio of net expenses to average net assets	1.15%	1.15%	1.26%	1.28%	1.28%
Ratio of net investment income (loss) to average net assets	5.06%	4.29%	4.81%	4.79%	4.50%
Portfolio turnover rate	31%	99%	90%	66%	45%
Net assets, end of period (in thousands)	$ 6,384	$15,161	$8,125	$11,642	$8,085
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.38%	1.37%	1.33%	1.32%	1.32%
Net investment income (loss) to average net assets	4.83%	4.07%	4.74%	4.74%	4.45%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22
1.  Organization and Signiﬁcant Accounting Policies
Pioneer High Yield VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Portfolio's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
Effective August 19, 2022, the Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner  (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
25

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2022, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At December 31, 2022, the Portfolio was permitted to carry forward indefinitely $187,758 of short-term losses and $1,198,470 of long-term losses.
At December 31, 2022, the Portfolio deferred $44,156 of late year ordinary losses, which will be recognized by the Portfolio as occurring at the start of the next year ending in December 31, 2023.
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, was as follows:
	2022	2021
Distributions paid from:
Ordinary income	$1,479,839	$2,231,589
Tax return of capital	35,287	—
Total	$1,515,126	$2,231,589
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (1,386,228)
Other book/tax temporary differences	(3,844)
Net unrealized depreciation	(4,163,877)
Qualified late year loss deferral	(44,156)
Total	$(5,598,105)
The difference between book basis and tax basis unrealized appreciation is attributable to the taxable interest on defaulted securities and the mark to market of swaps.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments, impair the Portfolio's ability to satisfy redemption requests, and negatively impact the Portfolio's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Portfolio's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Portfolio will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when
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industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Portfolio or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Portfolio. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Portfolio at December 31, 2022 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
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Notes to Financial Statements 12/31/22 (continued)
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at December 31, 2022 is listed in the Schedule of Investments.
I.	Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2022 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended December 31, 2022 was $112,670. Open futures contracts outstanding at December 31, 2022 are listed in the Schedule of Investments.
J.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and
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Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
The Portfolio may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2022 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional value of credit default swap contracts buy protection open during the year ended December 31, 2022, was $2,722,720. Open credit default swap contracts at December 31, 2022, are listed in the Schedule of Investments.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and 0.60% of the Portfolio’s average daily net assets over $1 billion. For the year ended December 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses and waiver of acquired fund fees and expenses) was equivalent to 0.65% of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2022, the Adviser waived $8,915 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Portfolio to the extent required to reduce Portfolio expenses to 0.90% and 1.15% of the average daily net assets attributable to Class I shares and Class II shares respectively. These expense limitation are in effect through May 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended December 31, 2022, are reflected on the Statement of Operations.
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Notes to Financial Statements 12/31/22 (continued)
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended December 31, 2022, the Portfolio paid $8,377 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At December 31, 2022, on its Statement of Assets and Liabilities, the Portfolio did not have a payable for Trustees' fees and had a payable for administrative expenses of $309, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
6.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2022, was as follows:
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Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Liabilities
Swap contracts at value	$ —	$28,103	$—	$—	$—
Net unrealized deppreciation on futures contracts*	65	—	—	—	—
Total Value	$65	$28,103	$—	$—	$—
* Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2022 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (12,156)	$ —	$ —	$ —	$ —
Swap contracts	—	119,218	—	—	—
Total Value	$(12,156)	$ 119,218	$—	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (609)	$ —	$ —	$ —	$ —
Swap contracts	—	(158,445)	—	—	—
Total Value	$ (609)	$(158,445)	$—	$—	$—
7.  Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of December 31, 2022, the Portfolio had no unfunded loan commitments outstanding.
8.  Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At December 31, 2022, the value of the Portfolio’s investment in afﬁliated issuers was $509,971, which represents 1.8% of the Portfolio’s net assets.
Transactions in afﬁliated issuers by the Portfolio for the year ended December 31, 2022 were as follows:
Name of the Affiliated Issuer	Value at December 31, 2021	Purchases Costs	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at December 31, 2022	Value at December 31, 2022
Pioneer ILS Interval Fund	$503,777	$—	$(7,095)	$—	$13,289	$—	62,882	$509,971
Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer High Yield VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer High Yield VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
March 1, 2023
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Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Portfolio’s ordinary income distributions derived from qualified interest income was 75.15%.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer High Yield VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2022 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2022, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services.
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio.
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
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Management Fee and Expenses.
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Portfolio’s Class I shares was in the fifth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability.
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale.
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
Other Benefits.
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment
37

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Approval of Renewal of Investment Management Agreement (continued)
management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.
Conclusion.
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
38

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers
The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present); Director, Quadriserv, Inc.
(2005 – 2013); and Commissioner,
New Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (71)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (65) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
39

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Craig C. MacKay (59) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 1995. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
40

Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Fred J. Ricciardi (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Interested Trustees
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
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Pioneer High Yield VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Trust Officers
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (51) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (50) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
42

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
18662-17-0223

Pioneer Variable Contracts Trust
Pioneer Mid Cap Value

VCT Portfolio
Class I and II Shares
Annual Report  |  December 31, 2022
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Mid Cap Value VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 12/31/22
Sector Distribution
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1.	State Street Corp.	3.57%
2.	Citizens Financial Group, Inc.	2.82
3.	Zimmer Biomet Holdings, Inc.	2.80
4.	Ross Stores, Inc.	2.71
5.	Regions Financial Corp.	2.70

*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/22
Prices and Distributions
Net Asset Value per Share	12/31/22	12/31/21
Class l	$11.47	$23.08
Class ll	$11.32	$22.78

Distributions per Share (1/1/22 - 12/31/22)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$0.4525	$3.0465	$5.7039
Class ll	$0.2961	$3.0465	$5.7039

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2022)
	Class l	Class ll	Russell Midcap Value Index
10 Years	9.40%	9.12%	10.11%
5 Years	5.30%	5.04%	5.72%
1 Year	-5.64%	-5.88%	-12.03%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio
Based on actual returns from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,102.90	$1,101.20
Expenses Paid During Period*	$ 4.13	$ 5.46

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.78% and 1.03% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,021.27	$1,020.01
Expenses Paid During Period*	$ 3.97	$ 5.24

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.78% and 1.03% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Domestic mid-cap stocks climbed sharply during the 12-periond ended December 31, 2022. In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Haddad, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Portfolio.
Q:	How did the Portfolio perform during the 12-month period ended December 31, 2022?
A:	Pioneer Mid Cap Value VCT Portfolio’s Class I shares returned -5.64% at net asset value during the 12-month period ended December 31, 2022, and Class II shares returned -5.88%, while the Portfolio’s benchmark, the Russell Midcap Value Index (the Russell Index), returned -12.03%.
Q:	How would you describe the investment environment within the equity markets during the 12-month period ended December 31, 2022?
A:	The US equity market suffered a significant decline during the 12-month period, broadly giving back much of the strong gains it had registered in 2021. Responding to strong economic growth and inflation rates not seen since the early 1980s, the US Federal Reserve (Fed) shifted its monetary policy stance early in the period, ending its quantitative easing (bond purchase) program in March 2022 and beginning an aggressive series of interest-rate increases.
US stocks generally trended lower early in the period as investors digested the Fed's policy shift, Russia's late-February 2022 invasion of Ukraine, ongoing supply-chain disruptions, steep increases in commodity prices, and sustained, higher levels of inflation. Equities regained some of their losses between mid-June and mid-August 2022, driven by investors’ hopes that inflation had peaked and that the Fed was prepared to wind down its monetary-tightening cycle after it had raised the target range for its benchmark federal funds rate by 0.25% in March, 0.50% in May, and 0.75% in both June and July. However, with consumer price inflation continuing to post year-over-year increases above 8%, Fed policymakers signaled their intent to remain resolute in aggressively hiking interest rates. That development weighed on investor sentiment and sent stocks sharply lower in September. Despite further Fed rate increases of 0.75% in both September and November, and another 0.50% increase in December, equities once again rebounded late in the fourth quarter, but remained volatile through the end of the 12-month period.
Within the US stock market, mid-cap stocks outperformed both large-cap stocks and small-cap stocks by slight margins over the 12-month period. Meanwhile, value stocks continued to outperform growth stocks substantially. Rising interest rates had a negative effect on the performance of growth stocks, as the valuations of many growth-oriented companies are based on anticipated earnings far into the future, and rising interest rates have often had the effect of eroding the value of future earnings.
Within the Portfolio's benchmark, the Russell Index, the energy sector stood out as the strongest performer, by far, during the 12-month period, as companies in the sector benefited from rising commodity prices. Certain defensive sectors, including utilities and consumer staples, also performed

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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

relatively well over the period. Conversely, the communication services sector was the weakest performer in the benchmark, and information technology, real estate, and consumer discretionary stocks were also notable detractors from the Russell Index’s 12-month performance.
Q:	How did you position the Portfolio during the 12-month period ended December 31, 2022, and how did the positioning affect performance relative to the benchmark?
A:	Entering the period, the Portfolio's positioning featured increased exposure to cyclical stocks in anticipation of further stimulus measures from the government, the reopening of previously closed sectors of the economy due to COVID-19, and the drawdown of savings accumulated by consumers during the peak of the pandemic when many leisure-related businesses were closed. The positioning at the time reflected our belief that there was still value in the sectors that had been hit hardest by the spread of COVID-19. In particular, the Portfolio was substantially overweight versus the benchmark to the materials, financials, and consumer discretionary sectors, and significantly underweight to the communication services, consumer staples, utilities, information technology, and health care sectors.
As the period progressed and recession fears increased as the Fed aggressively tightened monetary policy, we maintained the Portfolio's overweight positions versus the benchmark in cyclical stocks. Despite the presence of multiple sources of significant market risk, we believed that the economic reopening trends, post-pandemic, that had progressed throughout the period could strengthen corporate profits for companies in those sectors. We also believed that stocks in those sectors that we felt were intrinsically undervalued could experience better share-price performance.
Conversely, we maintained the Portfolio's underweight exposures to the consumer staples, information technology, industrials, and communication services sectors. Our view was that rising interest rates could slow business growth in those areas, and inflation could potentially weigh on demand.
At the sector level, our stock selection decisions in the financials, health care, and industrials sectors were the most significant positive contributors to the Portfolio's benchmark-relative performance during the 12-month period. In addition, the Portfolio’s overweight allocation to the energy sector contributed positively to relative returns, as did stock selection results in the information technology and consumer discretionary sectors.
By contrast, stock selection results in the energy sector detracted the most from the Portfolio's relative performance for the period. An underweight allocation to consumer staples was also a notable detractor from the Portfolio’s relative returns, as were stock selection results in the real estate sector.
Q:	Which individual investments contributed positively to the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2022, and which individual investments detracted from relative returns?
A:	The largest positive contributors to the Portfolio’s relative performance among individual stocks during the period included positions in downstream-energy company Marathon Petroleum, oilfield-services provider Schlumberger, and drug distribution and medical supplier McKesson.
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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22 (continued)
Marathon Petroleum benefited from strong pricing for both crude oil and refined energy products over much of the 12-month period. The energy sector's broad recovery helped bolster the company's refinery and retail gasoline operations, and we believe there could be potential for further refining capacity rationalization to support improving margins. Moreover, Marathon Petroleum appears positioned to benefit from ongoing demand recovery, particularly in jet fuel.
Schlumberger’s stock price benefited from the rising energy prices seen throughout much of the period, with Russia's invasion of Ukraine leading to a further spike in crude oil and natural gas prices. In addition to being one of the dominant companies in its segment of the market, Schlumberger also has a reputation as a technology leader, which gives it premium pricing power and a sustainable competitive advantage, in our view. We anticipate oilfield-services spending to remain elevated for the intermediate term as oil/gas exploration-and-production companies invest to boost production in order to meet higher levels of demand.
McKesson has continued to execute well in its pharmaceutical distribution business, while also taking prudent actions to improve its asset portfolio and streamline operations. Recovering patient-engagement levels helped support the company’s business during the period, and settlements of opioid-related lawsuits helped relieve investors’ concerns about litigation risk.
On the negative side, notable Portfolio holdings that underperformed and detracted from relative results for the 12-month period included online travel agency Expedia, life sciences tools-and-services provider Syneos Health, and semiconductor-equipment manufacturer MKS Instruments.
Expedia faced mounting concerns about a potential pullback in consumer spending, as costs for gasoline, lodging, and air travel spiked at the start of the key summer 2022 travel season. Despite fears of a delay in the rebound for vacation travel, we believe consumer sentiment overall has remained balanced, and that demand for travel and leisure could remain high, especially as pandemic-related restrictions have continued to ease. We have retained the Portfolio's position in Expedia and view the company as attractively valued.
Syneos Health provides clinical trial services to pharmaceutical and biotechnology companies. The stock underperformed during the period amid rising concerns about the funding environment for early-stage clinical research, particularly due to the impact of rising interest rates on the availability of capital. In addition, the company's business execution has been volatile, with Syneos experiencing recent headwinds in winning new business.
Lastly, a position in MKS Instruments detracted from the Portfolio’s relative performance, as the electronics and industrial-technology provider faced weaker end-market demand in its semiconductor business segment. MKS also projected further weakness heading into 2023, which overshadowed more favorable demand in its photonics and vacuum solutions businesses.
Q:	Did the Portfolio have any exposure to derivative securities during the 12-month period ended December 31, 2022?
A:	No, the Portfolio had no derivatives exposure during the 12-month period.
6

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Q:	What is your investment outlook and how have you positioned the Portfolio for the coming year?
A:	As we look ahead to 2023, the immediate outlook for US equities remains uncertain, in our view. The economy has been slowing, which has started to affect US job openings. The Fed likely hopes that trend will continue, without leading to a substantial increase in the unemployment rate. Consumers have been spending down their savings accumulated during the pandemic, which has contributed to higher-than-expected rates of inflation. However, retail inventories are high, supply-chain factors appear to be easing, and energy prices fell sharply toward the end of 2022, which led to declines in inflation that we think could continue over time. The Fed slowed its pace of monetary tightening towards the end of the period, increasing the federal funds target range by just 0.50% in December, after several consecutive increases of 0.75%. However, whether continued declines in inflation rates come quickly enough to prompt policymakers to pause their tightening efforts altogether remains to be seen, and so we believe avoiding a "hard landing" for the economy will likely be difficult.
The decline in US equity-market performance over the past year has been substantial, but has been entirely due to contractions in price-to-earnings (P/E) multiples as interest rates have increased. (P/E ratio represents the price of a stock divided by its earnings per share.) A rising number of companies have been reporting profit-margin pressures, despite strong revenue growth. We expect further downgrades to earnings estimates, which could lead to continued downside market volatility until we see clearer signs that the Fed is ready to pause its monetary-policy tightening cycle.
We have therefore maintained the Portfolio's overweight positions relative to the benchmark to the consumer discretionary, financials, energy, and materials sectors. Although we have grown more cautious due to the current macroeconomic and geopolitical environments, we still see value in those areas of the market. In particular, the Portfolio’s energy holdings primarily represent stock-specific investment cases in which the price of oil is not the sole determining factor for future performance. We find the recent capital discipline on display among energy companies to be admirable, and believe it may lead to long-term value creation in the sector.
By contrast, we have continued to reduce the Portfolio’s exposures to the more cyclical, lower-quality areas of the market, such as cruise line operators and airlines. We see ongoing structural headwinds for companies in those industries, and believe they have the potential to become classic "value traps" that are inexpensive, but for good reason. Airline stocks have already discounted a post-pandemic recovery to a significant extent, but we think persistently high fuel costs combined with a sluggish return to pre-pandemic levels of business travel could weigh on the entire industry for some time. Thus, we are inclined to remain “on the sidelines” with respect to airline stocks until we have better visibility about their operating environment.
Lastly, we have continued to increase the Portfolio's weighting in utilities. The slightly overweight allocation to the sector is based on our view that valuations have remained attractive compared to historical levels. We also believe rising levels of investment in renewables could propel earnings growth for companies in the sector for years to come.
7

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22 (continued)
A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.
Overall, we remain committed to investing the Portfolio in companies that are highly profitable and that have strong balance sheets and what we view as sustainable business models. We seek to hold shares of companies capable of surviving recessions and emerging with the financial firepower to invest and thrive during the subsequent recovery. We continue to believe the Portfolio's investment strategy is well-suited for the economic and market conditions likely to prevail in the coming year, and beyond.
Please refer to the Schedule of Investments on pages 9 to 12 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

8

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22
Shares		Value
UNAFFILIATED ISSUERS — 99.9%
Common Stocks — 97.8% of Net Assets
Auto Components — 1.9%
15,950	Lear Corp.	$ 1,978,119
	Total Auto Components	$ 1,978,119
Banks — 10.4%
74,392	Citizens Financial Group, Inc.	$ 2,928,813
10,868	M&T Bank Corp.	1,576,512
129,810	Regions Financial Corp.	2,798,704
37,556	Truist Financial Corp.	1,616,035
43,846	Zions Bancorp N.A.	2,155,469
	Total Banks	$ 11,075,533
Beverages — 1.9%
38,087	Molson Coors Beverage Co., Class B	$ 1,962,242
	Total Beverages	$ 1,962,242
Building Products — 1.5%
9,411	Trane Technologies Plc	$ 1,581,895
	Total Building Products	$ 1,581,895
Capital Markets — 3.5%
47,781	State Street Corp.	$ 3,706,372
	Total Capital Markets	$ 3,706,372
Chemicals — 2.0%
42,314	Dow, Inc.	$ 2,132,202
	Total Chemicals	$ 2,132,202
Communications Equipment — 1.6%
6,671	Motorola Solutions, Inc.	$ 1,719,183
	Total Communications Equipment	$ 1,719,183
Consumer Finance — 1.4%
15,377	Discover Financial Services	$ 1,504,332
	Total Consumer Finance	$ 1,504,332
Containers & Packaging — 2.0%
97,364	Graphic Packaging Holding Co.	$ 2,166,349
	Total Containers & Packaging	$ 2,166,349
Electric Utilities — 2.3%
57,339	Exelon Corp.	$ 2,478,765
	Total Electric Utilities	$ 2,478,765
Electrical Equipment — 4.0%
12,305	Eaton Corp. Plc	$ 1,931,270
24,518	Emerson Electric Co.	2,355,199
	Total Electrical Equipment	$ 4,286,469
Electronic Equipment, Instruments & Components — 2.8%
7,318	CDW Corp.	$ 1,306,849
45,368	National Instruments Corp.	1,674,079
	Total Electronic Equipment, Instruments & Components	$ 2,980,928
The accompanying notes are an integral part of these financial statements.
9

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Shares		Value
	Energy Equipment & Services — 1.1%
28,664	Halliburton Co.	$ 1,127,928
	Total Energy Equipment & Services	$ 1,127,928
	Entertainment — 0.7%
73,766(a)	Warner Bros Discovery, Inc.	$ 699,302
	Total Entertainment	$ 699,302
	Equity Real Estate Investment Trusts (REITs) — 8.5%
8,461	Camden Property Trust	$ 946,617
10,437	Extra Space Storage, Inc.	1,536,118
39,546	Gaming and Leisure Properties, Inc.	2,059,951
50,929	Host Hotels & Resorts, Inc.	817,410
12,702	Iron Mountain, Inc.	633,195
96,386	Kimco Realty Corp.	2,041,455
34,160	Omega Healthcare Investors, Inc.	954,772
	Total Equity Real Estate Investment Trusts (REITs)	$ 8,989,518
	Food Products — 0.6%
26,122(a)	Hostess Brands, Inc.	$ 586,178
	Total Food Products	$ 586,178
	Health Care Equipment & Supplies — 2.7%
22,802	Zimmer Biomet Holdings, Inc.	$ 2,907,255
	Total Health Care Equipment & Supplies	$ 2,907,255
	Health Care Providers & Services — 1.0%
13,396	Cardinal Health, Inc.	$ 1,029,751
	Total Health Care Providers & Services	$ 1,029,751
	Hotels, Restaurants & Leisure — 5.2%
15,440	Darden Restaurants, Inc.	$ 2,135,815
22,297(a)	Expedia Group, Inc.	1,953,217
11,138	Hilton Worldwide Holdings, Inc.	1,407,398
	Total Hotels, Restaurants & Leisure	$ 5,496,430
	Household Durables — 1.9%
22,072	Lennar Corp., Class A	$ 1,997,516
	Total Household Durables	$ 1,997,516
	Insurance — 6.3%
23,242	Aflac, Inc.	$ 1,672,029
21,576(a)	Brighthouse Financial, Inc.	1,106,202
29,907	Hartford Financial Services Group, Inc.	2,267,848
67,813	Old Republic International Corp.	1,637,684
	Total Insurance	$ 6,683,763
	Internet & Direct Marketing Retail — 0.9%
23,820	eBay, Inc.	$ 987,815
	Total Internet & Direct Marketing Retail	$ 987,815
	Machinery — 6.1%
16,623	AGCO Corp.	$ 2,305,444
42,379	Ingersoll Rand, Inc.	2,214,303
19,380	PACCAR, Inc.	1,918,038
	Total Machinery	$ 6,437,785
10
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Media — 2.8%
51,667	Interpublic Group of Cos., Inc.	$ 1,721,028
32,251(a)	Liberty Media Corp.-Liberty SiriusXM	1,261,981
	Total Media	$ 2,983,009
Metals & Mining — 2.3%
12,013	Reliance Steel & Aluminum Co.	$ 2,431,912
	Total Metals & Mining	$ 2,431,912
Multi-Utilities — 4.1%
69,931	CenterPoint Energy, Inc.	$ 2,097,231
36,841	Public Service Enterprise Group, Inc.	2,257,248
	Total Multi-Utilities	$ 4,354,479
Oil, Gas & Consumable Fuels — 6.2%
15,979	Chord Energy Corp.	$ 2,186,087
96,455	Coterra Energy, Inc.	2,369,899
80,943	Range Resources Corp.	2,025,194
	Total Oil, Gas & Consumable Fuels	$ 6,581,180
Pharmaceuticals — 1.2%
44,714	Organon & Co.	$ 1,248,862
	Total Pharmaceuticals	$ 1,248,862
Real Estate Management & Development — 0.6%
8,866(a)	CBRE Group, Inc., Class A	$ 682,327
	Total Real Estate Management & Development	$ 682,327
Road & Rail — 1.0%
6,072	JB Hunt Transport Services, Inc.	$ 1,058,714
	Total Road & Rail	$ 1,058,714
Semiconductors & Semiconductor Equipment — 1.4%
17,582	MKS Instruments, Inc.	$ 1,489,723
	Total Semiconductors & Semiconductor Equipment	$ 1,489,723
Specialty Retail — 2.7%
24,213	Ross Stores, Inc.	$ 2,810,403
	Total Specialty Retail	$ 2,810,403
Technology Hardware, Storage & Peripherals — 1.8%
117,591	Hewlett Packard Enterprise Co.	$ 1,876,752
	Total Technology Hardware, Storage & Peripherals	$ 1,876,752
Textiles, Apparel & Luxury Goods — 1.3%
13,518	Ralph Lauren Corp.	$ 1,428,447
	Total Textiles, Apparel & Luxury Goods	$ 1,428,447
Trading Companies & Distributors — 2.1%
38,536(a)	AerCap Holdings NV	$ 2,247,420
	Total Trading Companies & Distributors	$ 2,247,420
	Total Common Stocks (Cost $91,148,222)	$103,708,858

The accompanying notes are an integral part of these financial statements.
11

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Shares		Value

SHORT TERM INVESTMENTS — 2.1% of Net Assets
Open-End Fund — 2.1%
2,183,061(b)	Dreyfus Government Cash Management, Institutional Shares, 4.19%	$ 2,183,061
$ 2,183,061
	TOTAL SHORT TERM INVESTMENTS (Cost $2,183,061)	$ 2,183,061
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.9% (Cost $93,331,283)	$105,891,919
	OTHER ASSETS AND LIABILITIES — 0.1%	$ 146,545
	net assets — 100.0%	$ 106,038,464

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2022.
Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2022, aggregated $73,672,773 and $85,229,441, respectively.
At December 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $93,772,224 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,323,935
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,204,240)
Net unrealized appreciation	$12,119,695
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2022, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$103,708,858	$ —	$ —	$103,708,858
Open-End Fund	2,183,061	—	—	2,183,061
Total Investments in Securities	$105,891,919	$—	$—	$105,891,919
During the year ended December 31, 2022, there were no transfers in or out of Level 3.
12
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 12/31/22
ASSETS:
Investments in unaffiliated issuers, at value (cost $93,331,283)	$105,891,919
Receivables —
Portfolio shares sold	19,120
Dividends	212,141
Interest	3,358
Total assets	$106,126,538
LIABILITIES:
Payables —
Portfolio shares repurchased	$12,593
Trustees' fees	221
Professional fees	53,524
Printing expense	6,200
Management fees	7,542
Administrative expenses	3,722
Distribution fees	1,984
Accrued expenses	2,288
Total liabilities	$ 88,074
NET ASSETS:
Paid-in capital	$79,988,094
Distributable earnings	26,050,370
Net assets	$ 106,038,464
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $33,515,871/2,921,830 shares)	$ 11.47
Class ll (based on $72,522,593/6,404,912 shares)	$ 11.32
The accompanying notes are an integral part of these financial statements.
13

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations
FOR THE YEAR ENDED 12/31/22
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $5,057)	$ 2,950,776
Total Investment Income		$ 2,950,776
EXPENSES:
Management fees	$ 737,880
Administrative expenses	34,864
Distribution fees
Class ll	196,881
Custodian fees	1,001
Professional fees	79,232
Printing expense	20,178
Officers' and Trustees' fees	8,693
Insurance expense	1,160
Miscellaneous	3,759
Total expenses		$ 1,083,648
Net investment income		$ 1,867,128
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 11,515,058
Class action proceeds	116,618
Other assets and liabilities denominated in foreign currencies	14,133	$ 11,645,809
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(21,067,100)
Other assets and liabilities denominated in foreign currencies	(7)	$(21,067,107)
Net realized and unrealized gain (loss) on investments		$ (9,421,298)
Net decrease in net assets resulting from operations		$ (7,554,170)
14
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Year Ended 12/31/22	Year Ended 12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 1,867,128	$ 1,960,312
Net realized gain (loss) on investments	11,645,809	93,986,078
Change in net unrealized appreciation (depreciation) on investments	(21,067,107)	(23,799,250)
Net increase (decrease) in net assets resulting from operations	$ (7,554,170)	$ 72,147,140
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($9.20 and $0.20 per share, respectively)	$ (14,720,475)	$ (351,985)
Class ll ($9.05 and $0.16 per share, respectively)	(33,173,156)	(1,889,458)
Total distributions to shareowners	$ (47,893,631)	$ (2,241,443)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 10,673,559	$ 14,596,528
Reinvestment of distributions	47,893,631	2,241,443
Cost of shares repurchased	(26,124,584)	(65,289,704)
In-kind redemptions	—	(175,368,797)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ 32,442,606	$ (223,820,530)
Net decrease in net assets	$ (23,005,195)	$(153,914,833)
NET ASSETS:
Beginning of year	$129,043,659	$ 282,958,492
End of year	$ 106,038,464	$ 129,043,659
	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount	Year Ended 12/31/21 Shares	Year Ended 12/31/21 Amount
Class l
Shares sold	80,858	$ 1,253,027	80,940	$ 1,696,730
Reinvestment of distributions	1,437,546	14,720,475	16,753	351,985
Less shares repurchased	(258,792)	(3,944,018)	(271,723)	(5,650,499)
Net increase (decrease)	1,259,612	$ 12,029,484	(174,030)	$ (3,601,784)
Class ll
Shares sold	527,640	$ 9,420,532	608,309	$ 12,899,798
Reinvestment of distributions	3,277,980	33,173,156	91,014	1,889,458
Less shares repurchased	(1,382,095)	(22,180,566)	(2,864,283)	(59,639,205)
In-kind redemptions	—	—	(7,946,026)	(175,368,797)
Net increase (decrease)	2,423,525	$ 20,413,122	(10,110,986)	$(220,218,746)
The accompanying notes are an integral part of these financial statements.
15

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 23.08	$ 17.97	$ 18.46	$ 15.53	$ 21.11
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.27	0.21	0.17	0.20	0.23
Net realized and unrealized gain (loss) on investments	(2.68)	5.10	0.07	4.11	(4.01)
Net increase (decrease) from investment operations	$ (2.41)	$ 5.31	$ 0.24	$ 4.31	$ (3.78)
Distributions to shareowners:
Net investment income	(0.45)	(0.20)	(0.20)	(0.24)	(0.14)
Net realized gain	(8.75)	—	(0.53)	(1.14)	(1.66)
Total distributions	$ (9.20)	$ (0.20)	$ (0.73)	$ (1.38)	$ (1.80)
Net increase (decrease) in net asset value	$ (11.61)	$ 5.11	$ (0.49)	$ 2.93	$ (5.58)
Net asset value, end of period	$ 11.47	$ 23.08	$ 17.97	$ 18.46	$ 15.53
Total return(b)	(5.64)%(c)	29.67%	2.14%	28.44%	(19.34)%
Ratio of net expenses to average net assets	0.78%	0.75%	0.74%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets	1.83%	1.01%	1.10%	1.14%	1.19%
Portfolio turnover rate	66%	60%	88%	93%	81%
Net assets, end of period (in thousands)	$33,516	$38,358	$32,989	$37,384	$33,506

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Portfolio had not recognized gains from class action proceeds during the year ended December 31, 2022, the total return would have been (5.72)%.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
16
The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 22.78	$ 17.74	$ 18.23	$ 15.35	$ 20.87
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.23	0.14	0.13	0.15	0.18
Net realized and unrealized gain (loss) on investments	(2.64)	5.06	0.06	4.06	(3.95)
Net increase (decrease) from investment operations	$ (2.41)	$ 5.20	$ 0.19	$ 4.21	$ (3.77)
Distributions to shareowners:
Net investment income	(0.30)	(0.16)	(0.15)	(0.19)	(0.09)
Net realized gain	(8.75)	—	(0.53)	(1.14)	(1.66)
Total distributions	$ (9.05)	$ (0.16)	$ (0.68)	$ (1.33)	$ (1.75)
Net increase (decrease) in net asset value	$ (11.46)	$ 5.04	$ (0.49)	$ 2.88	$ (5.52)
Net asset value, end of period	$ 11.32	$ 22.78	$ 17.74	$ 18.23	$ 15.35
Total return(b)	(5.88)%(c)	29.37%	1.87%	28.08%	(19.49)%
Ratio of net expenses to average net assets	1.03%	0.98%	0.99%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets	1.56%	0.69%	0.85%	0.89%	0.95%
Portfolio turnover rate	66%	60%	88%	93%	81%
Net assets, end of period (in thousands)	$72,523	$90,686	$249,969	$247,058	$223,863

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Portfolio had not recognized gains from class action proceeds during the year ended December 31, 2022, the total return would have been (5.97)%.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
17

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
Effective August 19, 2022, the Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
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Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2022, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return
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Notes to Financial Statements 12/31/22 (continued)
of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At December 31, 2022, the Portfolio reclassified $6,298 to increase distributable earnings and $6,298 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, was as follows:
	2022	2021
Distributions paid from:
Ordinary income	$17,850,764	$2,241,443
Long-term capital gains	30,042,867	—
Total	$47,893,631	$2,241,443
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 1,877,459
Undistributed long-term capital gains	12,053,216
Net unrealized appreciation	12,119,695
Total	$ 26,050,370
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments, impair the Portfolio's ability to satisfy redemption requests, and negatively impact the Portfolio's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
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The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Portfolio's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non- U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
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Notes to Financial Statements 12/31/22 (continued)
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2022, the effective management fee was equivalent to 0.65% of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended December 31, 2022, the Portfolio paid $8,693 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At December 31, 2022, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $221 and a payable for administrative expenses of $3,722, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Mid Cap Value VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Mid Cap Value VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
March 1, 2023
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Additional Information (unaudited)
For the year ended December 31, 2022, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.
The Portfolio designated $30,042,867 as long-term capital gains distributions during the year ended December 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 20.68%.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2022 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2022, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees discussed the Portfolio’s performance with the Adviser on a more frequent basis in light of the Portfolio’s unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted Amundi US’s explanation for the Portfolio's relative performance and the steps taken by Amundi US to address the Portfolio’s performance, including enhancing the investment process used for the
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Approval of Renewal of Investment Management Agreement (continued)
Portfolio. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues
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and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers
The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present); Director, Quadriserv, Inc.
(2005 – 2013); and Commissioner,
New Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (71)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (65) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
28

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Craig C. MacKay (59) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 1995. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
29

Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Fred J. Ricciardi (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Interested Trustees
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
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Pioneer Mid Cap Value VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Trust Officers
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (51) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (50) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
31

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
18647-17-0223

Pioneer Variable Contracts Trust
Pioneer Fund

VCT Portfolio
Class I and II Shares
Annual Report  |  December 31, 2022
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Fund VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 12/31/22
Sector Distribution
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1.	Alphabet, Inc.	6.98%
2.	Apple, Inc.	5.05
3.	Microsoft Corp.	4.72
4.	Analog Devices, Inc.	4.67
5.	Truist Financial Corp.	4.38

*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/22
Prices and Distributions
Net Asset Value per Share	12/31/22	12/31/21
Class l	$13.05	$19.80
Class ll	$13.19	$19.97

Distributions per Share (1/1/22 - 12/31/22)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$0.0985	$1.0505	$1.6765
Class ll	$0.0600	$1.0505	$1.6765

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor’s 500 Index (the S&P 500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Standard & Poor’s 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly,assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2022)
	Class l	Class ll	S&P 500 Index
10 Years	12.59%	12.32%	12.56%
5 Years	10.62%	10.35%	9.42%
1 Year	-19.50%	-19.68%	-18.11%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio
Based on actual returns from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,006.00	$1,005.30
Expenses Paid During Period*	$ 3.84	$ 5.10

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.76% and 1.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,021.37	$1,020.11
Expenses Paid During Period*	$ 3.87	$ 5.14

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.76% and 1.01% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown.Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following discussion, Jeff Kripke discusses the market environment during the 12-month period ended December 31, 2022, and Pioneer Fund VCT Portfolio’s performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio, along with James Yu, a vice president and a portfolio manager at Amundi US, Craig Sterling, Managing Director, Director of Core Equity and Head of Equity Research, US, and a portfolio manager at Amundi US, and John Carey, Managing Director, Director of Equity Income, US, and a portfolio manager at Amundi US.
Q:	How did the Portfolio perform over the 12-month period ended December 31, 2022?
A:	Pioneer Fund VCT Portfolio’s Class I shares returned -19.50% at net asset value during the 12-month period ended December 31, 2022, and Class II shares returned -19.68%, while the Portfolio’s benchmark, the Standard & Poor’s 500 Index (the S&P 500), returned -18.11%.
Q:	How would you describe the market for equities during the 12-month period ended December 31, 2022?
A:	The 12-month period ended December 31, 2022 featured heavy equity-market volatility, persistently high inflation readouts, and rising interest rates, all of which combined to lead to a broad retreat in the performance of domestic equities.
In response to high levels of inflation not seen in roughly 40 years, the US Federal Reserve (Fed) began raising the target range for the federal funds rate in March 2022, and also ended its pandemic-era quantitative easing (bond purchase) program. The Fed increased the federal funds rate’s target range seven times between March and December 2022, including four consecutive increases of 75 basis points (bps) each from June to November 2022, an unprecedented occurrence (a basis point is equal to 1/100th of a percentage point). The Fed also enacted another 50-bps increase in interest rates in December, just before the end of the period.
The decline in the domestic equity market was particularly concentrated within growth stocks, which dramatically underperformed value stocks for the 12-month period. The broad US equity market, as measured by the S&P 500, registered a total return of -18.11% over the 12-month period, a significant drop-off from the 28.71% return the S&P 500 generated over the previous 12-month period ended December 31, 2021.
Market participants preferred value stocks over growth stocks during the past year, as shares of growth-oriented companies – which can be susceptible to rising interest rates, given that higher rates have tended to erode the value of those companies’ earnings over the longer term – were shunned by investors in response to the Fed’s attempts to combat inflation by increasing the federal funds target range.
During the 12-month period, the yield on the 10-year US Treasury bond rose from 1.51% (as of December 31, 2021) to 3.88% (as of December 31, 2022). That development presented a significant headwind to the performance of growth stocks, and particularly shares of those growth-oriented companies with high valuations based largely on future earnings.
Among the worst performers over the past year were the mega-cap technology stocks that had fared well during the COVID-19 pandemic in a

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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

stay-at-home environment. The four largest stocks in the S&P 500 – Apple, Microsoft, Alphabet, and Amazon.com – all fell by well over 20%.
Only two sectors in the S&P 500 managed to eke out positive returns for the year: energy and utilities. Meanwhile, consumer discretionary, communication services, and information technology were the worst performers in the S&P 500, each declining by between 28% and 39% for the 12-month period ended December 31, 2022.
Q:	Which of your investment decisions either contributed positively to, or detracted from, the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2022?
A:	The Portfolio underperformed the S&P 500 for the 12 months ended December 31, 2022. Style preference was the primary driver of the Portfolio’s benchmark-relative underperformance for the full calendar year as ‒ consistent with our investment philosophy – the Portfolio was underweight versus the benchmark to low-price-to-earnings (P/E) stocks in favor of what we saw as higher-quality companies that we believe can sustain profits through a period of high inflation and declining economic growth. For the 12-month period ended December 31, 2022, low-P/E stocks outperformed as interest rates as well as the cost of capital have risen. On the other hand, the Portfolio’s relative performance for the calendar year benefited from an underweight to stocks in the highest-P/E quintile within the S&P 500, due to our valuation discipline, which became an even bigger factor in the fourth quarter. However, the underweight to low-P/E stocks still offset that positive contribution and accounted for all of the Portfolio’s relative underperformance for the full 2022 calendar year. (P/E Ratio reflects the price of a stock divided by its earnings per share. Cost of capital represents a calculation of the minimum return a company would need to justify a capital-budgeting project, such as building a new factory.)
At the sector level, stock selection results in the health care and financials sectors were the biggest drags on the Portfolio’s relative returns. Meanwhile, stock selections in the communication services and information technology sectors benefited the Portfolio’s relative performance. With regard to sector allocation, the Portfolio’s overweight to the underperforming communication services sector detracted from relative returns, while an overweight to the strong-performing energy sector contributed positively to relative performance. Given its environmental, social, and governance (ESG) orientation, we have been selective with regard to the Portfolio’s energy exposure, favoring companies that have been responsibly helping to meet short-term and longer-term energy demand. We favored the sector this past year, due to what we believe are attractive valuations amidst rising energy prices, though we have reduced the Portfolio’s energy positions more recently. With regard to individual positions, Portfolio holdings that were key detractors from benchmark-relative returns for the 12-month period included Alphabet, Elanco Animal Health, and Live Nation Entertainment. Alphabet’s share price was caught in the downdraft that affected the four largest mega-cap stocks in the S&P 500 during the period (discussed earlier), as investors sought out value over growth in an environment featuring rising interest rates. Elanco Animal Health was another detractor from the Portfolio’s relative results for the period. While we have avoided investing the Portfolio in what we regard as distressed-value companies, as they do not meet our
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22 (continued)
investment criteria, we will at times hold value stocks in the Portfolio that can require more patience for the investment thesis to play out. Elanco, an animal health provider, is an example. Our investment thesis for Elanco is that new products could lead to higher revenue growth and improved profitability. So far, the company has not delivered, which has caused the stock to underperform the broader market. However, we continue to believe that if Elanco is successful with both its new product-launch cycle and cost-cutting measures, investors’ concerns could abate. In communication services, the Portfolio’s position in Live Nation Entertainment hindered relative performance over the 12-month period. Despite producing good results in its most recent quarter, driven by a strong summer season, Live Nation’s shares underperformed in the wake of scrutiny over the handling of ticket presales for an upcoming Taylor Swift tour. We continue to hold the shares in the Portfolio, and believe the recent issues do not present a long-term challenge to the sustainability of Live Nation’s business.
Holdings of energy stocks contributed positively to the Portfolio’s relative results for the 12-month period – including positions in Schlumberger and EOG Resources – as did lack of exposure to Tesla. Schlumberger is a leading oilfield services company. The shares made a significant, positive contribution to the Portfolio’s relative performance during the 12-month period, as oil prices remained high due to tight supply and geopolitical tensions. Schlumberger is a dominant firm in the oilfield services space and is widely regarded as the technology leader, allowing the company to attain premium pricing and maintain a competitive edge. We believe Schlumberger emerged from the recent down cycle for energy firms as a leaner, less capital-intensive company, which could lead to a more sustainable business over the long-term. The company also plays a critical role in addressing climate change by helping oil and gas companies improve operational efficiency while reducing or avoiding emissions and lowering water usage. Schlumberger has been making investments in businesses that support clean energy, carbon capture services, and geothermal energy. EOG Resources is a low-cost oil and gas producer, which outperformed for the full 12-month period, mainly due to the sharp increase in energy prices seen earlier in the year. While the elevated prices have subsided, they have remained relatively high. Finally, lack of exposure to S&P 500 component Tesla benefited the Portfolio’s relative performance for the period. Even despite its recent underperformance, Tesla has remained one of the highest-valuation stocks in the industry, and remains squarely within the top quintile of the S&P 500. Tesla faced a slew of difficulties in 2022, including missed sales estimates, falling demand amid recession fears and interest-rate hikes, heightened competition, and continued pandemic-induced production challenges. Investors have also grown concerned over CEO Elon Musk’s purchase of Twitter, and whether he is dedicating too much of his time to that endeavor. We continue to believe that Tesla remains overvalued.
Did the Portfolio have any exposure to derivative securities during the 12-month period ended December 31, 2022?
A:	No, the Portfolio had no exposure to derivatives during the period.
Q:	Could you discuss the Portfolio’s commitment to ESG investing?
A:	We consider environmental, social, and corporate governance (ESG) factors in our fundamental research and investment selection processes. We believe
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Portfolio, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.
this information helps us gain a more complete understanding of a company and its business. We have historically followed ESG criteria in managing the Portfolio. However, ESG investment criteria were formally incorporated into the Portfolio’s prospectus on July 1, 2018. The Portfolio generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products, and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses. We also consider pertinent ESG information, including ESG ratings, in seeking to avoid investing in companies perceived to have the most ESG-related risk.
Q:	What is your outlook as the Portfolio enters a new fiscal year?
A:	We anticipate continued market volatility as the Fed raises interest rates, inflation concerns persist, and the Russia-Ukraine conflict continues. However, we have grown more optimistic as equity valuations have become much more attractive, and we think a recession, if it occurs, is likely to be a shallow one, given the financial health of consumers. We believe US equities remain the best risk-reward opportunity globally.
We believe maintaining balanced exposures to stocks that we think may benefit from higher prices and interest rates, such as shares of banks and energy firms; to reasonably priced growth stocks, such as shares of semiconductor companies; and to more defensively oriented stocks, is the ideal approach in the current investment environment. By comparison, we believe equities of hyper-growth, unprofitable companies could be vulnerable to valuation compression if interest rates continue to rise. We also think low-quality, distressed-value stocks may underperform, especially shares of companies with excessive debt loads.
As of the end of December, the Portfolio’s largest overweights relative to the S&P 500 were to the materials, communication services, and information technology sectors, though we have decreased the size of the overweight to information technology, somewhat. Despite its weak performance in 2022, we continue to believe the communication services sector has a favorable risk-reward profile, given potential long-term secular drivers for companies in the sector, such as artificial intelligence. The Portfolio’s biggest underweight positions versus the benchmark are in the consumer-related sectors, due to concerns about sluggish unit-volume growth, and valuations. The Portfolio is also slightly underweight to financials, though it is overweight to banks, with a preference for regional banks. The Portfolio also continues to have no exposure to the real estate and utilities sectors, which have tended to be interest-rate sensitive.
Please refer to the Schedule of Investments on pages 8 to 10 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

7

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22
Shares		Value
UNAFFILIATED ISSUERS — 100.1%
Common Stocks — 100.1% of Net Assets
Air Freight & Logistics — 2.8%
18,644	United Parcel Service, Inc., Class B	$ 3,241,073
	Total Air Freight & Logistics	$ 3,241,073
Banks — 9.9%
127,423	Citizens Financial Group, Inc.	$ 5,016,643
8,191	PNC Financial Services Group, Inc.	1,293,687
117,380	Truist Financial Corp.	5,050,861
	Total Banks	$ 11,361,191
Biotechnology — 3.0%
2,921(a)	Regeneron Pharmaceuticals, Inc.	$ 2,107,472
4,852(a)	Vertex Pharmaceuticals, Inc.	1,401,161
	Total Biotechnology	$ 3,508,633
Capital Markets — 1.5%
10,130	CME Group, Inc.	$ 1,703,461
	Total Capital Markets	$ 1,703,461
Chemicals — 4.2%
46,604	International Flavors & Fragrances, Inc.	$ 4,885,963
	Total Chemicals	$ 4,885,963
Construction Materials — 3.3%
11,152	Martin Marietta Materials, Inc.	$ 3,769,041
	Total Construction Materials	$ 3,769,041
Electrical Equipment — 1.3%
5,672	Rockwell Automation, Inc.	$ 1,460,937
	Total Electrical Equipment	$ 1,460,937
Energy Equipment & Services — 1.2%
24,817	Schlumberger, Ltd.	$ 1,326,717
	Total Energy Equipment & Services	$ 1,326,717
Entertainment — 4.0%
21,061	Electronic Arts, Inc.	$ 2,573,233
28,974(a)	Live Nation Entertainment, Inc.	2,020,647
	Total Entertainment	$ 4,593,880
Food & Staples Retailing — 2.7%
6,828	Costco Wholesale Corp.	$ 3,116,982
	Total Food & Staples Retailing	$ 3,116,982
Health Care Equipment & Supplies — 1.0%
14,998	Medtronic Plc	$ 1,165,645
	Total Health Care Equipment & Supplies	$ 1,165,645
Health Care Providers & Services — 2.4%
5,178	UnitedHealth Group, Inc.	$ 2,745,272
	Total Health Care Providers & Services	$ 2,745,272
Hotels, Restaurants & Leisure — 1.4%
1(a)	Booking Holdings, Inc.	$ 2,015
20,391(a)	Planet Fitness, Inc., Class A	1,606,811
	Total Hotels, Restaurants & Leisure	$ 1,608,826
8
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
Interactive Media & Services — 7.0%
91,283(a)	Alphabet, Inc., Class A	$ 8,053,899
	Total Interactive Media & Services	$ 8,053,899
Internet & Direct Marketing Retail — 2.1%
29,240(a)	Amazon.com, Inc.	$ 2,456,160
	Total Internet & Direct Marketing Retail	$ 2,456,160
IT Services — 3.7%
27,228(a)	Akamai Technologies, Inc.	$ 2,295,320
9,514	Visa, Inc., Class A	1,976,629
	Total IT Services	$ 4,271,949
Life Sciences Tools & Services — 4.4%
11,895	Danaher Corp.	$ 3,157,171
3,569	Thermo Fisher Scientific, Inc.	1,965,412
	Total Life Sciences Tools & Services	$ 5,122,583
Machinery — 3.6%
17,085	Caterpillar, Inc.	$ 4,092,883
	Total Machinery	$ 4,092,883
Metals & Mining — 2.9%
89,010	Freeport-McMoRan, Inc.	$ 3,382,380
	Total Metals & Mining	$ 3,382,380
Oil, Gas & Consumable Fuels — 4.0%
35,951	EOG Resources, Inc.	$ 4,656,373
	Total Oil, Gas & Consumable Fuels	$ 4,656,373
Personal Products — 0.6%
2,942	Estee Lauder Cos., Inc., Class A	$ 729,940
	Total Personal Products	$ 729,940
Pharmaceuticals — 4.2%
162,670(a)	Elanco Animal Health, Inc.	$ 1,987,827
7,697	Eli Lilly & Co.	2,815,871
	Total Pharmaceuticals	$ 4,803,698
Road & Rail — 1.5%
8,311	Union Pacific Corp.	$ 1,720,959
	Total Road & Rail	$ 1,720,959
Semiconductors & Semiconductor Equipment — 11.1%
32,854	Analog Devices, Inc.	$ 5,389,041
10,088	KLA Corp.	3,803,479
4,410	Lam Research Corp.	1,853,523
12,062	NVIDIA Corp.	1,762,741
	Total Semiconductors & Semiconductor Equipment	$ 12,808,784
Software — 6.7%
6,917(a)	Adobe, Inc.	$ 2,327,778
22,696	Microsoft Corp.	5,442,955
	Total Software	$ 7,770,733
Specialty Retail — 2.6%
9,342	Home Depot, Inc.	$ 2,950,764
	Total Specialty Retail	$ 2,950,764
The accompanying notes are an integral part of these financial statements.
9

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Shares		Value
Technology Hardware, Storage & Peripherals — 5.1%
44,818	Apple, Inc.	$ 5,823,203
	Total Technology Hardware, Storage & Peripherals	$ 5,823,203
Textiles, Apparel & Luxury Goods — 1.9%
18,754	NIKE, Inc., Class B	$ 2,194,405
	Total Textiles, Apparel & Luxury Goods	$ 2,194,405
	Total Common Stocks (Cost $92,529,898)	$115,326,334

SHORT TERM INVESTMENTS — 0.0%† of Net Assets
Open-End Fund — 0.0%†
70,611(b)	Dreyfus Government Cash Management, Institutional Shares, 4.19%	$ 70,611
$ 70,611
	TOTAL SHORT TERM INVESTMENTS (Cost $70,611)	$ 70,611
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.1% (Cost $92,600,509)	$115,396,945
	OTHER ASSETS AND LIABILITIES — (0.1)%	$ (158,343)
	net assets — 100.0%	$115,238,602

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2022.
†	Amount rounds to less than 0.1%.
Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2022, aggregated $69,535,381 and $80,662,016, respectively.
At December 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $93,856,609 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$28,843,525
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,303,189)
Net unrealized appreciation	$21,540,336
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2022, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$115,326,334	$ —	$ —	$115,326,334
Open-End Fund	70,611	—	—	70,611
Total Investments in Securities	$115,396,945	$—	$—	$115,396,945
During the year ended December 31, 2022, there were no transfers in or out of Level 3.
10
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 12/31/22
ASSETS:
Investments in unaffiliated issuers, at value (cost $92,600,509)	$115,396,945
Receivables —
Portfolio shares sold	2,907
Dividends	118,992
Interest	763
Total assets	$115,519,607
LIABILITIES:
Payables —
Investment securities purchased	$12,207
Portfolio shares repurchased	201,462
Trustees' fees	289
Professional fees	44,265
Management fees	8,192
Administrative expenses	3,584
Distribution fees	565
Accrued expenses	10,441
Total liabilities	$ 281,005
NET ASSETS:
Paid-in capital	$88,645,383
Distributable earnings	26,593,219
Net assets	$115,238,602
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $94,581,206/7,245,574 shares)	$ 13.05
Class ll (based on $20,657,396/1,566,104 shares)	$ 13.19
The accompanying notes are an integral part of these financial statements.
11

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations
FOR THE YEAR ENDED 12/31/22
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 1,863,375
Interest from unaffiliated issuers	21,083
Total Investment Income		$ 1,884,458
EXPENSES:
Management fees	$ 864,511
Administrative expenses	39,504
Distribution fees
Class ll	57,817
Custodian fees	64
Professional fees	71,170
Printing expense	23,895
Officers' and Trustees' fees	9,416
Insurance expense	1,311
Miscellaneous	4,322
Total expenses		$ 1,072,010
Net investment income		$ 812,448
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 4,307,131
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(35,705,012)
Other assets and liabilities denominated in foreign currencies	(528)	$ (35,705,540)
Net realized and unrealized gain (loss) on investments		$(31,398,409)
Net decrease in net assets resulting from operations		$ (30,585,961)
12
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Year Ended 12/31/22	Year Ended 12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 812,448	$ 359,031
Net realized gain (loss) on investments	4,307,131	21,275,624
Change in net unrealized appreciation (depreciation) on investments	(35,705,540)	14,626,360
Net increase (decrease) in net assets resulting from operations	$ (30,585,961)	$ 36,261,015
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($2.83 and $1.57 per share, respectively)	$ (18,350,407)	$ (10,344,714)
Class ll ($2.79 and $1.53 per share, respectively)	(3,744,196)	(1,983,925)
Total distributions to shareowners	$ (22,094,603)	$ (12,328,639)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 8,528,281	$ 13,694,036
Reinvestment of distributions	22,094,603	12,328,639
Cost of shares repurchased	(21,681,473)	(25,539,895)
Net increase in net assets resulting from Portfolio share transactions	$ 8,941,411	$ 482,780
Net increase (decrease) in net assets	$ (43,739,153)	$ 24,415,156
NET ASSETS:
Beginning of year	$158,977,755	$134,562,599
End of year	$115,238,602	$158,977,755
	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount	Year Ended 12/31/21 Shares	Year Ended 12/31/21 Amount
Class l
Shares sold	163,563	$ 2,572,203	268,243	$ 5,052,659
Reinvestment of distributions	1,430,043	18,350,407	579,267	10,344,714
Less shares repurchased	(1,072,180)	(15,903,332)	(1,039,551)	(19,121,469)
Net increase (decrease)	521,426	$ 5,019,278	(192,041)	$ (3,724,096)
Class ll
Shares sold	355,269	$ 5,956,078	460,082	$ 8,641,377
Reinvestment of distributions	289,223	3,744,196	110,287	1,983,925
Less shares repurchased	(370,904)	(5,778,141)	(348,203)	(6,418,426)
Net increase	273,588	$ 3,922,133	222,166	$ 4,206,876
The accompanying notes are an integral part of these financial statements.
13

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 19.80	$ 16.83	$ 14.95	$ 13.52	$ 18.29
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.10	0.05	0.11	0.16	0.18
Net realized and unrealized gain (loss) on investments	(4.02)	4.49	3.19	3.83	(0.24)
Net increase (decrease) from investment operations	$ (3.92)	$ 4.54	$ 3.30	$ 3.99	$ (0.06)
Distributions to shareowners:
Net investment income	(0.10)	(0.06)	(0.11)	(0.15)	(0.19)
Net realized gain	(2.73)	(1.51)	(1.31)	(2.41)	(4.52)
Total distributions	$ (2.83)	$ (1.57)	$ (1.42)	$ (2.56)	$ (4.71)
Net increase (decrease) in net asset value	$ (6.75)	$ 2.97	$ 1.88	$ 1.43	$ (4.77)
Net asset value, end of period	$ 13.05	$ 19.80	$ 16.83	$ 14.95	$ 13.52
Total return(b)	(19.50)%	27.98%	24.28%	31.33%	(1.51)%(c)
Ratio of net expenses to average net assets	0.76%	0.79%	0.79%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets	0.65%	0.28%	0.77%	1.08%	1.12%
Portfolio turnover rate	53%	87%	91%	70%	58%
Net assets, end of period (in thousands)	$94,581	$133,162	$116,401	$99,853	$84,375

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
14
The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 19.97	$ 16.97	$ 15.06	$ 13.60	$ 18.35
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.06	0.01	0.08	0.12	0.14
Net realized and unrealized gain (loss) on investments	(4.05)	4.52	3.21	3.86	(0.24)
Net increase (decrease) from investment operations	$ (3.99)	$ 4.53	$ 3.29	$ 3.98	$ (0.10)
Distributions to shareowners:
Net investment income	(0.06)	(0.02)	(0.07)	(0.11)	(0.13)
Net realized gain	(2.73)	(1.51)	(1.31)	(2.41)	(4.52)
Total distributions	$ (2.79)	$ (1.53)	$ (1.38)	$ (2.52)	$ (4.65)
Net increase (decrease) in net asset value	$ (6.78)	$ 3.00	$ 1.91	$ 1.46	$ (4.75)
Net asset value, end of period	$ 13.19	$ 19.97	$ 16.97	$ 15.06	$ 13.60
Total return(b)	(19.68)%	27.65%	23.96%	31.03%	(1.74)%(c)
Ratio of net expenses to average net assets	1.01%	1.04%	1.04%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	0.41%	0.03%	0.50%	0.83%	0.88%
Portfolio turnover rate	53%	87%	91%	70%	58%
Net assets, end of period (in thousands)	$20,657	$25,816	$18,162	$13,638	$11,237

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
15

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Fund VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust"),a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
Effective August 19, 2022, the Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner  (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
16

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2022, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from
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Notes to Financial Statements 12/31/22 (continued)
the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, was as follows:
	2022	2021
Distributions paid from:
Ordinary income	$ 9,001,013	$ 2,776,642
Long-term capital gains	13,093,590	9,551,997
Total	$ 22,094,603	$12,328,639
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 78,363
Undistributed long-term capital gains	4,974,519
Other book/tax temporary differences	1
Net unrealized appreciation	21,540,336
Total	$26,593,219
The differences between book-basis and tax-basis net unrealized appreciation are attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments, impair the Portfolio's ability to satisfy redemption requests, and negatively impact the Portfolio's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Portfolio's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent
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Notes to Financial Statements 12/31/22 (continued)
limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2022, the effective management fee was equivalent to 0.65% of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended December 31, 2022, the Portfolio paid $9,416 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At December 31, 2022, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $289 and a payable for administrative expenses of $3,584, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Fund VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Fund VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
March 1, 2023
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Additional Information (unaudited)
For the year ended December 31, 2022, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intends to designate up to the maximum amount of such dividends allowable as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.
The Portfolio designated $13,093,590 as long-term capital gains distributions during the year ended December 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Portfolio’s ordinary income dividends for the purpose of the corporate dividends received deduction was 25.95%.
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Fund VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2022 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2022, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
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Approval of Renewal of Investment Management Agreement (continued)
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class I shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also
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considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Trustees, Officers and Service Providers
The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present); Director, Quadriserv, Inc.
(2005 – 2013); and Commissioner,
New Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (71)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (65) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
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Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Craig C. MacKay (59) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 1995. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
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Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Fred J. Ricciardi (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Interested Trustees
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
28

Pioneer Fund VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Trust Officers
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (51) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (50) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
29

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
18649-17-0223

Pioneer Variable Contracts Trust
Pioneer Real Estate Shares

VCT Portfolio
Class I and II Shares
Annual Report  |  December 31, 2022
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Real Estate Shares VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 12/31/22
Sector Distribution
(As a percentage of total investments)*
5 Largest Holdings
(As a percentage of total investments)*
1.	Prologis, Inc.	9.14%
2.	Gaming and Leisure Properties, Inc.	5.76
3.	Public Storage	5.41
4.	Kimco Realty Corp.	4.99
5.	Realty Income Corp.	4.95

*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Performance Update 12/31/22
Prices and Distributions
Net Asset Value per Share	12/31/22	12/31/21
Class l	$6.69	$10.65
Class ll	$6.73	$10.69

Distributions per Share (1/1/22 - 12/31/22)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
Class l	$0.1640	$—	$0.5398
Class ll	$0.1297	$—	$0.5398

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2022)
	Class I	Class II	MSCI U.S. REIT Index
10 Years	5.11%	4.86%	6.48%
5 Years	1.45%	1.19%	3.69%
1 Year	-30.84%	-31.02%	-24.51%
All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
Effective January 1, 2018, the Adviser became directly responsible for portfolio management of the Portfolio. The performance shown for periods prior to January 1, 2018 reﬂects the investment strategies employed during those periods.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

2

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio
Based on actual returns from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$ 926.40	$ 925.00
Expenses Paid During Period*	$ 6.46	$ 7.67

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 1.33% and 1.58% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,018.50	$1,017.24
Expenses Paid During Period*	$ 6.77	$ 8.03

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 1.33% and 1.58% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
3

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
Note to Shareholders: The Trustees of Pioneer Variable Contracts Trust have authorized the liquidation of Pioneer Real Estate Shares VCT Portfolio. It is anticipated that the Portfolio will be liquidated on or about April 28, 2023.
In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments and the factors that influenced the performance of Pioneer Real Estate Shares VCT Portfolio during the 12-month reporting period ended December 31, 2022. Mr. Haddad, a vice president and portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Portfolio.
Q:	How did the Portfolio perform during the 12-month period ended December 31, 2022?
A:	Pioneer Real Estate Shares VCT Portfolio’s Class I shares returned -30.84% at net asset value during the 12-month period ended December 31, 2022, and Class II shares returned -31.02%, while the Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) US Real Estate Investment Trust (REIT) Index*, returned -24.51%.
Q:	How would you describe the market environment for investing in US REITs during the 12-month period ended December 31, 2022?
A:	The Russian-Ukraine war, supply-chain challenges, high inflation, and the Federal Reserve’s (Fed’s) aggressive tightening of monetary policy weighed on investor sentiment during the 12-month period, leading to significant losses in equity markets, and especially for REITs.
To tackle the stubbornly high inflation, the Fed increased the target range of its benchmark federal funds rate seven times in 2022, taking the target from near-zero to 4.25%-4.50%. The rate-hiking cycle by the Fed included four unusually large 0.75% interest-rate increases. REITs, along with the broader equity markets, did regain some ground in the fourth quarter, due to signs that inflation was moderating, and to optimism among investors that the Fed’s pace of monetary tightening could slow heading into 2023. However, that optimism faded as hawkish rhetoric from the Fed during December heightened investors’ fears about a potential recession.
Amid the bearish market sentiment, most major asset classes posted negative returns for the 12-month period. Calendar 2022 was the worst year on record for US bonds, in fact, with the Bloomberg US Aggregate Bond Index, a broad measure of US fixed-income markets, finishing well into
*	The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

negative territory, at -13.01%. Stocks also struggled, with the Standard & Poor’s 500 Index, a broad measure of US equity-market performance, returning -18.11% for the 12-month period.
Amid the deceleration in fundamentals, the US real estate market experienced a slowdown in merger-and-acquisition activity during the period. REITs faced idiosyncratic challenges as well. Historically, investors have often turned to REITs as a hedge against inflation, due to the ability of most REIT subsectors to pass along higher costs to their tenants. However, recession worries have led to fears of rising unemployment and to questions about the ability of tenants to meet their rent obligations. Additionally, REITs are a capital-intensive business, and so investors have been worried that higher interest rates could weigh on future earnings.
Q:	Which of your investments or strategies detracted from the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2022?
A:	The Portfolio’s positioning within two REIT subsectors accounted for much of the benchmark-relative underperformance for the 12-month period. An overweight position in the underperforming warehouse (industrial) REIT sector detracted the most from benchmark-relative returns. Despite business fundamentals remaining resilient throughout the period, warehouses have struggled because they have been perceived as higher-risk, long-duration assets. (Long-duration assets, from an equity standpoint, require more time than short-duration assets to produce income, and higher interest rates can erode the value of future earnings for longer-duration equities.) In addition, an overweight position in self-storage REITS detracted from the Portfolio’s relative results. Historically, the self-storage sector has proved resilient during economic slowdowns, but the collapse in housing starts has had the effect of curtailing the ability of people to move, thus, in our view, reducing demand for the self-storage space.
Individual Portfolio positions that were key detractors from benchmark-relative returns during the period included East Group Properties (EGP) and National Storage Affiliates (NSA). As with the industrial REIT sector in general, the Portfolio’s investment in EGP underperformed, due to worries about Amazon.com’s slowing warehouse leasing needs. NSA, a self-storage REIT focused on secondary and tertiary markets, experienced a slowdown in rental-rate increases in 2022, after a stronger showing in 2021.
Q:	Which of your investments or strategies aided the Portfolio’s benchmark-relative performance during the 12-month period ended December 31, 2022?
A:	The top positive contributor to the Portfolio’s benchmark-relative returns during the 12-month period was an overweight position in Gaming & Leisure Properties (GLPI), which outperformed. GLPI owns casino properties leased to gaming companies. Casinos benefited during the period from a solid consumer and from Consumer Price Index escalators in their tenant contracts, which tended to shield them from the effects of rising inflation. Another key positive contributor to the Portfolio’s relative returns for the period was an investment in multifamily REIT, Preferred Apartment Communities (APTS). The shares rallied on an announcement that the company was to be acquired at a substantional premium over APTS’s closing stock price the day before the deal was announced.
5

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22 (continued)
A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Portfolio may invest in fewer than 40 securities and, as a result, its performance may be more volatile than the performance of other portfolios holding more securities.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise.
The Portfolio continues to hold a benchmark-relative underweight exposure to office REITs. We have limited the Portfolio’s office REIT exposure due to structural issues facing that segment of the market, including increased capital intensity, labor and property-tax cost increases, and work-from-home trends. Consequently, we have de-emphasized investing the Portfolio in the large-office REIT segment, which underperformed during the 12-month period, and so that positioning benefited relative returns. Finally, the Portfolio’s relative performance also benefited from our decision to avoid investing in many of the poorer-performing REITs in the apartment sector, given our preference for non-coastal REITs versus coastal REITs.
Q:	Did the Portfolio have exposure to any derivative securities during the 12-month period ended December 31, 2022?
A:	No, the Portfolio had no exposure to derivative investments during the 12-month period.
Q:	What is your outlook for REITs as 2023 begins?
A:	Looking ahead, we believe the US real estate market faces a challenging macroeconomic environment, with high, but slowly moderating inflation. That backdrop may force the Fed to keep interest rates higher for a longer period of time, in our view. With investors concerned about a coming recession, the general health of the consumer, and tenant credit quality across several subsectors of the REIT universe, we think the outlook for the asset class remains cloudy. We feel those are legitimate concerns that could contribute to a further slowdown in earnings.
Stock selection will continue to be key in this environment, in our view, and we have remained focused on investing the Portfolio in what we believe to be high-quality, higher-growth companies, and in economically resilient sectors within the MSCI US REIT Index, many of which experienced valuation corrections during 2022.
Please refer to the Schedule of Investments on pages 7 to 8 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

6

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22
Shares		Value
	UNAFFILIATED ISSUERS — 100.0%
	Common Stocks — 97.3% of Net Assets
	Equity Real Estate Investment Trusts (REITs) — 94.1%
7,574	Agree Realty Corp.	$ 537,224
7,344	Alexander & Baldwin, Inc.	137,553
1,257	Alexander's, Inc.	276,615
6,826	American Homes 4 Rent, Class A	205,736
18,477	Apartment Investment and Management Co., Class A	131,556
44,515	Apple Hospitality REIT, Inc.	702,447
8,996	Armada Hoffler Properties, Inc.	103,454
24,082	Brixmor Property Group, Inc.	545,939
1,681	Camden Property Trust	188,070
7,469	CareTrust REIT, Inc.	138,774
11,899	Chatham Lodging Trust	146,001
4,440	Corporate Office Properties Trust	115,174
3,937	EastGroup Properties, Inc.	582,912
13,512	Equity Commonwealth	337,395
7,117	Equity LifeStyle Properties, Inc.	459,758
13,507	Essential Properties Realty Trust, Inc.	317,009
4,836	Extra Space Storage, Inc.	711,762
18,088	Gaming and Leisure Properties, Inc.	942,204
5,171	Getty Realty Corp.	175,038
9,119	Healthpeak Properties, Inc.	228,613
2,922	Innovative Industrial Properties, Inc.	296,145
12,267	Iron Mountain, Inc.	611,510
38,531	Kimco Realty Corp.	816,087
10,642	Kite Realty Group Trust	224,014
4,207	Mid-America Apartment Communities, Inc.	660,457
8,430	National Health Investors, Inc.	440,215
19,247	Omega Healthcare Investors, Inc.	537,954
7,691	Phillips Edison & Co., Inc.	244,881
13,254	Prologis, Inc.	1,494,123
3,156	Public Storage	884,280
2,280	Rayonier, Inc.	75,149
12,775	Realty Income Corp.	810,318
11,873	Rexford Industrial Realty, Inc.	648,741
4,293	Ryman Hospitality Properties, Inc.	351,082
4,340	Universal Health Realty Income Trust	207,148
9,218	Urstadt Biddle Properties, Inc., Class A	174,681
4,408	WP Carey, Inc.	344,485
	Total Equity Real Estate Investment Trusts (REITs)	$15,804,504
	Household Durables — 2.0%
3,764	Lennar Corp., Class A	$ 340,642
	Total Household Durables	$ 340,642
	Real Estate Management & Development — 1.2%
1,568(a)	CBRE Group, Inc., Class A	$ 120,673
1,669(a)	FRP Holdings, Inc.	89,892
	Total Real Estate Management & Development	$ 210,565
	Total Common Stocks (Cost $15,089,736)	$16,355,711

The accompanying notes are an integral part of these financial statements.
7

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Shares		Value

	SHORT TERM INVESTMENTS — 2.7% of Net Assets
	Open-End Fund — 2.7%
445,260(b)	Dreyfus Government Cash Management, Institutional Shares, 4.19%	$ 445,260
		$ 445,260
	TOTAL SHORT TERM INVESTMENTS (Cost $445,260)	$ 445,260
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.0% (Cost $15,534,996)	$16,800,971
	OTHER ASSETS AND LIABILITIES — 0.0%	$ 2,517
	net assets — 100.0%	$16,803,488

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2022.
Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2022, aggregated $26,247,791 and $29,176,490, respectively.
At December 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $15,573,862 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,221,233
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(994,124)
Net unrealized appreciation	$1,227,109
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2022, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$16,355,711	$ —	$ —	$16,355,711
Open-End Fund	445,260	—	—	445,260
Total Investments in Securities	$ 16,800,971	$—	$—	$ 16,800,971
During the year ended December 31, 2022, there were no transfers in or out of Level 3.
8
The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 12/31/22
ASSETS:
Investments in unaffiliated issuers, at value (cost $15,534,996)	$16,800,971
Receivables —
Portfolio shares sold	219
Dividends	75,104
Interest	917
Other assets	470
Total assets	$16,877,681
LIABILITIES:
Payables —
Portfolio shares repurchased	$13,423
Professional fees	49,785
Printing expense	5,040
Shareowner fees	3,675
Management fees	1,471
Administrative expenses	96
Distribution fees	336
Accrued expenses	367
Total liabilities	$ 74,193
NET ASSETS:
Paid-in capital	$15,594,641
Distributable earnings	1,208,847
Net assets	$16,803,488
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class I (based on $4,538,355/678,778 shares)	$ 6.69
Class II (based on $12,265,133/1,823,615 shares)	$ 6.73
The accompanying notes are an integral part of these financial statements.
9

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations
FOR THE YEAR ENDED 12/31/22
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$571,919
Interest from unaffiliated issuers	302
Total Investment Income		$ 572,221
EXPENSES:
Management fees	$166,945
Administrative expenses	12,322
Distribution fees
Class II	37,884
Custodian fees	160
Professional fees	74,557
Printing expense	13,993
Officers' and Trustees' fees	7,943
Insurance expense	190
Miscellaneous	1,427
Total expenses		$ 315,421
Net investment income		$ 256,800
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 72,070
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (8,552,073)
Net realized and unrealized gain (loss) on investments		$ (8,480,003)
Net decrease in net assets resulting from operations		$(8,223,203)
10
The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Year Ended 12/31/22	Year Ended 12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 256,800	$ 71,618
Net realized gain (loss) on investments	72,070	4,153,400
Change in net unrealized appreciation (depreciation) on investments	(8,552,073)	4,292,421
Net increase (decrease) in net assets resulting from operations	$ (8,223,203)	$ 8,517,439
DISTRIBUTIONS TO SHAREOWNERS:
Class I ($0.70 and $0.10 per share, respectively)	$ (478,419)	$ (71,428)
Class II ($0.67 and $0.09 per share, respectively)	(1,193,811)	(183,859)
Total distributions to shareowners	$ (1,672,230)	$ (255,287)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,608,577	$ 1,865,535
Reinvestment of distributions	1,672,230	255,287
Cost of shares repurchased	(4,650,572)	(4,721,070)
Net decrease in net assets resulting from Portfolio share transactions	$ (1,369,765)	$ (2,600,248)
Net increase (decrease) in net assets	$(11,265,198)	$ 5,661,904
NET ASSETS:
Beginning of year	$ 28,068,686	$22,406,782
End of year	$ 16,803,488	$ 28,068,686
	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount	Year Ended 12/31/21 Shares	Year Ended 12/31/21 Amount
Class I
Shares sold	102,132	$ 739,181	46,759	$ 423,803
Reinvestment of distributions	67,552	478,419	7,612	71,428
Less shares repurchased	(198,092)	(1,493,230)	(118,656)	(1,054,900)
Net decrease	(28,408)	$ (275,630)	(64,285)	$ (559,669)
Class II
Shares sold	108,577	$ 869,396	154,473	$ 1,441,732
Reinvestment of distributions	168,247	1,193,811	19,660	183,859
Less shares repurchased	(375,366)	(3,157,342)	(406,146)	(3,666,170)
Net decrease	(98,542)	$(1,094,135)	(232,013)	$(2,040,579)
The accompanying notes are an integral part of these financial statements.
11

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 10.65	$ 7.63	$11.35	$12.55	$15.40
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.12	0.04	0.06	0.16	0.25
Net realized and unrealized gain (loss) on investments	(3.38)	3.08	(1.15)	3.16	(1.26)
Net increase (decrease) from investment operations	$ (3.26)	$ 3.12	$ (1.09)	$ 3.32	$ (1.01)
Distributions to shareowners:
Net investment income	(0.16)	(0.03)	(0.06)	(0.19)	(0.25)
Net realized gain	(0.54)	(0.07)	(2.48)	(4.33)	(1.59)
Tax return of capital	—	—	(0.09)	—	—
Total distributions	$ (0.70)	$ (0.10)	$ (2.63)	$ (4.52)	$ (1.84)
Net increase (decrease) in net asset value	$ (3.96)	$ 3.02	$ (3.72)	$ (1.20)	$ (2.85)
Net asset value, end of period	$ 6.69	$10.65	$ 7.63	$11.35	$12.55
Total return(b)	(30.84)%	41.05%	(7.34)%	28.16%	(7.24)%
Ratio of net expenses to average net assets	1.33%	1.35%	1.46%	1.33%	1.37%
Ratio of net investment income (loss) to average net assets	1.41%	0.49%	0.77%	1.29%	1.76%
Portfolio turnover rate	128%	106%	155%	125%	154%
Net assets, end of period (in thousands)	$ 4,538	$7,530	$5,885	$6,910	$6,210

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
12
The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 10.69	$ 7.67	$ 11.40	$ 12.58	$ 15.44
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.10	0.02	0.04	0.13	0.21
Net realized and unrealized gain (loss) on investments	(3.39)	3.09	(1.16)	3.17	(1.27)
Net increase (decrease) from investment operations	$ (3.29)	$ 3.11	$ (1.12)	$ 3.30	$ (1.06)
Distributions to shareowners:
Net investment income	(0.13)	(0.02)	(0.04)	(0.15)	(0.21)
Net realized gain	(0.54)	(0.07)	(2.48)	(4.33)	(1.59)
Tax return of capital	—	—	(0.09)	—	—
Total distributions	$ (0.67)	$ (0.09)	$ (2.61)	$ (4.48)	$ (1.80)
Net increase (decrease) in net asset value	$ (3.96)	$ 3.02	$ (3.73)	$ (1.18)	$ (2.86)
Net asset value, end of period	$ 6.73	$ 10.69	$ 7.67	$ 11.40	$ 12.58
Total return(b)	(31.02)%	40.75%	(7.62)%	27.91%	(7.54)%
Ratio of net expenses to average net assets	1.58%	1.60%	1.71%	1.58%	1.62%
Ratio of net investment income (loss) to average net assets	1.16%	0.22%	0.51%	1.04%	1.51%
Portfolio turnover rate	128%	106%	155%	125%	154%
Net assets, end of period (in thousands)	$12,265	$20,539	$16,522	$20,167	$18,393

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
13

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
Effective August 19, 2022, the Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the portfolio uses derivatives in only a limited manner  (a "limited derivatives user"). The Portfolio is currently a limited derivatives user for purposes of Rule 18f-4.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities which may include restricted securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities which may include restricted securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
14

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2022, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the
15

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At December 31, 2022, the Portfolio deferred $18,262 of long-term Post-October losses, which will be recognized by the Fund as occurring at the start of the next fiscal year ending December 31, 2023.
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, was as follows:
	2022	2021
Distributions paid from:
Ordinary income	$ 256,800	$ 68,929
Long-term capital gains	1,415,430	186,358
Total	$1,672,230	$255,287
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Net unrealized appreciation	$1,227,109
Qualified late year loss deferral	(18,262)
Total	$1,208,847
The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reﬂect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments, impair the Portfolio's ability to satisfy redemption requests, and negatively impact the Portfolio's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme
16

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Portfolio's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Because the Portfolio may invests a substantial portion of its assets in REITs, the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash ﬂow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital return may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.
The Portfolio may invest in fewer than 40 securities and, as a result, its performance may be more volatile than the performance of other portfolios holding more securities.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity
17

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.80% of the Portfolio’s average daily net assets up to $500 million and 0.75% of the Portfolio’s average daily net assets over $500 million. For the year ended December 31, 2022, the effective management fee was equivalent to 0.80% of the Portfolio’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended December 31, 2022, the Portfolio paid $7,943 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At December 31, 2022, on its Statement of Assets and Liabilities, the Portfolio did not have a payable for Trustees' fees and had a payable for administrative expenses of $96, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
6.  Subsequent Event
On January 27, 2023, the Board of Trustees of the Portfolio approved the liquidation of the Portfolio, which is anticipated to take place on or about April 28, 2023. All shares of the Portfolio that are outstanding on the liquidation date will be redeemed automatically as of the close of business on that date. Written notification of the Portfolio’s liquidation, including specific details about the transaction, has been mailed to all shareholders of the Portfolio.
18

Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Real Estate Shares VCT Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of two years in the period then ended, the financial highlights for each of five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Real Estate Shares VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
March 1, 2023
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Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Additional Information (unaudited)
The Portfolio designated $1,415,430 as long-term capital gains distributions during the year ended December 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
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Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2022 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2022, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services.
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio.
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
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Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Approval of Renewal of Investment Management Agreement (continued)
Management Fee and Expenses.
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Portfolio’s Class II shares was in the fifth quintile relative to its Strategic Insight peer group.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability.
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale.
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
Other Benefits.
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues
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Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.
Conclusion.
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers
The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present); Director, Quadriserv, Inc.
(2005 – 2013); and Commissioner,
New Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (71)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (65) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
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Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Craig C. MacKay (59) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 1995. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
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Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Fred J. Ricciardi (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Interested Trustees
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
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Pioneer Real Estate Shares VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Trust Officers
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (51) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (50) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
27

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
18653-17-0223

Pioneer Variable Contracts Trust
Pioneer Strategic Income

VCT Portfolio
Class I and II Shares
Annual Report  |  December 31, 2022
Please refer to your contract prospectus to determine the applicable share class offered under your contract.

Pioneer Variable Contracts Trust

Pioneer Strategic Income VCT Portfolio
This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.
Pioneer Variable Contracts Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Update 12/31/22
Portfolio Diversification
(As a percentage of total investments)*
+Amount rounds to less than 0.1%.
5 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 1/24/23	3.56%
2.	U.S. Treasury Bills, 1/10/23	2.85
3.	U.S. Treasury Bills, 2/2/23	2.70
4.	U.S. Treasury Bonds, 2.250%, 2/15/52	2.68
5.	U.S. Treasury Bonds, 3.000%, 2/15/48	2.66
*	Excludes short-term investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
(n)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management US, Inc.

Performance Update 12/31/22
Prices and Distributions
Net Asset Value per Share	12/31/22	12/31/21
Class l	$8.50	$10.44
Class ll	$8.49	$10.43

Distributions per Share (1/1/22 - 12/31/22)	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Tax Return of Capital
Class l	$0.1198	$0.0600	$0.2911	$0.1700
Class ll	$0.0960	$0.0600	$0.2911	$0.1700

Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.
The Bloomberg U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

Average Annual Total Returns
(As of December 31, 2022)
	Class l	Class ll	Bloomberg U.S. Universal Index
10 Years	1.95%	1.71%	1.33%
5 Years	0.68%	0.45%	0.18%
1 Year	-12.60%	-12.83%	-12.99%
All total returns shown assume reinvestment of distributions at net asset value.
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Comparing Ongoing Portfolio Expenses
As a shareowner in the Portfolio, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio’s latest six-month period and held throughout the six months.
Using the Tables
Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio
Based on actual returns from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$ 978.20	$ 978.10
Expenses Paid During Period*	$ 3.74	$ 4.99

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio
Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2022 through December 31, 2022.
Share Class	l	ll
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,021.42	$1,020.16
Expenses Paid During Period*	$ 3.82	$ 5.09

*	Expenses are equal to the Portfolio’s annualized net expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22
Call 1-800-688-9915 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
In the following interview, Jonathan Scott and Andrew Feltus discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12-month period ended December 31, 2022. Mr. Scott, a senior vice president, Deputy Director of Multi-Sector Fixed Income, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, Brad Komenda, a Managing Director and Director of Investment-Grade Corporates, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Portfolio.
Q:	How did the Portfolio perform during the 12-month period ended December 31, 2022?
A:	Pioneer Strategic Income VCT Portfolio’s Class I shares returned -12.60% at net asset value during the 12-month period ended December 31, 2022, and Class II shares returned -12.83%, while the Portfolio’s benchmark, the Bloomberg US Universal Index (the Bloomberg Index), returned -12.99%.
Q:	How would you describe the investment environment in the fixed-income markets during the 12-month period ended December 31, 2022?
A:	The first quarter of 2022 saw increased geopolitical tensions, rising levels of inflation, and the prospect of higher interest rates due to changing monetary policies of several central banks dominate market sentiment. Those factors combined to drive losses across most asset classes. Russia’s invasion of Ukraine in late-February 2022, together with US and European sanctions on Russia led to a spike in energy, metals, and food prices, adding downside risk to real economic growth and adding upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infections exacerbated already troublesome supply-chain disruptions and raised concerns about further risks to global economic growth.
At its mid-March 2022 meeting, the US Federal Reserve (Fed) acted to try to stem inflation by raising the target range for its benchmark overnight lending rate by a quarter-point, to 0.25%‒0.50%, and indicating that further increases in the federal funds rate target range would follow rapidly. The Fed also formally ended its pandemic-era quantitative easing program and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities. US consumer price inflation rose above 8% in March 2022, and would peak at 9.1% in June. The Fed implemented a series of sharp increases to the federal funds target range of between 50 and 75 basis points (bps) between May and December 2022, bringing the target to a range of 4.25%‒4.50%, its highest level since the fall of 2007. (A basis point is equal to 1/100th of a percentage point.)
Against that backdrop, the US Treasury yield curve moved higher, with yield increases rising most significantly for issues with shorter maturities as the market priced in the Fed’s series of interest-rate increases. For the full 12-month period ended December 31, 2022, the two-year Treasury yield finished 368 bps higher, increasing from 0.73% in December 2021 to 4.41%, while the 10-year Treasury yield rose by a more modest 236 bps, from 1.52% to 3.88%, and the 30-year Treasury yield rose by 207 bps, from 1.90% to 3.97%. As a result, the Treasury yield curve ended 2022 significantly inverted (meaning

4

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

that short-term yields were higher than long-term yields), a development historically viewed as a predictor of recession.
Rising Treasury yields and widening credit spreads weighed on fixed-income market returns for the 12-month period. The investment-grade market, as gauged by the Bloomberg US Aggregate Bond Index, posted a return of -13.01% for the full calendar year. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Within the investment-grade market, corporate bonds were the biggest laggards, generating a return of -15.76%, while securitized assets and Treasuries also posted-double-digit losses. Below-investment-grade, US high-yield corporate bonds returned -11.22% for the period, as measured by the ICE BofA US High Yield Index.
Q:	What factors influenced the Portfolio’s performance relative to the Bloomberg Index during the 12-month period ended December 31, 2022?
A:	As a multisector fixed-income strategy, we have managed the Portfolio with the aim of delivering competitive returns, while experiencing volatility similar to its benchmark, by investing across a diversified* range of investment-grade and non-investment-grade global fixed-income asset classes. We seek to add value through both sector allocation and security selection, focusing on sectors that trade at a yield advantage relative to US Treasuries, including corporate bonds, agency mortgage-backed securities (MBS), and securitized assets, which have typically offered higher risk-adjusted returns than Treasuries as well as greater security selection opportunities. We have typically taken a dynamic approach to sector allocation, and may seek to increase the Portfolio’s risk profile when we feel the markets have offered significant compensation for taking on risk, while seeking to reduce the risk profile when we feel markets have offered less-attractive value.
The Portfolio’s positioning with respect to duration and corresponding interest-rate sensitivity made a significant, positive contribution to benchmark-relative performance during the 12-month period. Specifically, relative returns benefited from an approximately two-year short-duration stance in the Portfolio versus the benchmark early in the calendar year. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) As yields rose over the course of the period, we shifted the Portfolio’s relative short duration to a modestly longer-duration stance versus the Bloomberg Index. In addition, the Portfolio’s yield-curve positioning was a modest, positive contributor to relative returns over the 12-month period.
Security selection results also proved additive for the Portfolio’s benchmark-relative performance during the period, benefiting from a strong showing by holdings of industrials issuers within corporate bonds, and from agency-MBS positions. Within industrials, commodity and, particularly, energy exposures in the Portfolio outperformed over the period. Within agency MBS, an overweight versus the benchmark to higher-coupon pools supported relative performance. Higher-coupon MBS have tended to be less sensitive to prepayment risk, and they outperformed as mortgage rates rose and mortgage durations extended for lower-coupon pools, particularly in the first
*	Diversification does not assure a profit nor protect against loss.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22 (continued)
half of the year. (Prepayment risk is the risk involved with the premature return of principal on a fixed-income security. When principal is returned early, future interest payments will not be paid on that part of the principal.)
On the downside, those contributions were partially offset by losses sustained by the Portfolio’s holdings in Ukraine’s debt early in the year. The Portfolio’s sector allocation results also weighed on relative returns. Most notably, an underweight to nominal US Treasuries and overweight to non-agency MBS versus the Bloomberg Index detracted from the Portfolio’s relative performance. Credit concerns and an imbalance between supply-and-demand weighed on the non-agency MBS sector.
In addition, a modest allocation to convertible securities detracted from the Portfolio’s relative performance, largely because of a position in the banking sector, which performed poorly due to the sector’s long spread duration (sensitivity to changes in credit spreads), and a challenging supply-demand backdrop.
Within the Portfolio’s corporate bond exposures, the lower-quality of holdings within industrials and financials, as compared with the Bloomberg Index, detracted from relative returns. The Portfolio was overweight to “BBB” rated and high-yield issues within those sectors, during a period that saw credit spreads widen notably. Within industrials, exposure to commodity- and aviation-related issues further constrained the Portfolio’s relative results. In financials, the underperformance of holdings of subordinated-debt issues, and the debt of an aircraft-leasing firm, detracted from the Portfolio’s relative returns. A tilt toward lower-quality holdings within commercial MBS (CMBS) was another detractor from relative performance as spreads widened during the period.
With regard to currency positioning, the Portfolio’s non-US dollar (USD) exposures had a negative impact on relative performance, as the USD appreciated versus a basket of other major currencies during the 12-month period. In particular, positions in the Egyptian pound, Mexican peso, Korean won, and Australian dollar detracted from relative returns.
Finally, exposure to index-based, high-yield credit-default-swap contracts (CDX), which we utilized in an attempt to hedge credit risk in the Portfolio, initially contributed positively to relative performance as credit spreads widened early in the period. However, the CDX positions ended up a modest detractor from relative returns overall, due to significant underperformance in the month of October.
Q:	Did the Portfolio have any investments in derivative securities during the 12-month period ended December 31, 2022? If so, did the derivatives have any material effect on benchmark-relative performance?
A:	Yes, the Portfolio had investments in multiple types of derivatives, including Treasury futures, CDX (mentioned earlier), and forward foreign currency contracts (“currency forwards”). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration earlier in the period, which had a positive effect on the Portfolio’s relative results. As noted earlier, we also invested the Portfolio in high-yield CDX as a way to hedge credit risk. The CDX positions aided relative results early in the period, before a significant slump in October caused the positions to underperform
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

and detract from relative results. The Portfolio’s exposure to currency forwards and options was a technique used in seeking to manage the risks associated with investing in non-USD currencies. The Portfolio’s non-USD currency allocation detracted from relative performance, as the USD appreciated against most currencies, but the forwards helped reduce the size of the loss.
Q:	What factors affected the Portfolio’s yield, or distributions**to shareholders, during the 12-month period ended December 31, 2022?
A:	The Portfolio’s monthly distribution rate declined over the first three months of the period as spreads narrowed for credit-oriented areas of the market. The distribution rate then rebounded to nearly the same level it had been at the beginning of the period, and then stabilized over the remainder of the fiscal year as Treasury yields rose and credit spreads widened.
Q:	What is your investment outlook and how is the Portfolio positioned?
A:	The US macroeconomic situation remains highly unusual, in our view, due to the lingering effects of COVID-19-related changes in consumption, production, and supply chains. As consumption has continued to shift away from goods to services and as supply chains have continued to normalize, manufacturing has slowed overall. Supply-chain disruptions have decreased significantly, but backlogs remain for many products. At the same time, the domestic job market has remained overheated, with job openings far in excess of available workers. Inflation has remained well above the Fed’s longer-run goal of 2%, and wage growth has been above levels consistent with that inflation target. The Fed has continued to focus on cooling the labor market to bring wage inflation down, and likely hopes that it can do so without tipping the economy into recession. However, we believe the path to such a “soft landing” for the economy remains extremely narrow.
We believe clarity on when the Fed will eventually pause its rate-hiking cycle could boost investor demand for US fixed-income assets in general, and provide a tailwind for fixed-income market returns, based on both spread tightening and declining interest rates over the near term. With that said, we still see elevated risk for a possible Fed policy mistake later this year, which could lead to a recession, and so we believe that a strong focus on credit selection remains critical. As of period-end, we had moved the Portfolio from a relatively neutral-duration stance versus the benchmark to a modest long-duration stance, based on our view that the 10-year Treasury yield may have peaked for this cycle.
Within the corporate credit segment, we have continued to favor investments in the financials sector, and banks, in particular, as we feel valuations there are historically dislocated relative to the industrials sector. We have maintained a meaningfully higher credit-quality profile in the Portfolio than we normally have over time (still higher than the benchmark's), due to what we view as poor valuations and the potential for a slowing economy. Finally, we believe conditions are in place for potential outperformance by more credit-sensitive sectors in 2023.
**	Distributions are not guaranteed.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Portfolio Management Discussion 12/31/22 (continued)
A Word About Risk:
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise.
Investments in the Portfolio are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
Please refer to the Schedule of Investments on pages 9 to 29 for a full listing of Portfolio securities.
Past performance is no guarantee of future results.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio’s historical or future performance are statements of opinion as of the date of this report.

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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22
Principal Amount USD ($)		Value
UNAFFILIATED ISSUERS — 105.6%
Senior Secured Floating Rate Loan Interests — 1.3% of Net Assets*(a)
Chemicals-Diversified — 0.1%
19,850	LSF11 A5 HoldCo LLC, Term Loan, 7.938% (Term SOFR + 350 bps), 10/15/28	$ 19,205
	Total Chemicals-Diversified	$ 19,205
Electronic Composition — 0.0%†
12,165	Energy Acquisition LP, First Lien Initial Term Loan, 8.634% (LIBOR + 425 bps), 6/26/25	$ 10,975
	Total Electronic Composition	$ 10,975
Finance-Special Purpose Banks — 0.2%
48,895	Bank of Industry, Ltd., Facility, 10.752% (LIBOR + 600 bps), 12/11/23	$ 48,699
	Total Finance-Special Purpose Banks	$ 48,699
Medical-Wholesale Drug Distribution — 0.1%
34,738	Owens & Minor, Inc., Term B-1 Loan, 8.173% (Term SOFR + 375 bps), 3/29/29	$ 34,824
	Total Medical-Wholesale Drug Distribution	$ 34,824
Metal Processors & Fabrication — 0.1%
39,500	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 8.765% (LIBOR + 400 bps), 10/12/28	$ 36,932
	Total Metal Processors & Fabrication	$ 36,932
Oil-Field Services — 0.4%
113,813	ProFrac Holdings II, LLC, Term Loan, 11.105% (Term SOFR + 725 bps), 3/4/25	$ 117,797
	Total Oil-Field Services	$ 117,797
Recreational Centers — 0.1%
15,560	Fitness International LLC, Term B Loan, 7.494% (Term SOFR + 325 bps), 4/18/25	$ 14,418
	Total Recreational Centers	$ 14,418
Rental Auto & Equipment — 0.0%†
14,850	PECF USS Intermediate Holding III Corp., Initial Term Loan, 8.634% (LIBOR + 425 bps), 12/15/28	$ 12,435
	Total Rental Auto & Equipment	$ 12,435
Retail — 0.0%†
9,698	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 8.94% (LIBOR + 450 bps), 9/12/24	$ 9,548
	Total Retail	$ 9,548
Retail-Restaurants — 0.2%
69,070	1011778 B.C. Unlimited Liability Co., Term B-4 Loan, 6.165% (LIBOR + 175 bps), 11/19/26	$ 67,969
	Total Retail-Restaurants	$ 67,969
Schools — 0.1%
35,009	KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan, 8.48% (LIBOR + 375 bps), 2/21/25	$ 33,713
	Total Schools	$ 33,713
	Total Senior Secured Floating Rate Loan Interests (Cost $407,942)	$ 406,515

Shares
Common Stocks — 0.0%† of Net Assets
Airlines — 0.0%†
1,529(b)	Grupo Aeromexico SAB de CV	$ 12,698
	Total Airlines	$ 12,698
The accompanying notes are an integral part of these financial statements.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Shares		Value
Household Durables — 0.0%†
15,463(b)	Desarrolladora Homex SAB de CV	$ 21
	Total Household Durables	$ 21
Paper & Forest Products — 0.0%†
1,032	Emerald Plantation Holdings, Ltd.	$ —
	Total Paper & Forest Products	$ —
	Total Common Stocks (Cost $30,517)	$ 12,719

Principal Amount USD ($)
	Asset Backed Securities — 4.4% of Net Assets
100,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL3, Class D, 6.518% (1 Month USD LIBOR + 220 bps), 8/15/34 (144A)	$ 92,894
100,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class D, 7.218% (1 Month USD LIBOR + 290 bps), 11/15/36 (144A)	90,483
100,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class E, 7.718% (1 Month USD LIBOR + 340 bps), 11/15/36 (144A)	88,821
100,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd., Series 2022-FL2, Class D, 8.686% (1 Month Term SOFR + 435 bps), 5/15/37 (144A)	94,598
100,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2022-2A, Class C, 9.84%, 3/15/29 (144A)	101,273
100,000	Cologix Canadian Issuer LP, Series 2022-1CAN, Class A2, 4.94%, 1/25/52 (144A)	67,376
100,000	Continental Finance Credit Card ABS Master Trust, Series 2022-A, Class C, 9.33%, 10/15/30 (144A)	98,377
18,087(c)	Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32	16,427
37,030	Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)	11,110
100,000(a)	KREF Ltd., Series 2021-FL2, Class C, 6.326% (1 Month USD LIBOR + 200 bps), 2/15/39 (144A)	92,853
100,000(a)	KREF Ltd., Series 2021-FL2, Class E, 7.176% (1 Month USD LIBOR + 285 bps), 2/15/39 (144A)	92,037
100,000	NMEF Funding LLC, Series 2022-B, Class C, 8.54%, 6/15/29 (144A)	100,519
100,000	PEAR LLC, Series 2021-1, Class B, 0.000%, 1/15/34 (144A)	69,092
150,000	SBA Tower Trust, 3.869%, 10/15/49 (144A)	143,324
100,000	VFI ABS LLC, Series 2022-1A, Class D, 6.68%, 11/26/29 (144A)	94,204
187,614	Westgate Resorts LLC, Series 2022-1A, Class D, 3.838%, 8/20/36 (144A)	174,048
	Total Asset Backed Securities (Cost $1,549,690)	$ 1,427,436

	Collateralized Mortgage Obligations—14.2% of Net Assets
100,000(d)	Bayview MSR Opportunity Master Fund Trust, Series 2021-2, Class A8, 2.50%, 6/25/51 (144A)	$ 67,084
100,000(d)	BINOM Securitization Trust, Series 2022-RPL1, Class M3, 3.00%, 2/25/61 (144A)	65,435
100,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1, 4.573%, 2/25/46 (144A)	76,080
95,778(d)	CIM Trust, Series 2021-J2, Class B3, 2.673%, 4/25/51 (144A)	67,468
96,826(d)	Citigroup Mortgage Loan Trust, Series 2021-INV2, Class B1W, 2.989%, 5/25/51 (144A)	73,230
30,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 1M2, 8.039% (1 Month USD LIBOR + 365 bps), 2/25/40 (144A)	29,629
50,000(a)	Connecticut Avenue Securities Trust, Series 2020-SBT1, Class 2M2, 8.039% (1 Month USD LIBOR + 365 bps), 2/25/40 (144A)	50,268
220,000(a)	Connecticut Avenue Securities Trust, Series 2022-R02, Class 2B1, 8.428% (SOFR30A + 450 bps), 1/25/42 (144A)	208,114
150,000(a)	Eagle Re, Ltd., Series 2019-1, Class B1, 8.889% (1 Month USD LIBOR + 450 bps), 4/25/29 (144A)	138,938
150,000(a)	Eagle Re, Ltd., Series 2021-2, Class M2, 8.178% (SOFR30A + 425 bps), 4/25/34 (144A)	139,027
30,000(a)	Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1B1, 8.139% (1 Month USD LIBOR + 375 bps), 10/25/30	30,299
10
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
89,497(a)(e)	Federal Home Loan Mortgage Corp. REMICs, Series 4087, Class SB, 1.712% (1 Month USD LIBOR + 603 bps), 7/15/42	$ 8,734
47,713(a)(e)	Federal Home Loan Mortgage Corp. REMICs, Series 4091, Class SH, 2.232% (1 Month USD LIBOR + 655 bps), 8/15/42	5,498
45,069(e)	Federal Home Loan Mortgage Corp. REMICs, Series 4999, Class QI, 4.00%, 5/25/50	8,631
48,265(e)	Federal Home Loan Mortgage Corp. REMICs, Series 5018, Class EI, 4.00%, 10/25/50	9,744
59,764(e)	Federal Home Loan Mortgage Corp. REMICs, Series 5067, Class GI, 4.00%, 12/25/50	11,626
1,158	Federal National Mortgage Association REMICs, Series 2009-36, Class HX, 4.50%, 6/25/29	1,140
26,683(a)(e)	Federal National Mortgage Association REMICs, Series 2012-14, Class SP, 2.161% (1 Month USD LIBOR + 655 bps), 8/25/41	1,949
18,220(a)(e)	Federal National Mortgage Association REMICs, Series 2018-43, Class SM, 1.811% (1 Month USD LIBOR + 620 bps), 6/25/48	1,667
21,493(a)(e)	Federal National Mortgage Association REMICs, Series 2019-33, Class S, 1.661% (1 Month USD LIBOR + 605 bps), 7/25/49	1,285
19,683(a)(e)	Federal National Mortgage Association REMICs, Series 2019-41, Class PS, 1.661% (1 Month USD LIBOR + 605 bps), 8/25/49	2,133
19,726(a)(e)	Federal National Mortgage Association REMICs, Series 2019-41, Class SM, 1.661% (1 Month USD LIBOR + 605 bps), 8/25/49	2,047
96,854(d)	Flagstar Mortgage Trust, Series 2021-7, Class B3, 2.935%, 8/25/51 (144A)	63,095
63,779(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA3, Class B1, 9.489% (1 Month USD LIBOR + 510 bps), 6/25/50 (144A)	66,447
68,154(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4, Class B1, 10.389% (1 Month USD LIBOR + 600 bps), 8/25/50 (144A)	72,462
40,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA4, Class B2, 14.389% (1 Month USD LIBOR + 1,000 bps), 8/25/50 (144A)	43,926
40,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA5, Class B2, 15.428% (SOFR30A + 1,150 bps), 10/25/50 (144A)	44,834
50,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B1, 6.928% (SOFR30A + 300 bps), 12/25/50 (144A)	46,887
50,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B2, 9.578% (SOFR30A + 565 bps), 12/25/50 (144A)	42,307
20,790(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA2, Class M2, 7.489% (1 Month USD LIBOR + 310 bps), 3/25/50 (144A)	21,078
30,000(a)	Freddie Mac STACR REMIC Trust, Series 2020-HQA3, Class B2, 14.389% (1 Month USD LIBOR + 1,000 bps), 7/25/50 (144A)	32,905
100,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA1, Class B1, 6.578% (SOFR30A + 265 bps), 1/25/51 (144A)	89,916
70,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA1, Class B2, 8.678% (SOFR30A + 475 bps), 1/25/51 (144A)	53,732
80,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-DNA5, Class B1, 6.978% (SOFR30A + 305 bps), 1/25/34 (144A)	73,061
70,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA1, Class B2, 8.928% (SOFR30A + 500 bps), 8/25/33 (144A)	53,289
180,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA4, Class B1, 7.678% (SOFR30A + 375 bps), 12/25/41 (144A)	153,999
220,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class B1, 8.678% (SOFR30A + 475 bps), 2/25/42 (144A)	200,856
25,000(a)	Freddie Mac STACR REMIC Trust, Series 2022-HQA1, Class M2, 9.178% (SOFR30A + 525 bps), 3/25/42 (144A)	24,253
150,000(a)	Freddie Mac STACR Trust, Series 2018-HQA2, Class B1, 8.639% (1 Month USD LIBOR + 425 bps), 10/25/48 (144A)	151,041
60,000(a)	Freddie Mac STACR Trust, Series 2019-HRP1, Class B1, 8.439% (1 Month USD LIBOR + 405 bps), 2/25/49 (144A)	57,727
The accompanying notes are an integral part of these financial statements.
11

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
70,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, 7.928% (SOFR30A + 400 bps), 11/25/50 (144A)	$ 66,850
80,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B2, 11.328% (SOFR30A + 740 bps), 11/25/50 (144A)	72,024
25,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class B1, 7.328% (SOFR30A + 340 bps), 8/25/33 (144A)	23,089
12,246	Government National Mortgage Association, Series 2009-83, Class EB, 4.50%, 9/20/39	12,140
860	Government National Mortgage Association, Series 2012-130, Class PA, 3.00%, 4/20/41	852
98,992(e)	Government National Mortgage Association, Series 2019-110, Class PI, 3.50%, 9/20/49	12,627
159,922(a)(e)	Government National Mortgage Association, Series 2019-117, Class SB, 0.000% (1 Month USD LIBOR + 342 bps), 9/20/49	3,434
158,670(a)(e)	Government National Mortgage Association, Series 2019-121, Class SA, 0.000% (1 Month USD LIBOR + 335 bps), 10/20/49	3,159
236,900(e)	Government National Mortgage Association, Series 2019-128, Class IB, 3.50%, 10/20/49	39,650
236,451(e)	Government National Mortgage Association, Series 2019-128, Class ID, 3.50%, 10/20/49	30,708
115,467(e)	Government National Mortgage Association, Series 2019-159, Class CI, 3.50%, 12/20/49	20,204
70,052(a)(e)	Government National Mortgage Association, Series 2019-90, Class SA, 0.000% (1 Month USD LIBOR + 330 bps), 7/20/49	1,041
134,330(a)(e)	Government National Mortgage Association, Series 2020-9, Class SA, 3.35% (1 Month USD LIBOR + 335 bps), 1/20/50	2,473
100,000(d)	GS Mortgage-Backed Securities Corp. Trust, Series 2022-PJ4, Class A33, 3.00%, 9/25/52 (144A)	70,443
97,845(d)	GS Mortgage-Backed Securities Trust, Series 2021-GR3, Class B2, 3.39%, 4/25/52 (144A)	70,068
97,426(d)	GS Mortgage-Backed Securities Trust, Series 2022-PJ1, Class B3, 2.834%, 5/28/52 (144A)	61,431
95,766(d)	Hundred Acre Wood Trust, Series 2021-INV1, Class B2, 3.227%, 7/25/51 (144A)	66,862
96,333(d)	JP Morgan Mortgage Trust, Series 2021-7, Class B3, 2.803%, 11/25/51 (144A)	59,114
144,780(d)	JP Morgan Mortgage Trust, Series 2021-8, Class B3, 2.849%, 12/25/51 (144A)	89,024
96,235(d)	JP Morgan Mortgage Trust, Series 2021-INV1, Class B3, 2.986%, 10/25/51 (144A)	63,170
98,366(d)	JP Morgan Mortgage Trust, Series 2022-3, Class B3, 3.116%, 8/25/52 (144A)	68,548
100,000(d)	JP Morgan Mortgage Trust, Series 2022-4, Class A5, 3.00%, 10/25/52 (144A)	70,368
98,504(d)	JP Morgan Mortgage Trust, Series 2022-6, Class B3, 3.309%, 11/25/52 (144A)	66,590
98,082(d)	JP Morgan Mortgage Trust, Series 2022-INV1, Class B3, 3.298%, 3/25/52 (144A)	65,801
100,000(d)	JP Morgan Mortgage Trust, Series 2022-LTV1, Class M1, 3.525%, 7/25/52 (144A)	61,470
66,332(a)	JPMorgan Chase Bank N.A. - JPMWM, Series 2021-CL1, Class M3, 5.728% (SOFR30A + 180 bps), 3/25/51 (144A)	57,649
100,000(d)	Mello Mortgage Capital Acceptance, Series 2021-INV2, Class A5, 2.50%, 8/25/51 (144A)	66,843
98,567(d)	Mello Mortgage Capital Acceptance, Series 2022-INV2, Class B3, 3.533%, 4/25/52 (144A)	64,410
100,000(d)	MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/60 (144A)	75,110
95,451(d)	Oceanview Mortgage Trust, Series 2021-1, Class B2, 2.725%, 5/25/51 (144A)	65,862
96,337(d)	Provident Funding Mortgage Trust, Series 2021-J1, Class B3, 2.638%, 10/25/51 (144A)	62,151
97,434(d)	Rate Mortgage Trust, Series 2021-HB1, Class B2, 2.706%, 12/25/51 (144A)	67,994
96,000(d)	Rate Mortgage Trust, Series 2021-J1, Class B2, 2.706%, 7/25/51 (144A)	65,460
99,072(d)	RCKT Mortgage Trust, Series 2022-3, Class B3, 3.19%, 5/25/52 (144A)	66,239
100,000(d)	Sequoia Mortgage Trust, Series 2022-1, Class A7, 2.50%, 2/25/52 (144A)	66,404
100,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B3, 0.000%, 10/25/56 (144A)	79,331
100,000(d)	Towd Point Mortgage Trust, Series 2017-3, Class B3, 2.257%, 7/25/57 (144A)	80,500
93,776(d)	Towd Point Mortgage Trust, Series 2021-R1, Class A1, 2.918%, 11/30/60 (144A)	75,229
110,000(a)	Triangle Re, Ltd., Series 2021-1, Class M2, 8.289% (1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	109,668
94,431(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2020-5, Class B2, 2.913%, 9/25/50 (144A)	70,320
12
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Collateralized Mortgage Obligations—(continued)
100,000(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-2, Class A6, 2.50%, 12/25/51 (144A)	$ 66,851
98,797(d)	Wells Fargo Mortgage Backed Securities Trust, Series 2022-INV1, Class B3, 3.442%, 3/25/52 (144A)	65,933
	Total Collateralized Mortgage Obligations (Cost $5,838,572)	$ 4,598,935

	Commercial Mortgage-Backed Securities—7.6% of Net Assets
100,000(a)	AREIT Trust, Series 2022-CRE6, Class D, 6.676% (SOFR30A + 285 bps), 1/16/37 (144A)	$ 91,503
40,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51	37,465
100,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B, 3.29%, 9/15/48 (144A)	77,032
100,000(a)	BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, 6.718% (1 Month USD LIBOR + 240 bps), 9/15/36 (144A)	92,000
100,000(a)	BX Trust, Series 2021-ARIA, Class E, 6.563% (1 Month USD LIBOR + 224 bps), 10/15/36 (144A)	90,722
99,251(a)	CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 6.668% (1 Month USD LIBOR + 235 bps), 6/15/34 (144A)	89,954
150,000	Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744%, 3/10/51	139,217
65,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 7.039% (1 Month USD LIBOR + 272 bps), 11/15/38 (144A)	59,705
75,000(d)	COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48	69,253
100,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class C, 4.258%, 4/15/50	85,701
25,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.558%, 11/15/48	20,925
100,000(d)	Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class D, 3.963%, 12/10/36 (144A)	93,072
75,000(a)	Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN3, Class M2, 7.928% (SOFR30A + 400 bps), 11/25/51 (144A)	65,825
49,000(d)	FREMF Mortgage Trust, Series 2017-KW02, Class B, 3.793%, 12/25/26 (144A)	44,200
50,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B, 4.074%, 7/25/27 (144A)	46,032
75,000(d)	FREMF Mortgage Trust, Series 2018-KHG1, Class B, 3.816%, 12/25/27 (144A)	67,126
25,000(d)	FREMF Mortgage Trust, Series 2018-KW07, Class B, 4.084%, 10/25/31 (144A)	20,257
75,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C, 4.383%, 2/25/52 (144A)	66,519
58,170(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%, 10/25/27 (144A)	52,877
50,000(d)	FREMF Mortgage Trust, Series 2020-K106, Class B, 3.585%, 3/25/53 (144A)	42,954
50,000(d)	FREMF Trust, Series 2018-KW04, Class B, 3.925%, 9/25/28 (144A)	41,627
100,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class E, 6.818% (1 Month USD LIBOR + 250 bps), 12/15/36 (144A)	93,485
100,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP, Class F, 3.861%, 12/5/38 (144A)	57,674
50,000	Key Commercial Mortgage Securities Trust, Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	44,796
100,000	Morgan Stanley Capital I Trust, Series 2014-150E, Class AS, 4.012%, 9/9/32 (144A)	87,773
25,000	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.00%, 3/15/49 (144A)	19,258
100,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.276%, 7/11/40 (144A)	87,133
94,329(a)	Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 7.639% (1 Month USD LIBOR + 325 bps), 10/25/49 (144A)	88,564
40,000	Palisades Center Trust, Series 2016-PLSD, Class A, 2.713%, 4/13/33 (144A)	26,200
100,000(d)	RBS Commercial Funding, Inc. Trust, Series 2013-SMV, Class E, 3.584%, 3/11/31 (144A)	89,000
50,000(a)	Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class D, 7.339% (1 Month USD LIBOR + 295 bps), 11/25/36 (144A)	45,768
55,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8, Class D, 7.644% (SOFR30A + 370 bps), 1/25/37 (144A)	51,879
25,000(a)	Ready Capital Mortgage Financing LLC, Series 2022-FL8, Class E, 8.194% (SOFR30A + 425 bps), 1/25/37 (144A)	23,636
100,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E, 5.411%, 2/25/52 (144A)	76,706
The accompanying notes are an integral part of these financial statements.
13

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Commercial Mortgage-Backed Securities—(continued)
100,000	SLG Office Trust, Series 2021-OVA, Class E, 2.851%, 7/15/41 (144A)	$ 69,656
100,000	SLG Office Trust, Series 2021-OVA, Class F, 2.851%, 7/15/41 (144A)	64,924
145,000(a)	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class B, 7.268% (1 Month Term SOFR + 293 bps), 5/15/37 (144A)	139,275
1,000,000(d)	UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.376%, 3/15/51	17,028
	Total Commercial Mortgage-Backed Securities (Cost $2,865,027)	$ 2,476,721

	Convertible Corporate Bonds — 0.7% of Net Assets
	Airlines — 0.1%
51,000	Spirit Airlines, Inc., 1.00%, 5/15/26	$ 41,055
	Total Airlines	$ 41,055
	Biotechnology — 0.1%
35,000	Insmed, Inc., 1.75%, 1/15/25	$ 32,638
	Total Biotechnology	$ 32,638
	Entertainment — 0.3%
122,000(f)	DraftKings Holdings, Inc., 3/15/28	$ 75,457
15,000	IMAX Corp., 0.50%, 4/1/26	12,651
	Total Entertainment	$ 88,108
	Pharmaceuticals — 0.0%†
75,000(g)	Tricida, Inc., 3.50%, 5/15/27	$ 6,750
	Total Pharmaceuticals	$ 6,750
	Software — 0.2%
22,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 17,908
47,000	Verint Systems, Inc., 0.25%, 4/15/26	40,890
	Total Software	$ 58,798
	Total Convertible Corporate Bonds (Cost $349,113)	$ 227,349

	Corporate Bonds — 27.4% of Net Assets
	Aerospace & Defense — 1.1%
237,000	Boeing Co., 3.75%, 2/1/50	$ 162,714
165,000	Boeing Co., 5.805%, 5/1/50	152,984
30,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	31,581
	Total Aerospace & Defense	$ 347,279
	Airlines — 0.9%
15,000	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	$ 11,902
110,000	Gol Finance SA, 8.00%, 6/30/26 (144A)	65,402
200,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	176,648
18,252	JetBlue 2020-1 Class A Pass Through Trust, 4.00%, 11/15/32	16,227
15,000	Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, 9/20/25 (144A)	15,077
10,000	United Airlines, Inc., 4.375%, 4/15/26 (144A)	9,269
10,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	8,707
	Total Airlines	$ 303,232
	Auto Manufacturers — 1.1%
135,000	Ford Motor Co., 4.346%, 12/8/26	$ 128,026
42,000	Ford Motor Co., 5.291%, 12/8/46	32,005
14
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Auto Manufacturers — (continued)
40,000	Ford Motor Co., 6.10%, 8/19/32	$ 36,934
200,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	175,778
	Total Auto Manufacturers	$ 372,743
	Banks — 9.1%
200,000(d)	ABN AMRO Bank NV, 3.324% (5 Year CMT Index + 190 bps), 3/13/37 (144A)	$ 144,587
200,000(d)	Banco Santander SA, 3.225% (1 Year CMT Index + 160 bps), 11/22/32	151,021
200,000(d)	Barclays Plc, 7.437% (1 Year CMT Index + 350 bps), 11/2/33	209,560
250,000(d)	BPCE SA, 3.116% (SOFR + 173 bps), 10/19/32 (144A)	182,416
25,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	19,456
25,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	22,487
200,000(d)	HSBC Holdings Plc, 5.402% (SOFR + 287 bps), 8/11/33	185,205
220,000(d)(h)	ING Groep NV, 4.25% (5 Year CMT Index + 286 bps)	150,976
200,000(d)	Intesa Sanpaolo S.p.A., 4.198% (1 Year CMT Index + 260 bps), 6/1/32 (144A)	146,942
200,000(d)	Lloyds Banking Group Plc, 4.976% (5 Year CMT Index + 230 bps), 8/11/33	183,638
100,000(d)	Macquarie Group, Ltd., 2.871% (SOFR + 153 bps), 1/14/33 (144A)	76,718
100,000(d)	Morgan Stanley, 5.297% (SOFR + 262 bps), 4/20/37	91,436
235,000(d)(h)	Nordea Bank Abp, 3.75% (5 Year CMT Index + 260 bps) (144A)	181,433
200,000(d)	Societe Generale SA, 4.027% (1 Year CMT Index + 190 bps), 1/21/43 (144A)	135,328
205,000(d)	Standard Chartered Plc, 3.603% (1 Year CMT Index + 190 bps), 1/12/33 (144A)	154,160
EUR 283,675(c)(h)	Stichting AK Rabobank Certificaten, 6.50%	291,149
90,000	Toronto-Dominion Bank, 4.456%, 6/8/32	85,785
200,000(d)	UBS Group AG, 4.988% (5 Year CMT Index + 240 bps), 8/5/33 (144A)	185,136
200,000(d)	UniCredit S.p.A., 5.459% (5 Year CMT Index + 475 bps), 6/30/35 (144A)	162,490
200,000(d)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE Swap Rate + 491 bps), 4/2/34 (144A)	183,299
	Total Banks	$ 2,943,222
	Biotechnology — 0.1%
30,000	Bio-Rad Laboratories, Inc., 3.70%, 3/15/32	$ 25,696
	Total Biotechnology	$ 25,696
	Building Materials — 0.3%
63,000	Builders FirstSource, Inc., 6.375%, 6/15/32 (144A)	$ 59,172
50,000	Fortune Brands Innovations, Inc., 4.50%, 3/25/52	37,538
15,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc., 9.50%, 4/15/30 (144A)	13,461
	Total Building Materials	$ 110,171
	Chemicals — 0.5%
35,000	Celanese US Holdings LLC, 6.379%, 7/15/32	$ 33,283
50,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.125%, 4/1/29 (144A)	32,386
105,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	87,281
	Total Chemicals	$ 152,950
	Commercial Services — 0.8%
45,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.625%, 7/15/26 (144A)	$ 41,175
55,000	CoreLogic, Inc., 4.50%, 5/1/28 (144A)	42,196
35,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	30,904
39,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	31,689
24,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	23,115
104,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	94,657
	Total Commercial Services	$ 263,736
The accompanying notes are an integral part of these financial statements.
15

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Computers — 0.1%
25,000	NCR Corp., 5.00%, 10/1/28 (144A)	$ 21,313
10,000	NCR Corp., 5.25%, 10/1/30 (144A)	8,250
	Total Computers	$ 29,563
	Diversified Financial Services — 2.7%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32	$ 117,264
150,000	Air Lease Corp., 2.875%, 1/15/32	119,165
70,000	Air Lease Corp., 3.125%, 12/1/30	58,009
87,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	75,690
161,346(i)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	137,144
55,000	OneMain Finance Corp., 3.50%, 1/15/27	45,538
130,000	OneMain Finance Corp., 4.00%, 9/15/30	96,998
100,000(a)	OWS Cre Funding I LLC, 9.269% (1 Month USD LIBOR + 490 bps), 9/1/23 (144A)	95,495
84,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	66,820
75,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 6.375%, 2/1/30 (144A)	60,137
15,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 7.875%, 5/1/27 (144A)	13,532
	Total Diversified Financial Services	$ 885,792
	Electric — 0.8%
75,000(d)	Algonquin Power & Utilities Corp., 4.75% (5 Year CMT Index + 325 bps), 1/18/82	$ 60,750
20,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	15,204
90,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	67,594
132,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	116,734
	Total Electric	$ 260,282
	Electrical Components & Equipments — 0.3%
EUR 100,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 (144A)	$ 85,003
	Total Electrical Components & Equipments	$ 85,003
	Electronics — 0.1%
25,000	Atkore, Inc., 4.25%, 6/1/31 (144A)	$ 21,438
	Total Electronics	$ 21,438
	Energy-Alternate Sources — 0.1%
36,409	Alta Wind Holdings LLC, 7.00%, 6/30/35 (144A)	$ 35,983
	Total Energy-Alternate Sources	$ 35,983
	Engineering & Construction — 0.1%
57,006	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 47,491
	Total Engineering & Construction	$ 47,491
	Entertainment — 0.5%
200,000	Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.625%, 4/16/29 (144A)	$ 141,846
25,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.625%, 3/1/30 (144A)	21,117
	Total Entertainment	$ 162,963
	Food — 0.5%
13,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.00%, 5/15/32 (144A)	$ 9,969
105,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/1/33 (144A)	100,147
45,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 12/1/52 (144A)	42,832
	Total Food	$ 152,948
16
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Healthcare-Services — 0.0%†
31,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	$ 6,743
	Total Healthcare-Services	$ 6,743
	Insurance — 0.6%
19,000	Aon Corp./Aon Global Holdings Plc, 2.60%, 12/2/31	$ 15,508
120,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)	96,466
85,000	Liberty Mutual Group, Inc., 5.50%, 6/15/52 (144A)	76,263
	Total Insurance	$ 188,237
	Iron & Steel — 0.3%
30,000	Commercial Metals Co., 4.375%, 3/15/32	$ 26,098
15,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	15,338
15,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	15,203
40,000	TMS International Corp., 6.25%, 4/15/29 (144A)	28,610
	Total Iron & Steel	$ 85,249
	Leisure Time — 0.0%†
10,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	$ 7,382
5,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	4,025
	Total Leisure Time	$ 11,407
	Lodging — 0.1%
30,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	$ 25,800
	Total Lodging	$ 25,800
	Media — 0.4%
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 7,672
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/1/30 (144A)	107,802
19,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/27 (144A)	143
	Total Media	$ 115,617
	Metal Fabricate/Hardware — 0.1%
57,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 38,722
	Total Metal Fabricate/Hardware	$ 38,722
	Mining — 0.7%
115,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 89,749
65,000	FMG Resources August 2006 Pty, Ltd., 4.375%, 4/1/31 (144A)	54,060
107,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	83,079
	Total Mining	$ 226,888
	Miscellaneous Manufacturing — 0.0%†
14,000	Amsted Industries, Inc., 5.625%, 7/1/27 (144A)	$ 13,281
	Total Miscellaneous Manufacturing	$ 13,281
	Multi-National — 1.0%
200,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	$ 173,340
IDR 980,000,000	Inter-American Development Bank, 7.875%, 3/14/23	63,210
KZT 49,000,000	International Finance Corp., 7.50%, 2/3/23	105,384
	Total Multi-National	$ 341,934
	Oil & Gas — 0.6%
40,000	Petroleos Mexicanos, 6.70%, 2/16/32	$ 31,410
22,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	21,560
The accompanying notes are an integral part of these financial statements.
17

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	Oil & Gas — (continued)
45,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	$ 41,066
130,000	YPF SA, 6.95%, 7/21/27 (144A)	92,095
	Total Oil & Gas	$ 186,131
	Oil & Gas Services — 0.2%
50,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 49,862
	Total Oil & Gas Services	$ 49,862
	Pharmaceuticals — 0.3%
31,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	$ 23,559
EUR 100,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/9/30	88,087
	Total Pharmaceuticals	$ 111,646
	Pipelines — 1.5%
35,000	Energy Transfer LP, 6.00%, 6/15/48	$ 31,551
19,000	Energy Transfer LP, 6.10%, 2/15/42	17,422
15,000(d)(h)	Energy Transfer LP, 6.625% (3 Month USD LIBOR + 416 bps)	11,137
353,000(d)(h)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	294,755
9,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	6,820
135,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	108,439
34,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	28,042
	Total Pipelines	$ 498,166
	Real Estate — 0.2%
EUR 100,000	ADLER Real Estate AG, 3.00%, 4/27/26	$ 73,754
	Total Real Estate	$ 73,754
	REITs — 0.3%
21,000	GLP Capital LP/GLP Financing II, Inc., 3.25%, 1/15/32	$ 16,787
65,000	HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, 6/15/26 (144A)	56,472
30,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	19,875
	Total REITs	$ 93,134
	Retail — 0.1%
35,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	$ 28,028
	Total Retail	$ 28,028
	Semiconductors — 0.2%
65,000	Broadcom, Inc., 4.15%, 4/15/32 (144A)	$ 57,061
	Total Semiconductors	$ 57,061
	Software — 0.1%
60,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 44,216
	Total Software	$ 44,216
	Telecommunications — 1.2%
50,000	CommScope Technologies LLC, 5.00%, 3/15/27 (144A)	$ 33,960
45,000	GoTo Group, Inc., 5.50%, 9/1/27 (144A)	24,202
165,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	118,696
41,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	34,132
EUR 100,000	Lorca Telecom Bondco SA, 4.00%, 9/18/27 (144A)	95,538
45,000	Lumen Technologies, Inc., 4.50%, 1/15/29 (144A)	31,060
18
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	Telecommunications — (continued)
11,700	Millicom International Cellular SA, 6.25%, 3/25/29 (144A)	$ 11,185
35,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	28,519
	Total Telecommunications	$ 377,292
	Transportation — 0.4%
32,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	$ 24,250
60,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	45,056
45,000	XPO Escrow Sub LLC, 7.50%, 11/15/27 (144A)	45,536
	Total Transportation	$ 114,842
	Total Corporate Bonds (Cost $10,916,319)	$ 8,888,502

Shares
Convertible Preferred Stocks — 1.2% of Net Assets
Banks — 1.2%
24(h)	Bank of America Corp., 7.25%	$ 27,840
319(h)	Wells Fargo & Co., 7.50%	378,015
	Total Banks	$ 405,855
	Total Convertible Preferred Stocks (Cost $437,178)	$ 405,855

Principal Amount USD ($)
Municipal Bonds — 0.8% of Net Assets(j)
Arizona — 0.1%
20,000	Maricopa County Industrial Development Authority, Banner Health, Series 2019F, 3.00%, 1/1/49	$ 14,164
	Total Arizona	$ 14,164
California — 0.1%
20,000	California Health Facilities Financing Authority, Cedars-Sinai Health System, Series A, 3.00%, 8/15/51	$ 15,280
10,000	Regents of the University of California, Medical Center Pooled Revenue, Series P, 4.00%, 5/15/53	9,456
	Total California	$ 24,736
Florida — 0.0%†
15,000	South Broward Hospital District, South Broward Hospital District Obligated Group, Series A, 2.50%, 5/1/47	$ 9,677
	Total Florida	$ 9,677
Georgia — 0.0%†
10,000	Gainesville & Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A, 3.00%, 2/15/51	$ 7,136
	Total Georgia	$ 7,136
Massachusetts — 0.0%†
15,000(k)	Commonwealth of Massachusetts, Series B, 3.00%, 4/1/47	$ 11,298
	Total Massachusetts	$ 11,298
The accompanying notes are an integral part of these financial statements.
19

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
Missouri — 0.0%†
5,000	Health & Educational Facilities Authority of the State of Missouri, BJC Health System, Series A, 3.00%, 7/1/38	$ 4,214
	Total Missouri	$ 4,214
Nebraska — 0.1%
10,000(k)	Lancaster County School District 001, Lincoln Public Schools, 2.00%, 1/15/43	$ 6,346
30,000	University of Nebraska Facilities Corp., Green Bond, Series B, 3.00%, 7/15/54	21,662
	Total Nebraska	$ 28,008
New Jersey — 0.1%
10,000	New Jersey Health Care Facilities Financing Authority, Atlanticare Health System Obligated Group Issue, 3.00%, 7/1/46	$ 7,098
25,000	New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Issue, 3.00%, 7/1/51	17,845
	Total New Jersey	$ 24,943
New York — 0.1%
20,000	New York State Thruway Authority, Series A-1, 3.00%, 3/15/50	$ 15,114
	Total New York	$ 15,114
North Carolina — 0.0%†
15,000	City of Charlotte Airport Revenue, Charlotte Douglas International Airport Revenue, Series A, 4.00%, 7/1/47	$ 13,910
	Total North Carolina	$ 13,910
Oregon — 0.0%†
15,000	Oregon Health & Science University, Green Bond, Series A, 3.00%, 7/1/51	$ 11,125
	Total Oregon	$ 11,125
Pennsylvania — 0.1%
35,000	Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series B, 4.00%, 5/1/56	$ 28,808
5,000	Pennsylvania Turnpike Commission, Series C, 3.00%, 12/1/51	3,635
	Total Pennsylvania	$ 32,443
Texas — 0.1%
30,000	Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, 3.00%, 10/1/51	$ 21,110
10,000	Texas Water Development Board, State Revolving Fund, 3.00%, 8/1/40	8,657
	Total Texas	$ 29,767
Virginia — 0.1%
5,000	Hampton Roads Transportation Accountability Commission, Series A, 4.00%, 7/1/57	$ 4,524
15,000	Roanoke Economic Development Authority, Carilion Clinic Obligated Group, 3.00%, 7/1/45	11,260
5,000	Rockingham County Economic Development Authority, Sentara RMH Medical Center, Series A, 3.00%, 11/1/46	3,769
25,000	Virginia College Building Authority, Public Higher Education Financing Program, Series C, 3.00%, 9/1/51	18,782
	Total Virginia	$ 38,335
	Total Municipal Bonds (Cost $278,485)	$ 264,870

20
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Face Amount USD ($)		Value
Insurance-Linked Securities — 0.0%† of Net Assets#
Reinsurance Sidecars — 0.0%†
Multiperil – Worldwide — 0.0%†
20,578(b)(l) +	Lorenz Re 2019, 6/30/23	$ 37
	Total Reinsurance Sidecars	$ 37
	Total Insurance-Linked Securities (Cost $4,513)	$ 37

Principal Amount USD ($)
	Foreign Government Bonds — 3.3% of Net Assets
	Argentina — 0.8%
6,500	Argentine Republic Government International Bond, 1.000%, 7/9/29	$ 1,726
145,500(c)	Argentine Republic Government International Bond, 1.500%, 7/9/35	36,905
250,000	Ciudad Autonoma De Buenos Aires, 7.500%, 6/1/27 (144A)	229,024
	Total Argentina	$ 267,655
	Indonesia — 0.4%
IDR 1,784,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 112,066
	Total Indonesia	$ 112,066
	Ivory Coast — 0.5%
EUR 100,000	Ivory Coast Government International Bond, 4.875%, 1/30/32 (144A)	$ 84,264
EUR 100,000	Ivory Coast Government International Bond, 5.875%, 10/17/31 (144A)	89,481
	Total Ivory Coast	$ 173,745
	Mexico — 0.8%
MXN 5,490,000	Mexican Bonos, 8.500%, 5/31/29	$ 273,932
	Total Mexico	$ 273,932
	Serbia — 0.2%
EUR 100,000	Serbia International Bond, 2.050%, 9/23/36 (144A)	$ 59,981
	Total Serbia	$ 59,981
	South Africa — 0.6%
ZAR 3,800,000	Republic of South Africa Government Bond, 8.250%, 3/31/32	$ 190,478
	Total South Africa	$ 190,478
	Total Foreign Government Bonds (Cost $1,333,184)	$ 1,077,857

	U.S. Government and Agency Obligations — 44.4% of Net Assets
93,348	Federal Home Loan Mortgage Corp., 1.500%, 12/1/41	$ 76,358
94,151	Federal Home Loan Mortgage Corp., 1.500%, 1/1/42	76,082
94,129	Federal Home Loan Mortgage Corp., 1.500%, 2/1/42	76,065
285,862	Federal Home Loan Mortgage Corp., 2.500%, 5/1/51	242,762
88,462	Federal Home Loan Mortgage Corp., 2.500%, 8/1/51	75,096
9,915	Federal Home Loan Mortgage Corp., 3.000%, 10/1/29	9,545
26,115	Federal Home Loan Mortgage Corp., 3.000%, 2/1/47	23,763
1,351	Federal Home Loan Mortgage Corp., 3.000%, 11/1/47	1,212
21,695	Federal Home Loan Mortgage Corp., 3.500%, 11/1/45	20,189
26,560	Federal Home Loan Mortgage Corp., 3.500%, 7/1/46	25,080
94,352	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	86,272
The accompanying notes are an integral part of these financial statements.
21

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
59,190	Federal Home Loan Mortgage Corp., 3.500%, 4/1/52	$ 54,276
19,061	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	18,242
8,602	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	8,224
5,014	Federal Home Loan Mortgage Corp., 4.000%, 4/1/47	4,796
8,743	Federal Home Loan Mortgage Corp., 4.000%, 12/1/48	8,315
19,503	Federal Home Loan Mortgage Corp., 4.000%, 10/1/51	18,302
293,544	Federal Home Loan Mortgage Corp., 4.000%, 6/1/52	275,390
89,858	Federal Home Loan Mortgage Corp., 4.500%, 9/1/52	86,496
110	Federal Home Loan Mortgage Corp., 5.000%, 5/1/34	112
544	Federal Home Loan Mortgage Corp., 5.000%, 6/1/35	543
2,278	Federal Home Loan Mortgage Corp., 5.000%, 10/1/38	2,325
8,446	Federal Home Loan Mortgage Corp., 5.000%, 11/1/39	8,543
4,702	Federal Home Loan Mortgage Corp., 5.500%, 6/1/41	4,881
322,477	Federal National Mortgage Association, 1.500%, 11/1/41	263,809
93,863	Federal National Mortgage Association, 1.500%, 1/1/42	76,786
94,031	Federal National Mortgage Association, 1.500%, 1/1/42	75,993
95,573	Federal National Mortgage Association, 1.500%, 2/1/42	77,239
124,929	Federal National Mortgage Association, 2.000%, 12/1/41	105,308
187,781	Federal National Mortgage Association, 2.000%, 4/1/42	158,285
64,364	Federal National Mortgage Association, 2.000%, 11/1/51	53,104
500,000	Federal National Mortgage Association, 2.000%, 1/1/53 (TBA)	406,730
72,201	Federal National Mortgage Association, 2.500%, 9/1/50	62,377
78,948	Federal National Mortgage Association, 2.500%, 9/1/50	67,799
261,509	Federal National Mortgage Association, 2.500%, 5/1/51	224,958
89,018	Federal National Mortgage Association, 2.500%, 10/1/51	75,586
93,007	Federal National Mortgage Association, 2.500%, 11/1/51	79,978
92,880	Federal National Mortgage Association, 2.500%, 12/1/51	79,177
93,598	Federal National Mortgage Association, 2.500%, 1/1/52	79,796
92,699	Federal National Mortgage Association, 2.500%, 2/1/52	79,532
1,072,987	Federal National Mortgage Association, 2.500%, 4/1/52	908,668
200,000	Federal National Mortgage Association, 2.500%, 1/1/53 (TBA)	169,303
13,633	Federal National Mortgage Association, 3.000%, 10/1/30	13,041
813	Federal National Mortgage Association, 3.000%, 5/1/46	728
943	Federal National Mortgage Association, 3.000%, 10/1/46	844
461	Federal National Mortgage Association, 3.000%, 1/1/47	413
136,366	Federal National Mortgage Association, 3.000%, 1/1/52	121,208
183,398	Federal National Mortgage Association, 3.000%, 3/1/52	163,492
400,000	Federal National Mortgage Association, 3.000%, 2/15/53 (TBA)	351,198
19,419	Federal National Mortgage Association, 3.500%, 6/1/45	18,077
37,330	Federal National Mortgage Association, 3.500%, 9/1/45	34,699
6,672	Federal National Mortgage Association, 3.500%, 10/1/46	6,190
39,070	Federal National Mortgage Association, 3.500%, 1/1/47	36,253
19,330	Federal National Mortgage Association, 3.500%, 1/1/47	17,925
94,055	Federal National Mortgage Association, 3.500%, 3/1/52	85,583
93,470	Federal National Mortgage Association, 3.500%, 4/1/52	84,965
190,882	Federal National Mortgage Association, 3.500%, 4/1/52	173,991
37,701	Federal National Mortgage Association, 3.500%, 4/1/52	34,571
93,982	Federal National Mortgage Association, 3.500%, 5/1/52	85,922
100,000	Federal National Mortgage Association, 3.500%, 1/1/53 (TBA)	90,830
22
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
100,000	Federal National Mortgage Association, 4.000%, 1/15/38 (TBA)	$ 97,465
29,230	Federal National Mortgage Association, 4.000%, 10/1/40	28,549
4,078	Federal National Mortgage Association, 4.000%, 12/1/40	3,983
13,011	Federal National Mortgage Association, 4.000%, 11/1/43	12,537
18,145	Federal National Mortgage Association, 4.000%, 11/1/43	17,380
10,711	Federal National Mortgage Association, 4.000%, 4/1/47	10,237
11,290	Federal National Mortgage Association, 4.000%, 4/1/47	10,795
6,204	Federal National Mortgage Association, 4.000%, 6/1/47	5,926
8,334	Federal National Mortgage Association, 4.000%, 7/1/47	7,956
15,317	Federal National Mortgage Association, 4.000%, 11/1/50	14,443
12,246	Federal National Mortgage Association, 4.000%, 6/1/51	11,508
13,690	Federal National Mortgage Association, 4.000%, 7/1/51	12,876
30,923	Federal National Mortgage Association, 4.000%, 7/1/51	29,045
42,638	Federal National Mortgage Association, 4.000%, 8/1/51	40,037
100,000	Federal National Mortgage Association, 4.500%, 1/1/38 (TBA)	99,318
21,585	Federal National Mortgage Association, 4.500%, 11/1/40	21,336
12,542	Federal National Mortgage Association, 4.500%, 5/1/41	12,434
38,110	Federal National Mortgage Association, 4.500%, 9/1/43	37,765
35,960	Federal National Mortgage Association, 4.500%, 1/1/44	35,649
28,517	Federal National Mortgage Association, 4.500%, 6/1/44	28,270
90,381	Federal National Mortgage Association, 4.500%, 7/1/44	89,385
50,000	Federal National Mortgage Association, 4.500%, 1/1/53 (TBA)	48,113
10,982	Federal National Mortgage Association, 5.000%, 4/1/30	11,039
100,000	Federal National Mortgage Association, 5.000%, 1/1/38 (TBA)	100,437
10,478	Federal National Mortgage Association, 5.000%, 1/1/39	10,534
2,513	Federal National Mortgage Association, 5.000%, 6/1/40	2,545
179,742	Federal National Mortgage Association, 5.000%, 10/1/52	177,256
100,000	Federal National Mortgage Association, 5.500%, 1/1/53 (TBA)	100,247
68	Federal National Mortgage Association, 6.000%, 3/1/32	70
400,000	Federal National Mortgage Association, 6.000%, 1/15/53 (TBA)	405,902
200,000	Government National Mortgage Association, 2.500%, 1/20/53 (TBA)	173,272
400,000	Government National Mortgage Association, 3.000%, 1/15/53 (TBA)	356,073
100,000	Government National Mortgage Association, 3.500%, 1/15/53 (TBA)	91,861
100,000	Government National Mortgage Association, 4.000%, 1/20/53 (TBA)	94,610
100,000	Government National Mortgage Association, 4.500%, 1/15/53 (TBA)	96,991
200,000	Government National Mortgage Association, 5.000%, 1/20/53 (TBA)	198,146
3,533	Government National Mortgage Association I, 3.500%, 10/15/42	3,322
460	Government National Mortgage Association I, 4.000%, 12/15/41	442
62,393	Government National Mortgage Association I, 4.000%, 4/15/42	60,087
50,227	Government National Mortgage Association I, 4.000%, 8/15/43	48,639
4,027	Government National Mortgage Association I, 4.000%, 3/15/44	3,878
7,946	Government National Mortgage Association I, 4.000%, 9/15/44	7,654
7,559	Government National Mortgage Association I, 4.000%, 4/15/45	7,280
13,639	Government National Mortgage Association I, 4.000%, 6/15/45	13,210
1,873	Government National Mortgage Association I, 4.500%, 9/15/33	1,848
4,347	Government National Mortgage Association I, 4.500%, 4/15/35	4,259
9,634	Government National Mortgage Association I, 4.500%, 1/15/40	9,563
33,290	Government National Mortgage Association I, 4.500%, 3/15/40	32,958
6,689	Government National Mortgage Association I, 4.500%, 9/15/40	6,646
The accompanying notes are an integral part of these financial statements.
23

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
Principal Amount USD ($)		Value
	U.S. Government and Agency Obligations — (continued)
7,729	Government National Mortgage Association I, 4.500%, 7/15/41	$ 7,658
2,046	Government National Mortgage Association I, 5.000%, 4/15/35	2,087
1,866	Government National Mortgage Association I, 5.500%, 1/15/34	1,954
2,477	Government National Mortgage Association I, 5.500%, 4/15/34	2,592
742	Government National Mortgage Association I, 5.500%, 7/15/34	777
3,634	Government National Mortgage Association I, 5.500%, 6/15/35	3,684
313	Government National Mortgage Association I, 6.000%, 2/15/33	331
507	Government National Mortgage Association I, 6.000%, 3/15/33	537
482	Government National Mortgage Association I, 6.000%, 3/15/33	495
629	Government National Mortgage Association I, 6.000%, 6/15/33	656
740	Government National Mortgage Association I, 6.000%, 7/15/33	771
638	Government National Mortgage Association I, 6.000%, 7/15/33	656
523	Government National Mortgage Association I, 6.000%, 9/15/33	537
69	Government National Mortgage Association I, 6.000%, 9/15/33	71
715	Government National Mortgage Association I, 6.000%, 10/15/33	739
208	Government National Mortgage Association I, 6.500%, 3/15/29	214
795	Government National Mortgage Association I, 6.500%, 1/15/30	817
147	Government National Mortgage Association I, 6.500%, 2/15/32	152
124	Government National Mortgage Association I, 6.500%, 3/15/32	128
267	Government National Mortgage Association I, 6.500%, 11/15/32	275
4,085	Government National Mortgage Association II, 3.500%, 4/20/45	3,811
6,991	Government National Mortgage Association II, 3.500%, 4/20/45	6,524
8,744	Government National Mortgage Association II, 3.500%, 3/20/46	8,157
198,552	Government National Mortgage Association II, 3.500%, 9/20/52	182,440
12,980	Government National Mortgage Association II, 4.000%, 9/20/44	12,493
16,854	Government National Mortgage Association II, 4.000%, 10/20/46	16,208
15,123	Government National Mortgage Association II, 4.000%, 1/20/47	14,526
10,617	Government National Mortgage Association II, 4.000%, 2/20/48	10,113
14,565	Government National Mortgage Association II, 4.000%, 4/20/48	13,873
4,589	Government National Mortgage Association II, 4.500%, 9/20/41	4,580
12,448	Government National Mortgage Association II, 4.500%, 9/20/44	12,499
5,227	Government National Mortgage Association II, 4.500%, 10/20/44	5,240
10,787	Government National Mortgage Association II, 4.500%, 11/20/44	10,819
99,295	Government National Mortgage Association II, 4.500%, 9/20/52	96,339
1,419	Government National Mortgage Association II, 5.500%, 3/20/34	1,466
2,283	Government National Mortgage Association II, 6.000%, 11/20/33	2,390
1,000,000(f)	U.S. Treasury Bills, 1/10/23	999,297
1,250,000(f)	U.S. Treasury Bills, 1/24/23	1,247,199
950,000(f)	U.S. Treasury Bills, 2/2/23	946,986
1,350,000	U.S. Treasury Bonds, 2.250%, 2/15/52	938,777
1,138,000	U.S. Treasury Bonds, 3.000%, 2/15/48	932,760
656,400	U.S. Treasury Notes, 3.875%, 12/31/27	652,605
	Total U.S. Government and Agency Obligations (Cost $14,892,440)	$14,405,236

24
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Shares		Value
SHORT TERM INVESTMENTS — 0.3% of Net Assets
Open-End Fund — 0.3%
116,036(m)	Dreyfus Government Cash Management, Institutional Shares, 4.19%	$ 116,036
$ 116,036
	TOTAL SHORT TERM INVESTMENTS (Cost $116,036)	$ 116,036
Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
	Over The Counter (OTC) Currency Put Options Purchased — 0.0%†
300,000	Put EUR Call USD	Goldman Sachs	EUR 6,340	EUR 1.02	11/28/23	$ 3,457
350,000	Put EUR Call USD	JPMorgan Chase Bank NA	EUR 5,861	EUR 0.99	1/23/23	8
	Total Over The Counter (OTC) Currency Put Options Purchased (Premiums paid $ 12,201)					$ 3,465

	TOTAL OPTIONS PURCHASED (Premiums paid $ 12,201)					$ 3,465

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 105.6% (Cost $39,031,217)					$34,311,533
Shares		Dividend Income	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Affiliated Issuer — 2.5%
Closed-End Fund — 2.5% of Net Assets
101,753(n)	Pioneer ILS Interval Fund	$21,504	$—	$(11,481)	$ 825,212
	Total Closed-End Fund (Cost $1,036,154)				$ 825,212

	Total Investments in Affiliated Issuer — 2.5% (Cost $1,036,154)				$ 825,212
Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
	Over The Counter (OTC) Currency Call Option Written — (0.0%)†
300,000	Call EUR Put USD	Goldman Sachs	EUR 6,340	EUR 1.10	11/28/23	$ (8,326)
350,000	Call EUR Put USD	JPMorgan Chase Bank NA	EUR 5,861	EUR 1.06	1/23/23	(5,264)
	Total Over The Counter (OTC) Currency Call Option Written (Premiums received $(12,201))					$ (13,590)

	OTHER ASSETS AND LIABILITIES — (8.1)%					$ (2,646,245)
	net assets — 100.0%					$32,476,910

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
REMICs	Real Estate Mortgage Investment Conduits.
The accompanying notes are an integral part of these financial statements.
25

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2022, the value of these securities amounted to $13,640,580, or 42.0% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at December 31, 2022.
(b)	Non-income producing security.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at December 31, 2022.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2022.
(e)	Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Security is in default.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(j)	Consists of Revenue Bonds unless otherwise indicated.
(k)	Represents a General Obligation Bond.
(l)	Issued as preference shares.
(m)	Rate periodically changes. Rate disclosed is the 7-day yield at December 31, 2022.
(n)	Pioneer ILS Interval Fund is an affiliated closed-end fund managed by Amundi Asset Management, Inc., (the “Adviser”).
*	Senior secured ﬂoating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2022.
†	Amount rounds to less than 0.1%.
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Lorenz Re 2019	7/10/2019	$ 4,513	$ 37
% of Net assets			0.0% †
†	Amount rounds to less than 0.1%.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,335,000	USD	1,338,578	Bank of America NA	1/26/23	$ 93,189
USD	799,731	EUR	745,000	Brown Brothers Harriman & Co.	3/24/23	(2,406)
AUD	235,000	NZD	251,033	Citibank NA	3/29/23	1,069
INR	16,400,000	USD	195,203	Citibank NA	1/27/23	2,720
PLN	1,240,000	EUR	257,775	Citibank NA	2/16/23	5,010
USD	74,202	CAD	100,000	Citibank NA	2/10/23	328
USD	178,928	IDR	2,794,500,000	Citibank NA	3/30/23	(1,374)
BRL	850,000	USD	156,711	Goldman Sachs & Co.	1/31/23	3,262
NOK	1,100,000	USD	110,198	Goldman Sachs & Co.	2/2/23	2,243
PEN	740,000	USD	187,124	Goldman Sachs & Co.	2/16/23	6,829
USD	290,195	MXN	5,805,000	Goldman Sachs & Co.	3/29/23	(2,866)
EUR	30,000	USD	32,125	HSBC Bank USA NA	3/24/23	176
USD	614,987	EUR	588,000	HSBC Bank USA NA	2/17/23	(16,575)
USD	192,417	ZAR	3,372,000	HSBC Bank USA NA	3/29/23	(4,546)
NOK	1,305,000	USD	125,952	JPMorgan Chase Bank NA	2/2/23	7,445
PLN	900,000	USD	196,177	JPMorgan Chase Bank NA	2/17/23	8,384
USD	8,585	KZT	4,200,000	JPMorgan Chase Bank NA	1/27/23	(401)
USD	108,602	PLN	500,000	JPMorgan Chase Bank NA	2/17/23	(5,042)
AUD	597,000	USD	405,010	State Street Bank & Trust Co.	2/17/23	2,276
NOK	2,245,000	EUR	213,082	State Street Bank & Trust Co.	1/10/23	992
USD	369,576	EUR	375,000	State Street Bank & Trust Co.	1/26/23	(32,606)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ 68,107
26
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS
Number of Contracts Long	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
4	U.S. 2 Year Note (CBT)	3/31/23	$ 819,410	$ 820,313	$ 903
19	U.S. 5 Year Note (CBT)	3/31/23	2,078,477	2,050,664	(27,813)
1	U.S. 10 Year Note (CBT)	3/22/23	112,871	112,297	(574)
12	U.S. Long Bond (CBT)	3/22/23	1,526,787	1,504,125	(22,662)
			$4,537,545	$4,487,399	$(50,146)
Number of Contracts Short	Description	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
6	Euro-Bund	3/8/23	$ (909,058)	$ (853,770)	$55,288
6	U.S. 10 Year Ultra Bond (CBT)	3/22/23	(727,658)	(709,688)	17,970
			$(1,636,716)	$(1,563,458)	$73,258
TOTAL FUTURES CONTRACTS			$ 2,900,829	$ 2,923,941	$23,112
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums Paid/ (Received)	Unrealized (Depreciation)	Market Value
792,000	Markit CDX North America High Yield Series 37	Pay	5.00%	12/21/26	$ (3,845)	$ (20,189)	$ (24,034)
3,600,000	Markit CDX North America High Yield Series 39	Pay	5.00%	12/20/27	130,409	(159,819)	(29,410)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$126,564	$ (180,008)	$(53,444)
OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION
Notional Amount ($)(1)	Counterparty	Reference Obligation/Index	Pay/ Receive(3)	Annual Fixed Rate	Expiration Date	Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)	Market Value
25,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	12/20/25	$ (944)	$ 150	$ (794)
70,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	12/20/25	(1,895)	(328)	(2,223)
15,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	12/20/25	(431)	(46)	(477)
25,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	12/20/25	(697)	(98)	(795)
45,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	12/20/25	(1,415)	(14)	(1,429)
25,000	JPMorgan Chase Bank NA	Delta Air Lines, Inc.	Receive	5.00%	12/20/26	2,109	(597)	1,512
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION						$ (3,273)	$ (933)	$ (4,206)
TOTAL SWAP CONTRACTS						$123,291	$(180,941)	$(57,650)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
(3)	Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
AUD	— Australia Dollar
BRL	— Brazil Real
CAD	— Canada Dollar
The accompanying notes are an integral part of these financial statements.
27

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Schedule of Investments 12/31/22 (continued)
EUR	— Euro
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KZT	— Kazakhstan Tenge
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peru Nuevo Sol
PLN	— Poland Zloty
USD	— United States Dollar
ZAR	— South Africa Rand
Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2022 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 3,498,639	$ 4,527,922
Other Long-Term Securities	$19,645,993	$17,377,109
At December 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $40,087,338 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$447,555
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,378,169)
Net unrealized depreciation	$(4,930,614)
Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2022, in valuing the Portfolio's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 406,515	$ —	$ 406,515
Common Stocks
Airlines	—	12,698	—	12,698
Household Durables	21	—	—	21
Asset Backed Securities	—	1,427,436	—	1,427,436
Collateralized Mortgage Obligations	—	4,598,935	—	4,598,935
Commercial Mortgage-Backed Securities	—	2,476,721	—	2,476,721
Convertible Corporate Bonds	—	227,349	—	227,349
Corporate Bonds	—	8,888,502	—	8,888,502
Convertible Preferred Stocks	405,855	—	—	405,855
Municipal Bonds	—	264,870	—	264,870
Insurance-Linked Securities
Reinsurance Sidecars	—	—	37	37
Foreign Government Bonds	—	1,077,857	—	1,077,857
U.S. Government and Agency Obligations	—	14,405,236	—	14,405,236
Open-End Fund	116,036	—	—	116,036
Over The Counter (OTC) Currency Put Options Purchased	—	3,465	—	3,465
Affiliated Closed-End Fund	825,212	—	—	825,212
Total Investments in Securities	$1,347,124	$33,789,584	$37	$35,136,745
28
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Over The Counter (OTC) Currency Call Option Written	$ —	$ (13,590)	$ —	$ (13,590)
Net unrealized appreciation on forward foreign currency exchange contracts	—	68,107	—	68,107
Net unrealized appreciation on futures contracts	23,112	—	—	23,112
Swap contracts, at value	—	(57,650)	—	(57,650)
Total Other Financial Instruments	$ 23,112	$ (3,133)	$ —	$ 19,979
During the year ended December 31, 2022, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
29

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Assets and Liabilities 12/31/22
ASSETS:
Investments in unaffiliated issuers, at value (cost $39,031,217)	$34,311,533
Investments in affiliated issuers, at value (cost $1,036,154)	825,212
Cash	49,447
Foreign currencies, at value (cost $21,731)	11,957
Futures collateral	380,725
Swaps collateral	310,193
Variation margin for futures contracts	2,910
Variation margin for centrally cleared swap contracts	1,271
Unrealized appreciation on forward foreign currency exchange contracts	133,923
Receivables —
Investment securities sold	3,899
Portfolio shares sold	16,743
Dividends	435
Interest	241,356
Due from the Adviser	694
Total assets	$ 36,290,298
LIABILITIES:
Payables —
Investment securities purchased	$3,585,867
Portfolio shares repurchased	3,757
Distributions	2,889
Trustees' fees	106
Swap contracts, at value (net premiums paid $123,291)	57,650
Written options outstanding (net premiums received $12,201)	13,590
Unrealized depreciation on forward foreign currency exchange contracts	65,816
Reserve for repatriation taxes	804
Management fees	2,153
Administrative expenses	337
Distribution fees	771
Accrued expenses	79,648
Total liabilities	$ 3,813,388
NET ASSETS:
Paid-in capital	$38,444,984
Distributable earnings (loss)	(5,968,074)
Net assets	$32,476,910
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class l (based on $4,326,145/508,684 shares)	$ 8.50
Class ll (based on $28,150,765/3,315,883 shares)	$ 8.49
30
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statement of Operations
FOR THE YEAR ENDED 12/31/22
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $2,536)	$ 1,538,902
Dividends from unaffiliated issuers	48,789
Dividends from affiliated issuers	21,504
Total Investment Income		$ 1,609,195
EXPENSES:
Management fees	$ 242,151
Administrative expenses	19,581
Distribution fees
Class ll	80,847
Custodian fees	2,021
Professional fees	95,256
Printing expense	21,347
Pricing fees	6,611
Officers' and Trustees' fees	8,246
Insurance expense	375
Miscellaneous	3,648
Total expenses		$ 480,083
Less fees waived and expenses reimbursed by the Adviser		(119,830)
Net expenses		$ 360,253
Net investment income		$ 1,248,942
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $151)	$(1,751,036)
Forward foreign currency exchange contracts	(112,566)
Futures contracts	(83,764)
Swap contracts	152,723
Written options	11,956
Other assets and liabilities denominated in foreign currencies	68,911	$ (1,713,776)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $(3,192))	$(4,789,385)
Investments in affiliated issuers	(11,481)
Forward foreign currency exchange contracts	99,728
Futures contracts	(69,405)
Swap contracts	(207,061)
Written options	(10,691)
Other assets and liabilities denominated in foreign currencies	14,010	$ (4,974,285)
Net realized and unrealized gain (loss) on investments		$ (6,688,061)
Net decrease in net assets resulting from operations		$(5,439,119)
The accompanying notes are an integral part of these financial statements.
31

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Statements of Changes in Net Assets
	Year Ended 12/31/22	Year Ended 12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 1,248,942	$ 1,089,453
Net realized gain (loss) on investments	(1,713,776)	1,517,523
Change in net unrealized appreciation (depreciation) on investments	(4,974,285)	(1,832,504)
Net increase (decrease) in net assets resulting from operations	$ (5,439,119)	$ 774,472
DISTRIBUTIONS TO SHAREOWNERS:
Class l ($0.47 and $0.45 per share, respectively)	$ (239,786)	$ (273,606)
Class ll ($0.45 and $0.42 per share, respectively)	(1,529,549)	(1,525,635)
Tax return of capital
Class l ($0.17 and $— per share, respectively)	(98,197)	—
Class ll ($0.17 and $— per share, respectively)	(594,426)	—
Total distributions to shareowners	$ (2,461,958)	$ (1,799,241)
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 7,988,236	$ 10,583,986
Reinvestment of distributions	2,459,068	1,796,676
Cost of shares repurchased	(14,748,385)	(11,486,467)
Net increase (decrease) in net assets resulting from Portfolio share transactions	$ (4,301,081)	$ 894,195
Net decrease in net assets	$(12,202,158)	$ (130,574)
NET ASSETS:
Beginning of year	$ 44,679,068	$ 44,809,642
End of year	$ 32,476,910	$ 44,679,068
	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount	Year Ended 12/31/21 Shares	Year Ended 12/31/21 Amount
Class l
Shares sold	29,116	$ 259,337	60,649	$ 637,287
Reinvestment of distributions	37,759	337,572	25,937	273,126
Less shares repurchased	(124,268)	(1,144,953)	(133,505)	(1,400,037)
Net decrease	(57,393)	$ (548,044)	(46,919)	$ (489,624)
Class ll
Shares sold	790,762	$ 7,728,899	945,668	$ 9,946,699
Reinvestment of distributions	237,899	2,121,496	144,957	1,523,550
Less shares repurchased	(1,431,038)	(13,603,432)	(957,584)	(10,086,430)
Net increase (decrease)	(402,377)	$ (3,753,037)	133,041	$ 1,383,819
32
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class l
Net asset value, beginning of period	$ 10.44	$10.69	$10.32	$ 9.71	$ 10.28
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.33	0.28	0.34	0.34	0.34
Net realized and unrealized gain (loss) on investments	(1.63)	(0.08)	0.42	0.61	(0.52)
Net increase (decrease) from investment operations	$ (1.30)	$ 0.20	$ 0.76	$ 0.95	$ (0.18)
Distributions to shareowners:
Net investment income	(0.12)	(0.35)	(0.36)	(0.34)	(0.28)
Net realized gain	(0.35)	(0.10)	(0.03)	—	(0.07)
Tax return of capital	(0.17)	—	—	—	(0.04)
Total distributions	$ (0.64)	$ (0.45)	$ (0.39)	$ (0.34)	$ (0.39)
Net increase (decrease) in net asset value	$ (1.94)	$ (0.25)	$ 0.37	$ 0.61	$ (0.57)
Net asset value, end of period	$ 8.50	$10.44	$10.69	$10.32	$ 9.71
Total return(b)	(12.60)%	1.89%	7.63%	9.89%	(1.78)%
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	3.58%	2.66%	3.38%	3.38%	3.41%
Portfolio turnover rate	71%	65%	62%	62%	37%
Net assets, end of period (in thousands)	$ 4,326	$5,913	$6,552	$5,962	$10,296
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.07%	1.21%	1.31%	1.33%	1.32%
Net investment income (loss) to average net assets	3.26%	2.20%	2.82%	2.80%	2.84%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
The accompanying notes are an integral part of these financial statements.
33

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Financial Highlights (continued)
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class ll
Net asset value, beginning of period	$ 10.43	$ 10.67	$ 10.30	$ 9.70	$ 10.26
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.31	0.25	0.32	0.32	0.31
Net realized and unrealized gain (loss) on investments	(1.63)	(0.07)	0.41	0.59	(0.50)
Net increase (decrease) from investment operations	$ (1.32)	$ 0.18	$ 0.73	$ 0.91	$ (0.19)
Distributions to shareowners:
Net investment income	(0.10)	(0.32)	(0.33)	(0.31)	(0.26)
Net realized gain	(0.35)	(0.10)	(0.03)	—	(0.07)
Tax return of capital	(0.17)	—	—	—	(0.04)
Total distributions	$ (0.62)	$ (0.42)	$ (0.36)	$ (0.31)	$ (0.37)
Net increase (decrease) in net asset value	$ (1.94)	$ (0.24)	$ 0.37	$ 0.60	$ (0.56)
Net asset value, end of period	$ 8.49	$ 10.43	$ 10.67	$ 10.30	$ 9.70
Total return(b)	(12.83)%	1.73%	7.37%	9.52%	(1.93)%
Ratio of net expenses to average net assets	1.00%	1.00%	0.99%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	3.32%	2.40%	3.11%	3.16%	3.16%
Portfolio turnover rate	71%	65%	62%	62%	37%
Net assets, end of period (in thousands)	$28,151	$38,767	$38,258	$36,647	$32,664
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.32%	1.46%	1.55%	1.59%	1.57%
Net investment income (loss) to average net assets	3.00%	1.94%	2.55%	2.57%	2.59%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:     The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
34
The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22
1.  Organization and Signiﬁcant Accounting Policies
Pioneer Strategic Income VCT Portfolio (the “Portfolio”) is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the “Trust”), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.
The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.
Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Portfolio’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Portfolio's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
Effective August 19, 2022, the Portfolio is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Portfolio has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”).
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Portfolio in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt
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Notes to Financial Statements 12/31/22 (continued)
securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of closed-end interval funds that offer their shares at net asset value are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Portfolio pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.
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B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2022, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2022, the Portfolio paid no such taxes.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At December 31, 2022, the Portfolio was permitted to carry forward indefinitely $437,752 of short-term losses and $596,819 of long-term losses.
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, was as follows:
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Notes to Financial Statements 12/31/22 (continued)
	2022	2021
Distributions paid from:
Ordinary income	$ 632,134	$1,375,479
Long-term capital gains	1,137,201	423,762
Tax return of capital	692,623	—
Total	$2,461,958	$1,799,241
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (1,034,571)
Other book/tax temporary differences	(2,889)
Net unrealized depreciation	(4,930,614)
Total	$(5,968,074)
The differences between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Portfolio Shares and Class Allocations
The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 5). Class I shares do not pay distribution fees.
Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.
All expenses and fees paid to the Portfolio’s transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.
F.	Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Portfolio's investments, impair the Portfolio's ability to satisfy redemption requests, and negatively impact the Portfolio's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Portfolio's
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investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Portfolio's assets may go down.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Portfolio investments, on Portfolio performance and the value of an investment in the Portfolio, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Portfolio's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be
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Notes to Financial Statements 12/31/22 (continued)
entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Portfolio will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Portfolio or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Portfolio. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
The Portfolio may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as the Portfolio’s custodian and accounting agent, and the Portfolio’s transfer agent. In addition, many beneﬁcial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Portfolio’s prospectus contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Portfolio at December 31, 2022 are listed in the Schedule of Investments.
H.	Insurance-Linked Securities (“ILS”)
The Portfolio invests in ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Portfolio is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
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The Portfolio’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio’s structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.
Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio’s investment in Pioneer ILS Interval Fund at December 31, 2022 is listed in the Schedule of Investments.
I.	Purchased Options
The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio’s Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended December 31, 2022 was $27,892. Open purchased options at December 31, 2022 are listed in the Schedule of Investments.
J.	Option Writing
The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the year ended December 31, 2022 was $(3,750). Open written options contracts at December 31, 2022, are listed in the Schedule of Investments.
K.	Forward Foreign Currency Exchange Contracts
The Portfolio may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable
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Notes to Financial Statements 12/31/22 (continued)
exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the year ended December 31, 2022, the Portfolio had entered into various forward foreign currency exchange contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Portfolio may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended December 31, 2022, was $4,070,440 and $3,697,449 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at December 31, 2022 are listed in the Schedule of Investments.
L.	Futures Contracts
The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives.
All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2022 is recorded as "Futures collateral" on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the year ended December 31, 2022 was $(36,017). Open futures contracts outstanding at December 31, 2022 are listed in the Schedule of Investments.
M.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.
As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.
The Portfolio may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2022 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The average notional value of credit default swap contracts buy protection, credit default swap contracts sell protection and total return swap sell protection open during the year ended December 31, 2022 were $2,434,680, $733,000 and $576,000, respectively. Open credit default swap contracts at December 31, 2022 are listed in the Schedule of Investments.
2.  Management Agreement
The Adviser manages the Portfolio. Management fees payable under the Portfolio's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Portfolio’s average daily net assets. For the year ended December 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses and waiver of acquired fund fees and expenses) was equivalent to 0.65% of the Portfolio’s average daily net assets.
The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio’s assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the year ended December 31, 2022, the Adviser waived $14,426 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as a fee waiver.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than taxes, brokerage commissions, acquired fund expenses and extraordinary expenses, such as litigation) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00%, of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2023. There
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended December 31, 2022 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements.
3.  Compensation of Officers and Trustees
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. Except for the chief compliance officer, the Portfolio does not pay any salary or other compensation to its officers. The Portfolio pays a portion of the chief compliance officer's compensation for his services as the Portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended December 31, 2022, the Portfolio paid $8,246 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At December 31, 2022, on its Statement of Assets and Liabilities, the Portfolio had a payable for Trustees' fees of $106 and a payable for administrative expenses of $337, which includes the payable for Officers' compensation.
4.  Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio’s omnibus relationship contracts.
5.  Distribution Plan
The Portfolio has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio’s Class II shares.
6.  Master Netting Agreements
The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Portfolio as collateral, if any, are identiﬁed as such in the Schedule of Investments.
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Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2022.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets (b)
Bank of America NA	$ 93,189	$ —	$ —	$ —	$ 93,189
Brown Brothers Harriman & Co.	—	—	—	—	—
Citibank NA	9,127	(1,374)	—	—	7,753
Goldman Sachs & Co.	15,791	(11,192)	—	—	4,599
HSBC Bank USA NA	176	(176)	—	—	—
JPMorgan Chase Bank NA	17,349	(16,425)	—	—	924
State Street Bank & Trust Co.	3,268	(3,268)	—	—	—
Total	$138,900	$(32,435)	$—	$—	$106,465
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (c)
Bank of America NA	$ —	$ —	$ —	$ —	$ —
Brown Brothers Harriman & Co.	2,406	—	—	—	2,406
Citibank NA	1,374	(1,374)	—	—	—
Goldman Sachs & Co.	11,192	(11,192)	—	—	—
HSBC Bank USA NA	21,121	(176)	—	—	20,945
JPMorgan Chase Bank NA	16,425	(16,425)	—	—	—
State Street Bank & Trust Co.	32,606	(3,268)	—	—	29,338
Total	$85,124	$(32,435)	$—	$—	$52,689
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
7.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Portfolio’s use of derivatives may enhance or mitigate the Portfolio’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2022, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Net unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$68,107	$ —	$ —
Net unrealized appreciation on futures contracts*	$23,112	$ —	$ —	$ —	$ —
Options purchased**	—	—	3,465	—	—
Total Value	$23,112	$ —	$71,572	$—	$—
Liabilities
Call options written	$ —	$ —	$13,590	$ —	$ —
Swap contracts at value	—	57,650	—	—	—
Total Value	$ —	$57,650	$13,590	$—	$—

*	Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the assets and/or liabilities on the Statement of Assets and Liabilities.
**	Reflects the market value of purchased option contracts (see Note 1I). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2022 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$ (83,764)	$ —	$ —	$ —	$ —
Forward foreign currency exchange contracts	—	—	(112,566)	—	—
Options purchased*	—	—	(11,956)	—	—
Options written	—	—	11,956	—	—
Swap contracts	—	152,723	—	—	—
Total Value	$(83,764)	$ 152,723	$(112,566)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Futures contracts	$ (69,405)	$ —	$ —	$ —	$ —
Forward foreign currency exchange contracts	—	—	99,728	—	—
Options purchased**	—	—	(12,945)	—	—
Options written	—	—	(10,691)	—	—
Swap contracts	—	(207,061)	—	—	—
Total Value	$(69,405)	$(207,061)	$ 76,092	$—	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1I). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statements of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
8.  Unfunded Loan Commitments
The Portfolio may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Portfolio is obliged to provide funding to the borrower upon demand. A fee is earned by the Portfolio on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of December 31, 2022, the Portfolio had no unfunded loan commitments outstanding.
9.  Affiliated Issuers
An affiliated issuer is a company in which the Portfolio has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares or any company which is under common ownership or control. At December 31, 2022, the value of the Portfolio’s investment in afﬁliated issuers was $825,212, which represents 2.5% of the Portfolio’s net assets.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Notes to Financial Statements 12/31/22 (continued)
Transactions in afﬁliated issuers by the Portfolio for the year ended December 31, 2022 were as follows:
Name of the Affiliated Issuer	Value at December 31, 2021	Purchases Costs	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain/(Loss)	Dividends Received and Reinvested	Sales Proceeds	Shares held at December 31, 2022	Value at December 31, 2022
Pioneer ILS Interval Fund	$815,189	$—	$(11,481)	$—	$21,504	$—	101,753	$825,212
Annual and semi-annual reports for the underlying Pioneer funds are available on the funds’ web page(s) at www.amundi.com/us.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of
Pioneer Strategic Income VCT Portfolio :
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio (the “Portfolio”) (one of the portfolios constituting Pioneer Variable Contracts Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Strategic Income VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
March 1, 2023
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Additional Information (unaudited)
The Portfolio designated $1,137,201 as long-term capital gains distributions during the year ended December 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Portfolio’s ordinary income distributions derived from qualified interest income was 100.00%.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the “Portfolio”) pursuant to an investment management agreement between Amundi US and the Portfolio. In order for Amundi US to remain the investment adviser of the Portfolio, the Trustees of the Portfolio, including a majority of the Portfolio’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Portfolio.
The contract review process began in January 2022 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Portfolio’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio’s portfolio managers in the Portfolio. In July 2022, the Trustees, among other things, reviewed the Portfolio’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Portfolio and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services.
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed Amundi US’s investment approach for the Portfolio and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Portfolio, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Portfolio’s service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Portfolio’s business and other affairs. The Trustees considered that the Portfolio reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Portfolio.
In considering the Portfolio’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Portfolio’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Portfolio’s benchmark index. They also discuss the Portfolio’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
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Approval of Renewal of Investment Management Agreement (continued)
Management Fee and Expenses.
The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio’s shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio’s transfer agency and Portfolio- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio’s expense ratio.
The Trustees considered that the Portfolio’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Portfolio’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Portfolio’s Class II shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Portfolio’s Class II shares was in the fourth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Portfolio and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management and administration agreements with the Portfolio, Amundi US performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Portfolio.
The Trustees concluded that the management fee payable by the Portfolio to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability.
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Portfolio, including the methodology used by Amundi US in allocating certain of its costs to the management of the Portfolio. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Portfolio was not unreasonable.
Economies of Scale.
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.
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Other Benefits.
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the fund business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Portfolio to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Portfolio, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Portfolio were reasonable.
Conclusion.
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
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Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers
The Portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present); Director, Quadriserv, Inc.
(2005 – 2013); and Commissioner,
New Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (71)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (65) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
54

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Craig C. MacKay (59) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 1995. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
55

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Trustees, Officers and Service Providers (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees (continued)
Fred J. Ricciardi (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Interested Trustees
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio’s investment adviser and certain of its affiliates.
56

Pioneer Strategic Income VCT Portfolio	Pioneer Variable Contracts Trust

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Trust Officers
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (51) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (50) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
57

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
20364-16-0223

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

   (a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $276,705 payable to Ernst & Young LLP for the year ended December 31, 2022 and $257,400 for the year ended December 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $70,422 and $65,508 during the fiscal years ended December 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds	• Accounting research assistance • SEC consultation, registration statements, and reporting

• Tax accrual related matters

• Implementation of new accounting standards

• Compliance letters (e.g. rating agency letters)

• Regulatory reviews and assistance regarding financial matters

• Semi-annual reviews (if requested)

• Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule	• AICPA attest and agreed-upon procedures • Technology control assessments

	210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general

Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule,	• Tax planning and support • Tax controversy assistance

	if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects
A. SYNERGISTIC, UNIQUE QUALIFICATIONS

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $70,422 and $65,508 during the fiscal years ended December 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Variable Contracts Trust

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 8, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date March 8, 2023

*	Print the name and title of each signing officer under his or her signature.